SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


/ /  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))

                            NEW FRONTIER MEDIA, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.


/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies: Common Stock, par value $.0001 per share


     (2) Aggregate number of securities to which transaction applies:



     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:



/X/  Fee paid previously with preliminary materials.


     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                            NEW FRONTIER MEDIA, INC.
                         5435 AIRPORT BLVD., SUITE 100
                            BOULDER, COLORADO 80301
                                 (303) 444-0632




                                                              September 28, 1999


Dear Fellow Shareholder:


     You are cordially invited to attend the Annual Meeting of Shareholders of New Frontier Media, Inc. ("the Company"), to be held at 10:00 a.m., Mountain Daylight Time, on October 27, 1999, at 5435 Airport Blvd., Suite 100, Boulder, Colorado 80301.


     In particular, I would like to call your attention to the Stock Purchase Agreement (the "Agreement") that the Company has entered into with Edward Bonn, Bradley Weber and Jerry Howard (the "Sellers"), the owners of Interactive Gallery, Inc., Interactive Telecom Network, Inc. and Card Transactions, Inc. (the "IGallery Companies"). The Agreement is summarized in the accompanying Proxy Statement and the full text of the Agreement is attached thereto as Appendix "A." At the Meeting, the shareholders of the Company are being asked to approve a proposal whereby, in connection with the consummation of the Agreement, the Company would issue, among other things, 6,000,000 restricted shares of common stock to the Sellers. We estimate that, upon completion of the Acquisition, approximately 70% of the outstanding New Frontier Common Stock will be owned by current New Frontier shareholders and approximately 30% will be owned by the Sellers.

     At this meeting, you will also be asked to vote, in person or by proxy, on the following matters: (i) the election of four directors to serve on the Board of Directors of the Company; (ii) the approval of the Company's 1999 Incentive Stock Option Plan; (iii) the ratification of the appointment of Spicer, Jeffries & Co. as the Company's independent accountants; (iv) the ratification of two transactions involving the issuance and sale of securities authorized by the Board of Directors at prices less than market value and each exceeding 20% of the outstanding shares prior to the issuance and sale; and (v) any other business as may properly come before the meeting or any adjournments thereof. The official Notice of Meeting, Proxy Statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement.

     Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Meeting. Accordingly, you are urged to complete, sign and mail the enclosed proxy card as soon as possible.

                                               Very truly yours,

                                               /s/ Mark H. Kreloff

                                               Mark H. Kreloff
                                               Chairman of the Board and
                                               Chief Executive Officer

                            NEW FRONTIER MEDIA, INC.
                         5435 AIRPORT BLVD., SUITE 100
                            BOULDER, COLORADO 80301
                                 (303) 444-0632

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Stockholders of New Frontier Media, Inc.:


     Notice is hereby given that the Annual Meeting of Shareholders of New Frontier Media, Inc.(the "Company") will be held on October 27, 1999, at 10:00 a.m., Mountain Daylight Time, at 5435 Airport Blvd., Suite 100, Boulder, Colorado 80301 for the following purposes:


     1. To approve the Stock Purchase Agreement with the owners of Interactive Gallery, Inc., Interactive Telecom Network, Inc. and Card Transactions, Inc. and the issuance of 6,000,000 restricted shares of the Company's Common Stock in connection therewith.

     2. To elect four (4) directors to serve on the Board of Directors for the ensuing year and until their successors are duly elected.

     3. To approve the Company's 1999 Incentive Stock Option Plan;

     4. To ratify the appointment of Spicer, Jefferies & Co. as the Company's independent auditors for the fiscal year ending March 31, 2000;

     5. To ratify two transactions involving the issuance and sale of securities authorized by the Board of Directors at prices less than market value and each exceeding 20% of the outstanding shares prior to the issuance and sale; and

     6. To transact such other business as may properly come before the meeting and any adjournment thereof.


     The Board of Directors has fixed the close of business on September 24, 1999, as the record date for determination of those shareholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof.


     If you plan to attend the meeting, please mark the appropriate box on your proxy card. Upon receipt of the card, an admission ticket will be sent to you. Whether or not you expect to attend, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.

                                               By Order of the Board of
                                               Directors

                                               /s/ Michael Weiner

                                               Michael Weiner
                                               Secretary


Boulder, Colorado
September 28, 1999

                  A WARNING ABOUT FORWARD-LOOKING INFORMATION

     New Frontier Media has made forward-looking statements in this document (and in certain documents that are referred to in this document) that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the respective company's management, and on information currently available to such management. Such statements are generally preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends," "plans," "estimates," or similar expressions.

     In particular, we have made statements in this document regarding expected increased revenue from the Acquisition, estimated restructuring charges relating to the Acquisition, the anticipated accretive effect of the Acquisition and New Frontier Media's anticipated performance in future periods. With respect to estimated cost savings and restructuring charges, New Frontier Media has made certain assumptions regarding, among other things, the extent of operational overlap between New Frontier Media and the IGallery Companies, the amount of general and administrative expense consolidation, and the costs related to the Acquisition. The realization of increased revenue and the amount of restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

     Moreover, any statements in this document regarding the anticipated accretive effect of the Acquisition and New Frontier Media's anticipated performance in future periods are subject to risks relating to, among other things, the following:

     1. expected costs savings from the Acquisition may not be fully realized or realized within the expected time-frame;

     2. revenues following the Acquisition may be lower than expected, operating costs, or customer loss and business disruption following the Acquisition may be greater than expected;

     3. competitive pressures among operators of adult programming network and Internet content distributors may increase significantly;

     4. costs of difficulties related to the integration of the businesses of New Frontier Media and the IGallery Companies may be greater than expected;

     5. legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which New Frontier Media and the IGallery Companies are engaged;

     6. changes may occur in the securities markets; and

     7. competitors of New Frontier Media and the IGallery Companies may have greater financial resources and develop products that enable such competitors to compete more successfully than New Frontier Media and the IGallery Companies.

     Management of New Frontier Media believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations.

     Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder values of New Frontier Media following completion of the Acquisition may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond New Frontier Media's ability to control or predict. For those statements, New Frontier Media claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

                            NEW FRONTIER MEDIA, INC.
                                PROXY STATEMENT

                               TABLE OF CONTENTS

  A WARNING ABOUT FORWARD-LOOKING INFORMATION........................................     ii
  GENERAL INFORMATION................................................................      1
  INCORPORATION OF DOCUMENTS BY REFERENCE............................................      2

  PROPOSAL ONE
  The Stock Purchase Agreement and Share Issuance....................................      3
  Summary of the Acquisition.........................................................      3
  The Acquisition....................................................................      3
  Acquisition Consideration..........................................................      4
  Closing............................................................................      4
  Employment of Sellers..............................................................      4
  Representations and Warranties.....................................................      4
  Control............................................................................      5
  Due Diligence......................................................................      5
  Interim Operations.................................................................      5
  Conditions to Closing..............................................................      6
  Agreements Regarding Management of the Company and to-be-acquired IGallery
     Companies.......................................................................      6
  Indemnification; Insurance.........................................................      7
  Accounting Treatment...............................................................      7
  Certain Federal Income Tax Consequences............................................      7
  MARKET FOR THE COMPANY'S COMMON STOCK..............................................      8
  COMPARATIVE PER SHARE DATA.........................................................      9
  PRO FORMA UNAUDITED COMBINED FINANCIAL STATEMENTS..................................     10
  INFORMATION REGARDING THE IGALLERY COMPANIES.......................................     16
  Description of the IGallery Companies' Businesses..................................     16
  IGALLERY MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS................     18
  Overview...........................................................................     18
  Year 2000..........................................................................     20
  Market for the IGallery Companies and Related Stockholder Matters..................     21
  INFORMATION REGARDING THE COMPANY..................................................     21
  FINANCIAL STATEMENTS OF THE IGALLERY COMPANIES.....................................     21
  SPECIAL FACTORS....................................................................     21
  Risk Factors.......................................................................     21
  BACKGROUND OF THE ACQUISITION......................................................     22
  Reasons for the Acquisition........................................................     23
  Board Approval and Recommendations.................................................     23
  Reasons for Submitting the Transaction to a Shareholder Vote.......................     24
  THE SHARE ISSUANCE.................................................................     24

  PROPOSAL TWO
  Election of Directors..............................................................     25
  Nominees...........................................................................     25
  Meeting of the Board of Directors..................................................     26
  Section 16(a) Beneficial Ownership Reporting Compliance............................     27
  Director Compensation..............................................................     27
  Executive Compensation.............................................................     27
  Stock Option Grants in March 31, 1999..............................................     28
  March 31, 1999 Option/Sar Values...................................................     28
  Compensation of Directors..........................................................     28
  Employment Agreements..............................................................     28
  Limits on Liability and Indemnification............................................     29
  Share Ownership by Certain Beneficial Owners.......................................     29
  Board and Management Ownership.....................................................     29
  Certain Transactions...............................................................     30

  PROPOSAL THREE
  Approval of the 1999 Incentive Stock Option Plan...................................     30

  PROPOSAL FOUR
  Ratification of Appointment of Independent Auditors................................     33

  PROPOSAL FIVE
  Ratification of Certain Prior Stock Issuances......................................     33

  OTHER BUSINESS.....................................................................     34

EXHIBITS

  Appendix "A" -- Stock Purchase Agreement...........................................    A-1
  Appendix "B" -- Financial Statements of the IGallery Companies.....................    B-1
  Appendix "C" -- 1999 Incentive Stock Option Plan...................................    C-1

                              NEW FRONTIER MEDIA, INC.
                         5435 AIRPORT BLVD., SUITE 100
                            BOULDER, COLORADO 80301

                               ------------------
                                PROXY STATEMENT
                               ------------------

                              GENERAL INFORMATION
PROXY SOLICITATION


     This Proxy Statement is furnished to the holders of the Common Stock, $.0001 par value per share ("Common Stock"), of New Frontier Media, Inc. ("the Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on October 27, 1999 at 10:00 a.m. (Mountain Daylight Time), at 5435 Airport Blvd., Suite 100, Boulder, Colorado 80301, and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. At present, the Board of Directors knows of no other business which will come before the meeting.



     The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about September 28, 1999. The Company will bear the cost of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.


REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the approval of the Stock Purchase Agreement between the Company, Edward Bonn, Bradley Weber and Jerry Howard, and the issuance of 6,000,000 shares in connection therewith, FOR the election of management's four nominees for election as directors, FOR the adoption of the Company's 1999 Incentive Stock Option Plan, FOR ratification of the appointment of Spicer, Jefferies & Co. as the Company's independent auditor for the fiscal year ending March 31, 2000, and FOR ratification of the two transactions involving the issuance and sale of more than 20% of the Company's then outstanding common stock.

RECORD DATE AND VOTING RIGHTS


     Only stockholders of record at the close of business on September 24, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof. On September 24, 1999, the Company had outstanding 13,679,698 shares of Common Stock, each of which is entitled to one vote upon matters presented at the meeting.


     Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum.

     The nominees for election to the Board of Directors receiving the greatest number of affirmative votes cast by the holders of Common Stock, up to the number of directors to be elected, will be elected as directors. Accordingly, abstentions or broker non-votes as to the election of directors will have no effect on the election of directors.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote thereat will be required to approve the Agreement, to approve the 1999 Incentive Stock Option Plan, to ratify the selection of independent public accountants, and to ratify the two stock issuance transactions. In determining whether such proposals have received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

     A copy of the Company's most recent Annual Report to Security Holders for the 1999 fiscal year and Quarterly Report for the fiscal quarter ended June 30, 1999 accompanies this Proxy Statement.

     The following documents heretofore filed by the Company with the Commission pursuant to the Exchange Act are hereby incorporated by reference in this Proxy
Statement:

     The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1999, as amended.

     The Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1999.

     You may read and copy any reports, statements, or other information that the Company files at the Commission's public reference rooms in Washington, D.C.; New York, New York; and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's public filings are also available to the public from commercial document retrieval services and at the commission at "http://www.sec.gov." The Company's latest annual report and quarterly reports can be accessed through the Company's Internet World Wide Web site at "http://www.noof.com."

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Meeting to which this Proxy Statement relates shall be deemed to be incorporated by referenced in this Proxy Statement and to be a part hereof from the date of filing of such documents.

     Any statement contained herein or in a document incorporated or deemed to be incorporated be reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.


     THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF ANY OR ALL OF THE FOREGOING DOCUMENTS INCORPORATED HEREIN BY REFERENCE (OTHER THAN EXHIBITS TO SUCH DOCUMENTS THAT ARE NOT SPECIFICALLY INCORPORATED HEREIN BY REFERENCE). WRITTEN REQUESTS FOR SUCH DOCUMENTS RELATING TO THE COMPANY SHOULD BE DIRECTED TO CORPORATE COMMUNICATIONS AND INVESTOR RELATIONS, NEW FRONTIER MEDIA, INC., 5435 AIRPORT BLVD., SUITE 100, BOULDER, COLORADO 80301; AND TELEPHONE REQUESTS MAY BE DIRECTED TO CORPORATE COMMUNICATIONS AND INVESTOR RELATIONS AT (303) 444-0900. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUESTS SHOULD BE MADE BY OCTOBER 20, 1999.

                                  PROPOSAL ONE

                THE STOCK PURCHASE AGREEMENT AND SHARE ISSUANCE

     The Company has entered into a Stock Purchase Agreement, dated August 19, 1999 (the "Agreement"), pursuant to which, among other things, the Company will acquire 100% of the capital stock of Interactive Gallery, Inc. ("IGI") and Interactive Telecom Network, Inc. ("ITN"), as well as 90% of the capital stock of Card Transactions, Inc. ("CTI", and together with IGI and ITN, the "IGallery Companies") all of which are owned by Edward Bonn, Bradley Weber and Jerry Howard (the "Sellers").

     IGI is a leading aggregator and reseller of adult content via the Internet. IGI maintains a consumer membership base of nearly 100,000 monthly revenue generating consumer subscribers to its owned and operated web sites.

     IGI aggregates adult recorded video, live feed video and still photography all of which is licensed from adult content studios. The content is organized thematically and, if necessary, converted into digital media for Internet distribution. Twenty percent of IGI's revenue comes from the resale of aggregated content to third-party webmasters on either a flat monthly-rate basis or a revenue sharing basis. IGI has become one of the leading resellers of adult content to webmasters and presently sells its aggregated content to a database of over 7,600 webmasters.

     IGI designs, creates and implements company owned subscription/membership-based web sites for the adult Internet consumer markets. In addition, IGI creates web sites that are targeted to the adult webmaster community that resell IGI's content to their own members or subscribers. Each month, IGallery publishes VaVoom, an Internet-based magazine containing over 300 pages of adult-themed content.

     ITN serves as a single source for a comprehensive range of high performance, flexible and scalable Internet products and services, including dedicated access, web hosting, co-location, e-commerce application development, streaming media, and bandwidth management. ITN's network infrastructure enables the delivery of live and on-demand video events to millions of Internet users. ITN intends to offer its ISP services to the general market in order to leverage its current technology and capabilities.

     CTI is a credit card transaction processing company which owns the web address, Card.com. CTI has only recently commenced business. The Company intends to develop CTI and its web address, Card.com, into a leading provider of secure, fully automated credit card payment capabilities, including, fraud control, authorization and settlement with major credit card companies, and real time transaction searching and reporting for monitoring business transactions on the Internet.

     See "Information Regarding the IGallery Companies" below. The consummation of the Acquisition is subject to the satisfaction of a number of conditions, including approval of the Agreement and related share issuance by the Company's stockholders at the Meeting. See the section below entitled "Summary of the Acquisition -- Conditions to Closing."

                           SUMMARY OF THE ACQUISITION

     The following summary is qualified in its entirety by the terms and provisions of the Agreement, which is attached hereto as Appendix "A" and is incorporated herein by reference. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

THE ACQUISITION

     Subject to the terms and conditions of the Agreement, at the time when the Acquisition officially becomes effective (the "Effective Time"), ITN and IGI will become wholly owned subsidiaries of the Company and CTI will become an 90%-owned subsidiary of the Company.

ACQUISITION CONSIDERATION

     Upon the consummation of the Acquisition, the Sellers of the IGallery Companies will receive an aggregate of 6,000,000 restricted shares of the Company's Common Stock (the "Acquisition Consideration"). The Company's Common Stock trades on the Nasdaq SmallCap Market (the "NASDAQ") under the symbol "NOOF."

CLOSING

     The Closing of the Acquisition will take place upon the satisfaction or waiver of all conditions to closing contained in the Agreement, including the approval by the Shareholders of this Proposal One. The Closing is expected to occur immediately following the Annual Meeting. The Agreement may be terminated in the event that the closing has not occurred by November 30, 1999, by the written notice of either party.

EMPLOYMENT OF SELLERS

     Pursuant to the Agreement, following the consummation of the Acquisition, each of the Sellers will enter into three-year employment agreements with ITN (the "EMPLOYMENT AGREEMENTS"). During the terms of their employment agreements, Mr. Bonn will be employed as the Chairman of Interactive Telecom Network ("ITN") at an annual base salary of $115,000 per annum, increasing to $130,000 per annum for calendar year 2000, $150,000 per annum for calendar year 2001, and $175,000 per annum for calendar year 2002, Mr. Weber will be employed as the Chief Operating Officer of ITN at an annual base salary of $115,000 and Mr. Howard will be employed as the Chief Financial Officer of ITN at an annual base salary of $100,000.

     The Employment Agreements also provide for the payment of bonuses to Messrs. Bonn, Weber and Howard upon the satisfaction of stated bonus criteria. Specifically, if the Company's EBITDA (earnings before income taxes, depreciation and amortization) exceeds $1 million Messrs. Bonn and Weber will be entitled to a bonus equal to 30% of their respective base salaries. If the Company's EBITDA exceeds $2 million, the bonus payment is to be 50% of base salary. At $4 million of Company EBITDA, the bonus payment is to be 100% of base salary. Mr. Weber's Employment Agreement also provides for the payment to him of a commission of .3% on the first $22 million of Interactive Gallery, Inc. ("IGI") revenues, which commission payments are to be offset dollar-for-dollar against his EBITDA-based incentive bonus described above. Mr. Howard's employment agreement provides for a bonus of .62% of the amount of IGI's revenues that exceed $20 million (but are less than $40 million).

     IGI also intends to enter into three-year employment agreements with Scott Schalin and Gregory Dumas, two key employees of IGI. Schalin's and Dumas' employment agreements provide for a $110,000 annual base salary and an incentive bonus of .62% of the amount of IGI's revenues that exceed $20 million (but are less than $40 million), and 1% of the amount of IGI's revenues that exceed $40 million.

     As employees of the IGallery companies, each of the Sellers will be entitled to participate in all profit sharing plans, supplemental compensation arrangements, stock option incentive plans, medical insurance, and other fringe benefits offered to the senior management of the Company.

REPRESENTATIONS AND WARRANTIES

     The Sellers, on the one hand, and the Company, on the other, make various customary representations and warranties to each other as set forth in Articles IV and V of the Agreement. The representations and warranties survive the Closing and continue in force and effect until the first anniversary of the Closing. Therefore, if a party were to materially breach a representation or warranty, such party would be liable to the non-breaching parties for breach of contract under applicable law. See "Indemnification."

CONTROL

     After giving effect to the Acquisition, the Sellers will hold, or direct the voting of, approximately 30% of the Company's outstanding Common Stock.

DUE DILIGENCE

     Prior to Closing, the Sellers are required to provide reasonable access to the Company and certain other persons to the employees, agents, files, customers, suppliers, lenders, contracts, property, books, and records of the IGallery Companies. In addition, the Sellers are permitted to update and supplement their schedules to the Agreement to reflect any changes that may occur until the Acquisition is completed. However, the Company has the right to terminate the Agreement without payment or penalty in the event that the Sellers so amend, update, or supplement prior to Closing, but only if the Seller's amendment, update, or supplement is the actual cause (although reasonably not the only cause) of the Company's decision to terminate.

INTERIM OPERATIONS

     During the period from the date of the Agreement to the Closing Date, except as otherwise required in connection with the transactions contemplated by the Agreement, or as otherwise consented to in writing by the Company, the Sellers have agreed, and have agreed to cause the IGallery Companies to:

     (i) conduct its business diligently and only in the ordinary course consistent with reasonable business practice;

     (ii) to use its best efforts to promote the business of the IGallery Companies and retain its customers, managers, employees, licensors and contractors; and

     (iii) except for transactions in the ordinary and usual course of business consistent with reasonable business practice, and without being required to make any unusual expenditures or suffer any unusual losses, to use its best reasonable efforts:

     (a) to keep the organization of its business intact, to preserve and maintain its assets, and to preserve the goodwill of its suppliers, customers and others having business relations with it;

     (b) to preserve the relationships and goodwill between it and its employees and keep the Company advised of any changes in personnel that would affect the long-term operations of the IGallery Companies;

     (c) to continue to carry its existing insurance, subject to variations in amounts required by the ordinary operations of its business and any increases mutually agreed upon; and

     (d) to comply with and perform the leases and other agreements to which it is a party or by which it is bound.

     In addition, the Sellers may not take any action which would cause any of the IGallery Companies to:

     (a) borrow or agree to borrow any funds or incur, or assume or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability (absolute or contingent);

     (b) pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities or obligations reflected or reserved against in the Balance Sheet or thereafter incurred in accordance with the Agreement.

     (c) prepay any obligation having a fixed maturity of more than ninety (90) days from the date such obligation was issued or incurred;

     (d) permit or allow any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any lien;

     (e) cancel any debts or waive any claims or rights or sell, transfer, or otherwise dispose of any of its properties or assets;

     (f) grant any increase in the compensation of officers or employees, institute or amend any sales compensation plan, severance plan or other arrangement for its officers or employees, or enter into any plan or agreement with respect thereto;

     (g) make any capital expenditures or commitments for additions to or replacement of property, plant, equipment or intangible capital assets;

     (h) pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into agreement or arrange with, any of its employees, officers or directors or any affiliate thereof, except for directors' fees and compensation to employees, officers or directors at rates not exceeding the rates of compensation set forth in the schedules to the Agreement;

     (i) issue, or grant any options with respect to the issuance of, any shares of their capital stock, or purchase shares of capital stock or make any equity investment in, or agree to purchase or make any equity investment in, any other entity, corporate or otherwise;

     (j) declare, set aside or pay any dividend or other distribution of any assets of any kind whatsoever with respect to any shares of the capital stock of the IGallery Companies, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of the capital stock of the IGallery Companies; or

     (k) agree, whether in writing or otherwise, to do any of the foregoing.

CONDITIONS TO CLOSING

     The obligations of the parties to consummate the transactions contemplated by the Agreement are subject to the following conditions, among others: (i) the entering into of the Employment Agreements with each of the Sellers; (ii) no material adverse change occurring with respect to either of the Company or the IGallery Companies; and (iii) approval of this Proposal One by the Company's stockholders.

AGREEMENTS REGARDING MANAGEMENT OF THE COMPANY AND
TO-BE-ACQUIRED IGALLERY COMPANIES


     As a further condition to consummation of the Acquisition, the Company has agreed to appoint to its Board of Directors one additional director designated by the Sellers to fill one current vacancy on the Board of Directors. The Sellers have indicated that they intend to designate Bradley Weber to the Company's Board of Directors immediately following the Acquisition, and he has indicated that he is able and willing to serve as director.


     The Company has also agreed that:

     * for a period of five years after the Closing Date, the board of directors of ITN and IGI will consist of four members, of which one will be designated by Bonn, one will be designated by Weber and two will be designated by the Company;

     * for a period of three years after the Closing Date, the board of directors of CTI will consist of four members, one will be designated by Bonn and one will be designated by Weber and two will be designated by the Company;

     * for a period of two years after the Closing Date, Bonn and Weber will have the right to designate the senior management of ITN and IGI;

     * for a period of three years after the Closing Date, the board of directors of CTI will have the right to appoint the senior management of CTI;

     * for a period of two years from and after the Closing Date, the Company will not issue any equity securities, or any options, warrants, rights or debt of any kind convertible, exchangeable or exercisable for any equity securities, without the approval of the directors of the Company designated by Bonn and Weber; provided, however, that the Company can issue additional equity securities, and any options, warrants, rights or debt of any kind convertible, exchangeable or exercisable for any equity securities, for cash so long as the aggregate amount on a fully diluted basis of all such equity securities, options, warrants, rights or debt does not exceed 4,000,000 shares of equity securities;


     * for a period of three years after the Closing Date, CTI will not issue any equity securities or any options, warrants, rights or debt of any kind convertible, exchangeable or exercisable for any equity securities without the unanimous approval of the board of directors of CTI;


     * for a period of two years after the Closing Date, the board of directors of the Company will consist of not more than seven members, and Bonn and Weber will each have the right to designate one member to the Company's board of directors;


     * for a period of three years after the Closing Date, the Company's board of directors will have a Nominating Committee and a Compensation Committee, each of which will have three members, one of whom will in each case be Bonn;

     * for a period of two years after the Closing Date, the Company will not effect a merger or sale of the Company, ITN, IGI or CTI or a sale of all or substantially all of the assets of the Company, ITN, IGI or CTI without the approval of the two directors of the Company designated by Bonn and Weber;

     * for a period of two years after the Closing Date, the operating and capital budgets of each of ITN and IGI will be set by its respective board of directors, subject to the approval of the board of directors of the Company, which approval will include the two directors of the Company designated by Bonn and Weber;

     * for a period of three years after the Closing Date, the operating and capital budgets of CTI will be set by its board of directors, subject to the approval of the board of directors of Purchaser, which approval will include the two directors of the Company designated by Bonn and Weber;

     * for a period of two years after the Closing Date, any employment or consulting contracts or agreements for the Company or its subsidiaries which involve an aggregate cash compensation exceeding $250,000 a year must be approved by the two directors of the Company designated by Bonn and Weber; and

     * the Company will use its best efforts to provide all financing needed by CTI, as set forth in the operating and capital budgets of CTI, including, without limitation, $500,000 within ten (10) days of the Closing Date and an additional $2,000,000 over the next six (6) to twelve (12) months.

INDEMNIFICATION; INSURANCE

     Pursuant to the Agreement, the Sellers have agreed to indemnify the Company for, among other things, any loss, liability, or damage suffered or incurred by reason of any untrue representation, breach of warranty, or non-fulfillment of any covenant or agreement of the Sellers contained in the Agreement or in any related agreement or certificate. Similar indemnity undertakings have been made by the Company to the Sellers. No claim for indemnity can be made by any party for less than $100,000. The individual liability of each Seller is limited to the amount received by each Seller pursuant to the Agreement.

ACCOUNTING TREATMENT

     The Acquisition will be recorded as a pooling of interests for accounting and financial reporting purposes.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The parties desire that the Acquisition should qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code (the "Code"). Neither the Company nor the Sellers should be required to recognize income, gain or loss, as a result of the Acquisition. However, neither the Company nor the Sellers has requested a ruling from the Internal Revenue Service in connection with the Acquisition. There can be no assurance that future legislative, judicial, or administrative changes or interpretations will not adversely affect the tax consequences of the Acquisition, and any such changes or interpretations could be applied retroactively.

                     MARKET FOR THE COMPANY'S COMMON STOCK

     The Company's Common Stock is traded on the Nasdaq SmallCap Market under the symbol "NOOF" The following table shows for the periods indicated the high and low sale prices for the Common Stock as reported by the Nasdaq SmallCap Market.

                                                                   HIGH         LOW
                                                                   ----         ----
          1997
          Second quarter (since May 8, 1997).................... $ 5 3/8       $ 5
          Third quarter.........................................   5 1/2         5
          Fourth quarter........................................   5 3/4         4 3/4
          1998
          First quarter......................................... $ 5 1/4       $ 2 7/8
          Second quarter........................................   4 1/4         2 3/4
          Third quarter.........................................   3 11/16       1 9/32
          Fourth quarter........................................   1 5/8           13/16
          1999
          First quarter......................................... $ 5 3/8       $   14/16
          Second quarter........................................  10 3/8         3 29/32
          Third quarter (through September 24, 1999)............   9             4 7/8

     The Company has not paid any cash dividends on its capital stock to date. The Company anticipates that it will retain all future earnings to fund the development and growth of its business and does not anticipate paying any cash dividends in the foreseeable future.


     On March 22, 1999, the last trading day before the first public announcement regarding the proposed Acquisition, the reported high and low sales prices of the Company's Common Stock on the Nasdaq SmallCap Market was as follows: High $5.75, and Low $5.25. On August 18, 1999, the last trading day before the public announcement regarding the signing of the definitive agreement for the Acquisition, the reported high and low sales prices of the Company's Common Stock on the Nasdaq SmallCap Market was as follows: High -- $6.797, and Low -- $6.594. On September 24, 1999, the last practicable trading day for which information was available prior to the date of this document, the reported high and low sales prices of the Company's Common Stock or the Nasdaq SmallCap Market was as follows: High -- $6.00, and Low -- $4.875.


     We urge you to obtain current market quotations for the Company's Common Stock. We expect that the market price of the Company's Common Stock will fluctuate between the date of this document and the date on which the Acquisition is completed and thereafter. Because the number of shares of the Company's Common Stock to be received by the Sellers in the Acquisition is fixed and the market price of the Company's Common Stock is subject to fluctuation, the value of the shares of the Company's Common Stock that the Sellers will receive in the Acquisition may increase or decrease prior to and after the Acquisition. See "Risk Factors -- Fixed Acquisition Consideration Despite Potential Change in Relative Stock Prices."

                           COMPARATIVE PER SHARE DATA

     The following table includes selected historical per share data and the corresponding unaudited pro forma per share amounts for the Company's common stock and the IGallery Companies' capital stock for the periods indicated, giving effect to the Acquisition. The data presented are based upon the financial statements and related notes of each of the Company's and the IGallery Companies' appearing elsewhere in, or incorporated by reference into, this proxy statement/prospectus and the unaudited pro forma combined condensed balance sheet and statements of operations, including the related notes thereto, appearing elsewhere in this proxy statement/prospectus. This information is only a summary and should be read in conjunction with the historical and unaudited pro forma combined condensed financial statements and related notes thereto. The comparative per share data does not necessarily indicate the results of the future operations of the combined organization or the actual results that would have occurred if the Acquisition had occurred at the beginning of the periods indicated.

                            NEW FRONTIER MEDIA, INC.

                           COMPARATIVE PER SHARE DATA

                                                         YEAR ENDED          THREE MONTHS ENDED
                                                        MARCH 31, 1999         JUNE 30, 1999
                                                        --------------       ------------------
    NEW FRONTIER MEDIA
    Historical per common share
         Income (Loss) before discontinued operations
           (1).......................................     $    (1.00)              $(0.14)
         Dividends Paid..............................              0                    0
         Book Value (2)..............................     $     0.82               $ 0.69

    IGALLERY COMPANIES
    Historical per common share
         Income (Loss) from operations (1)...........     $   133.41               $87.86
         Dividends Paid..............................      2,207,948                    0
         Book Value (2)..............................     $   (89.88)              $(2.01)

    NEW FRONTIER MEDIA/IGALLERY COMPANIES
    Proforma combined per common share
         Income (Loss) from operations (1)...........     $    (0.42)              $(0.03)
         Dividends Paid..............................      2,207,948                    0
         Book Value (2)..............................     $     0.49               $ 0.47

---------------
(1) Calculated by using weighted average shares outstanding for the period.

(2) Calculated by dividing stockholders' equity by total shares outstanding at period end.

                          PRO FORMA UNAUDITED COMBINED
                         CONDENSED FINANCIAL STATEMENTS

     The following pro forma unaudited combined condensed financial statements give effect to the Acquisition of the IGallery Companies, to be accounted for under the pooling of interests method of accounting. For pro forma purposes, the financial statements of the Company have been combined with the financial statements of the IGallery Companies for the year ended March 31, 1999, and for the three months ended June 30, 1999. The pro forma unaudited combined balance sheet presents the combined financial position of the Company and the IGallery Companies as of June 30, 1999 assuming that the Acquisition had occurred as of June 30, 1999. The pro forma unaudited combined statements of operations present the combined financial results of the Company and the IGallery Companies assuming that the proposed Acquisitions had occurred as of April 1, 1998. The unaudited pro forma financial information purports neither to represent what the Company's financial position or results of operations would have actually been if the Acquisition had occurred on April 1, 1998 nor to project the Company's financial position or results of operations for any future date or period. The unaudited pro forma financial information should be read in conjunction with the Company's financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB as well as the historical financial statements of the IGallery Companies included elsewhere in this proxy statement.

                           NEW FRONTIER MEDIA, INC. /
                          INTERACTIVE GALLERY, INC. /
                      INTERACTIVE TELECOM NETWORK, INC. /
                            CARD TRANSACTIONS, INC.
                   PRO FORMA UNAUDITED COMBINED BALANCE SHEET
                                 JUNE 30, 1999

                                     ASSETS

                                           NEW FRONTIER        IGI /
                                           MEDIA, INC.       ITN / CTI      ADJUSTMENTS        TOTAL
                                           -------------     ----------     -----------     -----------
CURRENT ASSETS
  Cash, including restricted cash of
     $548,941...........................    $ 1,956,738      $1,609,768     $       --      $ 3,566,506
  Accounts receivable...................        849,863         290,349             --        1,140,212
  Other receivables.....................             --          31,747             --           31,747
  Prepaid expenses......................        285,479         284,762             --          570,241
  Prepaid distribution..................      1,119,796              --             --        1,119,796
  Due from related parties..............             --         153,190             --          153,190
  Deposits..............................        114,929              --             --          114,929
  Other current assets..................        403,341              --             --          403,341
                                            -----------      ----------     -----------     -----------
     Total current assets...............      4,730,146       2,369,816             --        7,099,962

FURNITURE AND EQUIPMENT, net............      2,694,151       1,705,615             --        4,399,766
PREPAID DISTRIBUTION RIGHTS.............      2,203,592              --             --        2,203,592
EXCESS COST OVER FAIR VALUE OF NET
  ASSETS ACQUIRED.......................      5,492,554              --             --        5,492,554
OTHER ASSETS............................        218,715         347,340             --          566,055
                                            -----------      ----------     -----------     -----------
TOTAL ASSETS............................    $15,339,158      $4,422,771     $       --      $19,761,929
                                            -----------      ----------     -----------     -----------
                                            -----------      ----------     -----------     -----------

                           NEW FRONTIER MEDIA, INC. /
                          INTERACTIVE GALLERY, INC. /
                      INTERACTIVE TELECOM NETWORK, INC. /
                            CARD TRANSACTIONS, INC.
             PRO FORMA UNAUDITED COMBINED BALANCE SHEET (CONTINUED)
                                 JUNE 30, 1999

                 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

                                           NEW FRONTIER        IGI /
                                           MEDIA, INC.       ITN / CTI      ADJUSTMENTS        TOTAL
                                           -------------     ----------     -----------     -----------
CURRENT LIABILITIES
  Current portion of capital lease
     obligations........................    $   279,805      $  409,804     $       --      $   689,609
  Note payable..........................      1,490,000              --             --        1,490,000
  Accounts payable......................        663,081         652,832             --        1,315,913
  Accrued guaranteed payments...........             --         188,378             --          188,378
  Reserve for credits and chargebacks...             --         665,126             --          665,126
  Royalties payable.....................             --         129,777             --          129,777
  Deferred revenue......................      2,897,476         717,973             --        3,615,449
  Accrued expenses and other
     liabilities........................        844,573         378,993             --        1,223,566
                                            -----------      ----------     -----------     -----------
     Total current liabilities..........      6,174,935       3,142,883             --        9,317,818
NOTE PAYABLE--RELATED PARTY.............             --         700,000             --          700,000
CAPITAL LEASE OBLIGATIONS, net of
  current portion.......................        493,975         606,076             --        1,100,051
                                            -----------      ----------     -----------     -----------
     Total liabilities..................      6,668,910       4,448,959             --       11,117,869
                                            -----------      ----------     -----------     -----------
SHAREHOLDERS' EQUITY (DEFICIT)
  Common stock..........................          1,258          13,000a       (13,000)           7,258
                                                                       a         6,000
  Additional paid-in capital............     20,698,180       3,135,608a         7,000       23,840,788
  Accumulated deficit...................    (12,029,190)     (3,174,796)            --      (15,203,986)
                                            -----------      ----------     -----------     -----------
     Total shareholders' equity
       (deficit)........................      8,670,248         (26,188)            --        8,644,060
                                            -----------      ----------     -----------     -----------
     TOTAL LIABILITIES AND SHAREHOLDERS'
       EQUITY (DEFICIT).................    $15,339,158      $4,422,771     $       --      $19,761,929
                                            -----------      ----------     -----------     -----------
                                            -----------      ----------     -----------     -----------

                           NEW FRONTIER MEDIA, INC. /
                          INTERACTIVE GALLERY, INC. /
                      INTERACTIVE TELECOM NETWORK, INC. /
                            CARD TRANSACTIONS, INC.
              PRO FORMA UNAUDITED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 1999

                                          NEW FRONTIER         IGI /
                                          MEDIA, INC.        ITN / CTI      ADJUSTMENTS        TOTAL
                                          -------------     -----------     -----------     -----------
REVENUES
  Sales................................    $ 3,166,506      $ 7,053,995     $       --      $10,220,501
COST OF SALES..........................      2,545,941        3,921,934             --        6,467,875
                                           -----------      -----------     -----------     -----------
GROSS PROFIT...........................        620,565        3,132,061             --        3,752,626
SELLING, GENERAL, AND ADMINISTRATIVE
  EXPENSES.............................      2,359,268        1,948,027             --        4,307,295
                                           -----------      -----------     -----------     -----------
INCOME (LOSS) FROM OPERATIONS..........     (1,738,703)       1,184,034             --         (554,669)
                                           -----------      -----------     -----------     -----------
OTHER INCOME (EXPENSE)
  Income on trading securities.........          5,949               --             --            5,949
  Interest expense.....................        (32,259)         (40,229)            --          (72,488)
  Interest income......................         14,020               --             --           14,020
                                           -----------      -----------     -----------     -----------
     Total other income (expense)......        (12,290)         (40,229)            --          (52,519)
                                           -----------      -----------     -----------     -----------
INCOME (LOSS) BEFORE PROVISION FOR
  INCOME TAXES.........................     (1,750,993)       1,143,805             --         (607,188)
PROVISION FOR INCOME TAXES.............             --            1,600             --            1,600
                                           -----------      -----------     -----------     -----------
NET INCOME (LOSS)......................    $(1,750,993)     $ 1,142,205     $       --      $  (608,788)
                                           -----------      -----------     -----------     -----------
                                           -----------      -----------     -----------     -----------
BASIC INCOME (LOSS) PER SHARE..........    $     (0.14)                                     $     (0.03)
                                           -----------                                      -----------
                                           -----------                                      -----------
DILUTED INCOME (LOSS) PER SHARE........    $     (0.14)                                     $     (0.03)
                                           -----------                                      -----------
                                           -----------                                      -----------
WEIGHTED-AVERAGE SHARES OUTSTANDING....     12,561,739                                       18,561,739
                                           -----------                                      -----------
                                           -----------                                      -----------

                           NEW FRONTIER MEDIA, INC. /
                          INTERACTIVE GALLERY, INC. /
                      INTERACTIVE TELECOM NETWORK, INC. /
                            CARD TRANSACTIONS, INC.
              PRO FORMA UNAUDITED COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1999

                                          NEW FRONTIER         IGI /
                                          MEDIA, INC.        ITN / CTI      ADJUSTMENTS        TOTAL
                                          -------------     -----------     -----------     -----------
REVENUES
  Sales................................    $ 9,452,432      $20,834,229     $       --      $30,286,661
COST OF SALES..........................      8,800,203       12,654,025             --       21,454,228
                                           -----------      -----------     -----------     -----------
GROSS PROFIT...........................        652,229        8,180,204             --        8,832,433
SELLING, GENERAL, AND ADMINISTRATIVE
  EXPENSES.............................      7,708,346        6,304,686             --       14,013,032
                                           -----------      -----------     -----------     -----------
INCOME (LOSS) FROM OPERATIONS..........     (7,056,117)       1,875,518             --       (5,180,599)
                                           -----------      -----------     -----------     -----------
OTHER INCOME (EXPENSE)
  Loss on trading securities...........         (4,934)              --             --           (4,934)
  Interest expense.....................       (223,507)        (141,212)            --         (364,719)
  Interest income......................         20,380           14,634             --           35,014
                                           -----------      -----------     -----------     -----------
     Total other income (expense)......       (208,061)        (126,578)            --         (334,639)
                                           -----------      -----------     -----------     -----------
INCOME (LOSS) BEFORE PROVISION FOR
  INCOME TAXES AND DISCONTINUED
  OPERATIONS...........................     (7,264,178)       1,748,940             --       (5,515,238)
PROVISION FOR INCOME TAXES.............             --           14,560             --           14,560
                                           -----------      -----------     -----------     -----------
INCOME (LOSS) BEFORE DISCONTINUED
  OPERATIONS...........................     (7,264,178)       1,734,380             --       (5,529,798)
LOSS FROM OPERATIONS OF DISCONTINUED
  SUBSIDIARIES.........................       (178,890)              --             --         (178,890)
LOSS ON DISPOSAL OF DISCONTINUED
  SUBSIDIARIES.........................       (138,056)              --             --         (138,056)
                                           -----------      -----------     -----------     -----------
NET INCOME (LOSS)......................    $(7,581,124)     $ 1,734,380     $       --      $(5,846,744)
                                           -----------      -----------     -----------     -----------
                                           -----------      -----------     -----------     -----------

                           NEW FRONTIER MEDIA, INC. /
                          INTERACTIVE GALLERY, INC. /
                      INTERACTIVE TELECOM NETWORK, INC. /
                            CARD TRANSACTIONS, INC.
        PRO FORMA UNAUDITED COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                       FOR THE YEAR ENDED MARCH 31, 1999

                                          NEW FRONTIER         IGI /
                                          MEDIA, INC.        ITN / CTI      ADJUSTMENTS        TOTAL
                                          -------------     -----------     -----------     -----------
BASIC AND DILUTED LOSS PER COMMON SHARE
  LOSS FROM CONTINUING OPERATIONS......    $     (1.00)                                     $     (0.42)
                                           -----------                                      -----------
                                           -----------                                      -----------
  LOSS FROM DISCONTINUED OPERATIONS....    $     (0.04)                                     $     (0.02)
                                           -----------                                      -----------
                                           -----------                                      -----------
  NET LOSS.............................    $     (1.04)                                     $     (0.44)
                                           -----------                                      -----------
                                           -----------                                      -----------
  WEIGHTED-AVERAGE.....................      7,288,453                                       13,288,453
                                           -----------                                      -----------
                                           -----------                                      -----------

                  INFORMATION REGARDING THE IGALLERY COMPANIES

DESCRIPTION OF THE IGALLERY COMPANIES' BUSINESSES

     Each of the IGallery Companies is incorporated in the State of California:

     The executive offices of each of the IGallery Companies are located at 15303 Ventura Blvd., Suite 675, Sherman Oaks, California, and their telephone number is (818) 501-4486.

INTERACTIVE TELECOM NETWORK, INC.

     ITN is a leading Internet technology and e-commerce solutions company that provides turn-key Internet software engineering, bandwidth, merchant account management, and credit card processing systems. ITN is based in Sherman Oaks, California and employs approximately 70 people.

     ITN provides a variety of connectivity solutions, including dedicated Internet access, hardware and software implementation, and system and security consulting that provide businesses high-speed continuous access to the Internet. ITN provides shared server web hosting and offers a variety of shared server web hosting services that enable its customers to efficiently, reliably and cost-effectively establish a sophisticated web presence and distribute information over the Internet without purchasing, configuring, maintaining and administering the necessary Internet hardware and software.

     ITN's dedicated server web hosting solutions are provided to larger customers that require substantially more server and network capacity than provided under the shared hosting plans. The dedicated web hosting solutions provide the customer with an NT or UNIX-based dedicated server that is owned and maintained by ITN within its Internet data center facility. This solution enables customers to host complex web sites and applications without the need to incur significant infrastructure and overhead costs. ITN offers dedicated server service at various price levels, depending on customers' hardware, data transfer and service requirements.

     ITN offers co-location services for customers who prefer to own and have physical access to their servers, but require the high performance, reliability and security of an Internet data center. Co-location customers are typically larger enterprises employing more sophisticated Internet hardware and software, and having the expertise to maintain their web sites and related equipment. ITN's Internet data center facility features uninterruptable power supplies with a back-up generator, a fire suppression system, fault tolerant environmental controls, 24 X 7 monitoring and high levels of security.

     ITN provides integration services including local and wide-area network configuration, web and database server integration and application-specific software solutions. ITN utilizes its expertise across multiple platforms utilizing leading networking hardware, high-end web and database servers and computer software to more effectively address its customers' diverse systems and network integration needs.

     ITN's system administration and web site management solutions support its customers' Internet operations by providing the customer with detailed monitoring, reporting and management systems to control their Internet-related hardware, software and network applications. Implementation of these scalable solutions is often delivered in phases to allow customers to outsource an increasing amount of their Internet operations. ITN's comprehensive system administration and web management solutions enable it to identify and begin to resolve hardware, software, network and application problems almost immediately.

     Web site development and implementation services range from basic informational sites to complex interactive sites featuring sophisticated graphics, animation, sound and other multimedia content. ITN works with content providers, end users and production companies to provide technical, design and production services.

     Commerce-enabling solutions for its web-hosting and co-location customers include a "shopping cart" program for customers looking to sell products, where, as in a retail store, their clients browse through several products and choose to put some in their "shopping cart" for purchase. This database driven technology is very flexible, allowing ITN's customers to change products and prices easily and cost-effectively. Credit card authorization and processing solutions is a key service enabling customers to accept payment directly over the Internet.

     The development of streaming media products from companies such as RealNetworks and Microsoft enables the simultaneous transmission and playback of continuous streams of audio and video content over the Internet. ITN has emerged as one of the leading providers of streaming media services, offering complete integrated, in-house services, including production, encoding, and hosting of live or pre-recorded events. ITN believes that it is one of the few providers which offers expertise in all three components of streaming media technology, combined with an established customer base for Internet products and services and access to low cost, scalable, bandwidth.

     The nature of business Internet traffic demands protection from unauthorized access. ITN designs and integrates customized security solutions which ensure network integrity while enabling users to perform business tasks in a secure, yet unhindered, environment. ITN's firewall solutions provide users with secure access to the Internet as well as segregate a customer's public servers from its internal network and restrict access between departments as well as track communications to ensure that these communications follow a customer's established security procedures.

     Domain Domain is the trade name for ITN's Web address registration service. ITN's site design and application architecture allows the fastest, easiest way to find and register a .com, .net and .org top-level domain name. Domain Domain is very focused on the Internet identity business and intends to be a leader and innovator as the market expands. ITN intends to expand its "dot com" suite of products and services, enhance its distribution channels to reach more customers and build brand awareness as the "dot com specialists". ITN further intends to continue to offer services that complement a Web address and help businesses build online identities.

INTERACTIVE GALLERY, INC.

     IGI is a leading aggregator and reseller of adult content via the Internet. IGI maintains a consumer membership base of nearly 100,000 monthly revenue generating consumer subscribers to its owned and operated web sites.

     IGI aggregates adult recorded video, live feed video and still photography all of which is licensed from adult content studios. The content is organized thematically and, if necessary, converted into digital media for Internet distribution. Twenty-percent of IGI's revenue comes from the resale of aggregated content to third-party webmasters on either a flat monthly-rate basis or a revenue sharing basis. IGI has become one of the leading resellers of adult content to webmasters and presently sells its aggregated content to a database of over 7,600 webmasters.

     IGI designs, creates and implements company owned subscription/membership-based web sites for the adult Internet consumer markets. In addition, IGI creates web sites that are targeted to the adult webmaster community that resell IGI's content to their own members or subscribers. Each month, IGI publishes VaVoom, an Internet-based magazine containing over 300 pages of adult-themed content.

     Internet commerce begins with the successful generation of Internet traffic to a web site. IGI is actively engaged in the generation of Internet traffic to its consumer and webmaster sites. Internet traffic is generated through the purchase of traffic from third-party adult web sites or Internet domain owners and the purchase of banner advertisements or "key word" searches from search engines such as Yahoo or Lycos and through publicity for IGI 's web sites. As a result of these activities, IGallery receives over 700,000 to 800,000 Internet visitors each day to its consumer and webmaster sites, or over 23 million visits per month. IGallery typically achieves a conversion rate of better than 1 membership for each 550 visits.

CARD TRANSACTIONS, INC.

     CTI is a credit card transaction processing company which owns the web address, Card.com. CTI has only recently commenced business. The Company intends to develop CTI and its web address, Card.com, into a leading provider of secure, fully automated credit card payment capabilities, including, fraud control, authorization and settlement with major credit card companies, and real time transaction searching and reporting for monitoring business transactions on the Internet.

                 IGALLERY MANAGEMENT'S DISCUSSION AND ANALYSIS
                              OR PLAN OF OPERATION
OVERVIEW

     IGI was incorporated under the laws of the State of California on July 29, 1996. In 1996, the IGI commenced the design and development of various websites and services. IGI's on-line service provides customers with a wide variety of adult content that is available 24 hours a day, seven days a week. IGI is a leading provider of high quality, interactive live and recorded adult-related content to webmasters maintaining adult-content websites. IGI offers productivity-based click-thru and affiliate programs that pay webmasters for each paid membership and is able to track activity on a real time basis.

     ITN was incorporated under the laws of the State of California on July 29, 1993. The Processing Division is an Internet Service Provider (ISP) and provides bandwidth, technology, hosting and transaction processing. ITN processes all internet activity for IGI and audiotext activity for a related company. ITN is responsible for the development and implementation of the technology for transaction processing, tracking, and reporting to customers.

     In the attached financial statements, IGI is referred to as the "Internet Division" and ITN is referred to as the "Processing Division". For ease of reference to the financial statements, the following discussion uses these terms to refer to IGI and ITN.

REVENUES

     The Internet Division's revenues were $16,852,806 for the year ended December 31, 1998, a 92% increase from $8,778,456 for the year ended December 31, 1997. The increase was primarily due to an increase of 345% in membership revenues and an increase of 388% in flat rate feeds sale of traffic, and bandwidth revenue.

     Subscriber memberships increased from 30,473 on December 31,1997 to 69,510 on December 31, 1998. The increase in memberships was primarily due to new marketing programs with technology driven on-line reporting of traffic, conversions and settlements, which target webmasters who generate high volumes of click-thru traffic.

     The increase in flat rate feeds, sale of traffic, and bandwidth sales was the result of marketing programs supported by an upgraded ISP technical capability introduced in the last half of 1997 and early 1998.

     The Liveview Dialup and Direct product revenue decreased 40%. This decrease in the Liveview Dialup and Direct products was expected as pay-per-view subscribers switched to membership products, which provides a greater variety of content and more viewing at a fixed price.

     IGallery Management expects that membership and flat rate feed revenues will continue to increase due to the addition of a direct sales staff in December 1998, the planned introduction of new websites and content, and the over-all growth of the internet user base.

     The Processing Division's revenues were $404,495 for the year ended December 31, 1998, a 31% increase from $308,882 for the year ended December 31, 1997. The increase was primarily due to a 78% increase in internet processing fees. IGallery Management expects that processing fee revenue will continue to grow as the Internet Division's revenue grows. Additionally, the increase in revenue was due to a 30% increase in ISP fees. IGalleryManagement is currently reviewing the possibilities of implementing an ISP business plan. If the plan is implemented, this revenue is expected to increase.

COST OF SALES

     Cost of sales were $10,280,535 for the year ended December 31, 1998, a 94% increase from $5,298,729 for the year ended December 31, 1997. Cost of sales was 60% of 1998 revenue and 59% of 1997 revenue. Cost of sales is made up of variable expenses which includes merchant banking and outside processing fees, communications bandwidth, software royalties and support, studio and content costs, banners and purchases of traffic, and credits and chargebacks. IGallery Management believes that chargebacks and related fees may increase; however, the total cost of sales is expected to be approximately 60% of revenue for the near future.

SELLING, GENERAL AND ADMINISTRATIVE

     Selling, general and administrative expenses were $5,264,915 for the year ended December 31, 1998, a 31% increase from $4,018,731 for the year ended December 31, 1997. Selling, general and administrative expenses include personnel and consultant costs, operational costs including depreciation and amortization, advertising and purchase of keywords costs, office costs, legal and outside accounting, and taxes and insurance. This increase was primarily related to a 15% increase in personnel costs as the company expanded its operations, a 132% increase in advertising costs and purchases of keywords related to the aggressive promotion of the company's websites, and a 180% increase in legal and accounting expenses related to the expansion of the company's business.

     IGallery Management expects the selling, general and administrative expenses will continue to increase at a moderate rate; however, the ratio to revenue should continue to decrease.

OPERATING INCOME

     The Internet Division recorded operating profit of $1,190,213 for the twelve months ended December 31, 1998 compared to an operating loss of $596,255 at December 31, 1997. The increase in operating income of $1,786,468 was primarily the result of the 92% increase in revenue. The other major cause of the increase in operating income was a 14% decrease in the ratio of selling, general and administrative expenses to revenue. IGallery Management expects that the current profit trend will continue.

     The Processing Division's operating profit was $369,881 for the twelve months ended December 31, 1998, a 32% increase from the operating profit of 281,036 for the twelve months ended December 31, 1997. The increase is primarily due to an increase in transactions processed and a 30% increase in ISP fees. IGallery Management is currently reviewing an expansion plan for the ISP facility, which could cause a decrease in operating income in the near future; but increase operating income over the long term.

OTHER INCOME (EXPENSE)

     Interest expense is related to capital lease obligations and to a note payable to a related party. Interest expense was $146,661 for the year ended December 31,1998 and $146,515 for the year ended December 31, 1997. Interest on the capital lease obligations will likely continue at the current level. IGallery Management expects to repay the note to the related party within the next year.

     Interest income was $6,927 for the year ended December 31,1998 and $2,922 for the year ended December 31, 1997. The interest income is earned on the balances in the merchant reserve accounts. IGallery Management does not expect its interest income to significantly increase.

PROVISION FOR INCOME TAXES

     The California Income Taxes were estimated to be $14,160 for the year ended December 31, 1998, a 433% increase from $2,655 from the year ended December 31, 1997. California has a minimum corporation tax. There is no tax for federal income tax purposes because the companies have elected to be taxed as "S" corporations whereby the companies' income or loss is passed through to the shareholders.

NET INCOME

     Net income was $1,406,200 for the year ended December 31, 1998 compared to a net loss of $461,467 for the year ended December 31, 1997. This increase in net income is primarily attributable to a 92% increase in revenue from the Internet Division and a decrease in selling, general and administrative expenses as a percentage of revenue from 45% as of December 31, 1997 to 31% as of December 31, 1998

LIQUIDITY AND CAPITAL RESOURCES

     As of December 31, 1998, ITN and IGI the Company had cash of $1,020,180, of which $620,860 was restricted.

     For the year ended December 31, 1998 cash provided by operating activities of $2,853,159 was primarily due to the following: a significant increase in net income, an increase in deferred revenue, an increase in the reserves for credits and chargebacks, and an increase in accrued expenses and other liabilities. The increase in net income, deferred revenue, and reserves for credits and chargebacks was due to the significant increase in revenue.

     Investments in furniture and equipment required the use of cash in the amount of $231,429 and principal payments on capital leases required the use of cash in the amount of $352,876. Cash required for investment activities should not increase significantly for equipment and software to support the current base business. IGallery Management is contemplating the future purchase of revenue producing assets, which may require additional sources of cash.

     Cash of $288,774 was provided by an increase in amounts due to related parties. The amount due to related parties of $2,068,855 as of December 31, 1998 was repaid as of June 30, 1999.

     On December 31, 1998 a distribution of $2,207,948 was made to a stockholder.

     IGallery Management believes that the cash flow from current activities will be sufficient to satisfy its future requirements. Major expansion of its ISP facility and services or the major acquisition of revenue producing assets would require additional cash flow from financing activities. IGallery Management is currently exploring both possibilities to promote additional growth.

YEAR 2000

     The potential for software failures due to processing errors arising from calculations using the year 2000 date is a known risk. The IGallery Companies recognize the need to ensure that its operations, products and services will not be adversely impacted by Year 2000 software failures. The IGallery Companies have undertaken an assessment of their internal computer systems, but not all their external (third-party) computer systems. At this point, the IGallery Companies are not aware of any Year 2000 problems relating to systems operated by the IGallery Companies or by third parties that would have a material effect on its business, results of operations or financial condition, without taking into account the IGallery Companies efforts to avoid such problems. There can be no guarantee, however, that systems on which the IGallery Companies rely will be able to handle all Year 2000 problems. The IGallery Companies have not requested any written confirmation of Year 2000 compliance from material third-party vendors.

     Although no assurance can be given, the IGallery Companies do not anticipate that costs associated with any Year 2000 problems will be material.

     To the extent that the IGallery Companies' assessment failed to identify and remedy any material non-compliant internal or external Year 2000 problems, or the Year 2000 date creates a systemic failure beyond the IGallery Companies' control, such as a prolonged telecommunications or electrical failure or a prolonged failure of third-party software on which the IGallery Companies rely, the IGallery Companies could be prevented from operating their businesses. In the event of such failure, the primary business risk would include, but are not limited to, lost revenues, increased operating costs, lost customers or other business interruptions of a material nature.

     The results of any future assessments performed will be taken into account in determining the nature and extent of any contingency plan. Currently, the IGallery Companies do not have a Year 2000 contingency plan in place.

MARKET FOR THE IGALLERY COMPANIES AND RELATED STOCKHOLDER MATTERS

     The Common Stock of the IGallery Companies is held by the three Sellers and, accordingly, there is no public trading market for such Common Stock.

     The profits of the IGallery Companies, which are currently S corporations, are paid out to the Sellers either as salaries or distributions, depending on the amount of cash available and the needs of the Sellers in their discretion. The following table sets forth the additional dividends or distributions paid by the IGallery Companies to the Sellers for the periods indicated:

                                                            YEAR ENDED
                                                           DECEMBER 31,          SIX MONTHS
                                                       --------------------        ENDED
                                                          1998         1997      JUNE 30, 1998
                                                       ----------      ----      -------------
    Stockholder Distributions.......................   $2,207,948      $0             $0

                       INFORMATION REGARDING THE COMPANY

     The Company's annual report on Form 10-KSB and Quarterly Report on 10-QSB for the fiscal quarter ended June 30, 1999, together with all other reports filed with the Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") since March 31, 1999, are incorporated herein by reference.

                 FINANCIAL STATEMENTS OF THE IGALLERY COMPANIES

     Attached hereto as Appendix "B" and incorporated herein by reference are the following audited combined financial statements of the IGallery Companies:
(i) balance sheet as of December 31, 1998; (ii) statements of income for the years ended December 31, 1998 and 1997; (iii) statements of changes in shareholders' equity for the years ended December 31, 1998 and 1997; (iv) statements of cash flows for the years ended December 31, 1998 and 1997; and (v) the notes thereto.

     Also included in Appendix "B" are unaudited balance sheets as of March 31, 1999 and June 30, 1999, unaudited statements of operations for the three month periods ended March 31, 1999 and March 31, 1998, unaudited statement of operations for the six-month period ended June 30, 1999, unaudited statements of cash flows for the three month periods ended March 31, 1999 and March 31, 1998, and unaudited statement of cash flows for the six-month period ended June 30, 1999. In the opinion of management of the IGallery Companies, the quarterly financial information presented for the IGallery Companies includes all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations for such companies as of such dates and for such periods. Results of operations for interim periods are not necessarily indicative of results for the full year.

                                SPECIAL FACTORS
RISK FACTORS

     In addition to the other information included in this document (including the matters addressed in "A Warning About Forward-Looking Information), in considering whether or not to approve this Proposal One, the Shareholders should carefully consider, among other things, the following risk factors. The order in which these factors is discussed is not intended to represent their relative significance.

     Change in Control. Pursuant to the Agreement, the Sellers will hold, or have the right to direct the voting of, approximately 30% of the Common Stock of the Corporation. This may represent the largest single ownership of Common Stock of the Company. Because the Sellers will control so many shares of Common Stock, any attempt to change control by shareholders unaffiliated with the Sellers may be unsuccessful.

     Fixed Share Issuance for Acquisition. Upon completion of the Acquisition, the Sellers will be entitled to receive 6,000,000 shares of New Frontier Common Stock. This exchange ratio will not be adjusted for any increase or decrease in the market prices of New Frontier Common Stock. The market prices of New Frontier Common Stock when the Acquisition takes place may vary from their prices at the date of this document and at the date of the Special Meeting. Such variations in the market prices of New Frontier Common Stock may result from changes in the business, operations, or prospects of New Frontier or the combined company, market assessments of the likelihood that the Acquisition will be consummated and the timing thereof, regulatory considerations, general market, and economic conditions and other factors. At the time of the Special Meeting, the holders of New Frontier Common Stock will not know the exact value of the New Frontier Common Stock that the Sellers will receive when the Acquisition is completed. We urge you to obtain current market quotations for New Frontier Common Stock.

     Dilution. As of September 8, 1999, there were 13,679,698 shares of Common Stock of the Company outstanding. The issuance of Common Stock pursuant to the Acquisition will dilute the Shareholders' percentage interest in the Company by 30%, from 100% to 70%.

     Composition of Board of Directors. The business and affairs of the Company are directed by its Board of Directors. After the Acquisition, the Board of Directors will appoint two representatives of the Sellers to the Board of Directors. Pursuant to the Agreement, the Sellers have agreed for the next two years to vote their shares of Common Stock in favor of electing Messrs. Mark Kreloff and Michael Weiner as directors of the Company if nominated for election by the Company's nominating committee. While the Sellers will not have the power to elicit a majority of the Board of Directors, they will have the ability to significantly influence the business and affairs of the Company.

     Dependence on Key Management. The Company is dependent upon the Sellers for the Management of the IGallery business. Pursuant to the Agreement and related employment agreements, the Sellers will be appointed to senior management positions with the Company. See the section above entitled "Summary of the Acquisition -- Employment of Sellers."

     Uncertainty Regarding Business Combination. The Company and the Sellers entered into the Agreement expecting that the Acquisition will result in enhanced operations, cost savings, and synergies for the constituent companies. However, there can be no assurance that such enhanced operations, cost savings or synergies will be realized. Integrating the operations and management of the Company and the IGallery Companies will be a complex process, and there can be no assurance that this integration will be completed rapidly or will result in the achievement of all of the anticipated synergies and other benefits expected to be realized from the Acquisition. Moreover, the integration of the Corporation and the IGallery Companies will require significant management attention, which may temporarily distract management from its usual focus on the daily operations of the combined company.

     The Company and the IGallery Companies estimate that, as a result of the Acquisition, the combined company will incur consolidation and integration expenses of approximately $250,000, the majority of which will be expensed in 1999. The amount of these costs is a preliminary estimate and is subject to change. Additional unanticipated expenses may be incurred in connection with the integration of the businesses of the Company and the IGallery Companies.

                         BACKGROUND OF THE ACQUISITION

     Several teleconferences took place during the period of January through February 1999, between the management of the Company and the Sellers. Agreement in principle between the parties was reached in March 1999, after which the terms of the proposed transaction were presented to the members of the Board of Directors of the Company for their consideration. On March 18, 1999, the Board, by unanimous consent, adopted a resolution ratifying the proposed acquisition of the IGallery Companies, subject to the completion of satisfactory due diligence, and the negotiation of a definitive letter of intent and definitive acquisition agreements.

     During March 1999, senior management of the Company and the Sellers negotiated the terms of a letter of intent for the Acquisition. From and after April 1, 1999, the parties negotiated the terms of the Agreement and conducted due diligence of their respective operations. The Agreement was executed by the parties on August 19, 1999, at which time the Board of Directors ratified and approved the final Agreement. See the section below entitled "Board Approval and Recommendation."

REASONS FOR THE ACQUISITION

     The Acquisition is designed to accomplish several objectives of the Company, including the following:

     (1) The Acquisition will broaden the distribution of the Company's licensed content from cable television and DTH satellite to the Internet.

     (2) The Acquisition is expected to enable the Company to transition from its present focus on subscription and pay-per-view programming delivery to Broadband Video-On-Demand delivery via cable television operators and satellite providers.

     (3) The Acquisition is expected to bring operating profits to the Company through the earnings of the IGallery Companies.

     (4) The Acquisition will bring to the Company an experienced management team in the areas of Internet technology, marketing and commerce.

     (5) The Acquisition is expected to increase the capital and earnings of the Company.

BOARD APPROVAL AND RECOMMENDATIONS

     At a meeting held on August 19, 1999, the Board of Directors, all members being present, unanimously (i) determined that the Acquisition and the transactions contemplated by the Agreement are advisable and in the best interests of the Company and its shareholders, (ii) approved the form and terms of the Agreement and the other documents required thereunder, and (iii) approved the other transactions contemplated by the Agreement. In reaching its determinations, the Board consulted the Company's management and legal counsel and considered a number of factors, including the following:

     (1) the Company's financial condition, results of operations and business prospects;

     (2) the IGallery Companies' financial conditions, results of operations and business prospects;

     (3) the Sellers' perceived ability to effectively direct the growth of the activities of the IGallery Companies;

     (4) current industry, economic, and market conditions;

     (5) the likelihood that the Acquisition could be consummated;

     (6) the structure of the transaction and the terms of the Agreement; and

     (7) the compatibility of the corporate cultures and operating philosophies of the Company and the IGallery Companies and the synergies that the Acquisition would bring.

     In view of the wide variety of factors it considered in evaluating the Acquisition, the Board of Directors did not find it practicable to quantify, and did not quantify, or otherwise attempt to assign relative weights to the specific factors it considered in reaching its decision in favor of the Acquisition.

     The the Company's Board also discussed certain potentially negative factors in connection with the Acquisition. These included, among others, the expansion into a new business with which the Company has little prior experience; the potential difficulties of integrating the operations of the IGallery Companies with the Company; the significant costs involved in connection with completing the Acquisition; the substantial time and effort of the Company's management required to implement the Acquisition, integrate the business of the IGallery Companies with the Company and manage the increased size of the combined business; the risk that the anticipated benefits of the Acquisition might not be fully realized; and the dilution of current the Company shareholders' holdings of the Company's Common Stock. The the Company's Board believes that the benefits and advantages of the Acquisition outweigh these potentially negative factors.

     The Company did not obtain an opinion by a financial advisor regarding the fairness of the Acquisition due to the high costs and expenses associated with such an opinion as well as the confidence of the Company's management and the Board of Directors with the terms of the Agreement.

     THE BOARD OF DIRECTORS BELIEVES THAT THE CONSUMMATION OF THE ACQUISITION IS IN THE BEST INTERESTS OF THE COMPANY AND THE SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE STOCK PURCHASE AGREEMENT AND RELATED SHARE ISSUANCE.

     The Board of Directors believes that the Acquisition represents an attractive strategic fit between the two companies with complementary business strategies, as well as complementary operations and target markets. The Board of Directors believes that the Acquisition represents an opportunity to become a leader in the electronic distribution of adult content via cable, satellite and the Internet.

     The Board of Directors believes that the combined company will have greater financial strength, operational efficiencies, earning power, and growth potential than either the Company or the IGallery Companies would have on its own. The Board of Directors also believes that the Acquisition combines the Company's extensive content with the Internet software solutions expertise of the IGallery Companies. In this regard, the Board of Directors reviewed a number of potential benefits of the Acquisition which it believed would contribute to the success of the combined company, and thus inure to the benefit of the Company's stockholders, including the following:

     Synergies of the Combined Companies. The Board of Directors believes that the Acquisition will produce a number of important synergies, including
(i) development of new services for the high-speed Internet market; and
(ii) multi-purpose usage of existing adult interest library.

     Combination of the Most Favorable Attributes of the Companies. The combined company will be able to take advantage of the best personnel and best software and operating systems and practices currently employed by the Company and the IGallery Companies. The Board of Directors believes that the combination of the Company's resources, which include its cable television and DTH satellite networks, with the Internet technology and assets the IGallery Companies will create an organization which will become a leader in the distribution of adult content via cable, satellite and the Internet and is well positioned for the challenge of providing new Broadband and Video-on-Demand products.

REASONS FOR SUBMITTING THE TRANSACTION TO A SHAREHOLDER VOTE

The Agreement requires the Company to convene a meeting of the Company's stockholders for the purpose of, among other things, approving the transactions contemplated by the Agreement. In addition, requirements for the Company's continued listing on the Nasdaq SmallCap Market require that the share issuance pursuant to the Acquisition be approved by the Company's stockholders. If the stockholders do not approve Proposal One, the Agreement will automatically terminate and the Acquisition will not be consummated.

                               THE SHARE ISSUANCE

     Pursuant to the Agreement, the Company will issue 6,000,000 shares of restricted Common Stock to the Sellers (the "Acquisition Shares") in the Acquisition. The Acquisition Shares issued in connection with the Acquisition will have the same rights, preferences, and privileges as the shares of Common Stock currently outstanding. Holders of the Acquisition Shares will have no preemptive rights to acquire additional Common Stock of the Company. For a description of the Acquisition, the

Acquisition Consideration and the reasons for the Acquisition, see the above sections entitled "Summary of the Acquisition" and "Special Factors."

     As of the record date of the Meeting, there were 13,679,698 shares of Common Stock of the Company outstanding. The issuance of the Acquisition Shares in the Acquisition will dilute the percentage interest in the Company of the Company's current stockholders by approximately 30%, from 100% to 70%, and will result in the Sellers owning an aggregate of 6,000,000 shares (or approximately 30%) of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL ONE.

                                  PROPOSAL TWO

                             ELECTION OF DIRECTORS
NOMINEES

     It is proposed that the four persons named below will be elected as Directors of the Company at the meeting. Unless otherwise specified, the enclosed proxy will be voted for the election of, Mark H. Kreloff, Michael Weiner, Koung Y. Wong and Edward Bonn to serve as directors until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified. Each of the nominees now serves as a director of the Company. In the event that any of these nominees shall be unable to serve as a director, discretionary authority is reserved to vote for a substitute. The Board of Directors has no reason to believe that any of these nominees will be unable to serve.

     Set forth below are the names and ages of the nominees, the principal occupation of each, the year in which first elected a director of the Company, the business experience of each for at least the past five years and certain other information concerning each of the nominees.

                                  DIRECTOR                  PRINCIPAL OCCUPATION
        NOMINEE            AGE    SINCE                  DURING THE PAST FIVE YEARS
------------------------   ---    --------    ------------------------------------------------
Mark H. Kreloff                               Mr. Kreloff has held the title Chairman and
(1)(2)..................   37       1995      Chief Executive Officer of New Frontier Media ,
                                              Inc. since the Company's inception in September,
                                              1995. Mr. Kreloff has been actively involved in
                                              the cable television, entertainment and computer
                                              software industries since 1977. Prior to
                                              founding the Company and during the four years
                                              immediately preceding his employment with the
                                              Company, he was the President of LaserDisc
                                              Entertainment, a video disc distribution
                                              company; Elmfield IV, Inc., an entertainment
                                              production and distribution company, and
                                              California Software Partners, L.P., a computer
                                              software development and publishing company.
                                              Previously, Mr. Kreloff held the title Vice
                                              President, Mergers and Acquisitions, with Kidder
                                              Peabody & Co. and Drexel Burnham Lambert. From
                                              1983 through 1986, Mr. Kreloff was employed by
                                              Butcher & Singer, Inc., a Philadelphia-based
                                              investment bank, in the Media Finance and
                                              Corporate Finance Groups. From 1977 through
                                              1983, Mr. Kreloff held a variety of positions,
                                              including Marketing Director, in his family's
                                              cable television system based in New Jersey. Mr.
                                              Kreloff is an honors graduate of Syracuse
                                              University and holds B.S. degrees in Finance and
                                              Public Communications.

                                  DIRECTOR                  PRINCIPAL OCCUPATION
        NOMINEE            AGE    SINCE                  DURING THE PAST FIVE YEARS
------------------------   ---    ------      ------------------------------------------------
Michael Weiner (1)......   58       1995      Mr. Weiner has been Executive Vice President and
                                              a director of New Frontier Media, Inc. since the
                                              Company's inception. Prior to founding the
                                              Company, Mr. Weiner was actively involved as a
                                              principal and director in a variety of
                                              publishing businesses, including a fine art
                                              poster company His background includes 20 years
                                              in real estate development and syndication.

Koung Y. Wong (1)(2)....   46       1995      Mr. Wong was born in Canton, China in 1952 and
                                              immigrated to the United States in 1969 with his
                                              family. He earned a Bachelor of Arts degree from
                                              City College of San Francisco in 1975, and
                                              studied Architecture at the University of
                                              California at Berkeley for one year. For the
                                              past 22 years, Mr. Wong has been the president
                                              and sole shareholder of Wav Entertainment, Inc.,
                                              a leading commerce electronics hardware and
                                              software distribution company based in South San
                                              Francisco, California. Wav Entertainment, Inc.,
                                              includes a 20,000 square-foot corporate
                                              headquarters and distribution center and an
                                              8,500 square-foot retail superstore in San
                                              Francisco, California. Mr. Wong has been a
                                              director of New Frontier Media since the
                                              Company's inception in September, 1995.

Edward J. Bonn (2)......   47       1999      Mr. Bonn is the founder and President of ITN. He
                                              became a director of New Frontier Media in June
                                              1999. ITN is a leading Internet technology
                                              company that provides turn-key e-commerce
                                              solutions, Internet software engineering,
                                              bandwith, merchant account management and credit
                                              card processing systems. Mr. Bonn was formerly
                                              the Chairman of the Board of Independent
                                              Entertainment Group, a California-based,
                                              publicly traded, service bureau and information
                                              provider. He was also a founder and President of
                                              ICOM Group, Inc., an audio text service bureau
                                              that specialized in automated credit card
                                              processing and fraud control procedures, and the
                                              founder and President of Media 800, Inc., a
                                              privately held company offering a variety of
                                              800/900 information and entertainment.

---------------
(1) Member Compensation Committee
(2) Member Audit Committee

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

MEETING OF THE BOARD OF DIRECTORS

     During the Company's fiscal year ended March 31, 1999, the Board of Directors held two meetings and acted five times by unanimous written consent. Each Director attended more than seventy-five percent (75%) of the Board meetings and meetings of the Board committees on which he served. The Company does not have a standing nominating committee, the functions of which are performed by the entire Board.

     During the Company's fiscal year ended March 31, 1999, the Compensation Committee of the Board met once and acted once upon unanimous written consent. The Compensation Committee has the power to prescribe, amend and rescind rules relating to the Company's 1998 Stock Option Plan, to grant options and other awards under the Plan and to interpret the Plan.

     During the Company's fiscal year ended March 31, 1999, the Audit Committee of the Board met twice and acted once upon unanimous written consent. The Audit Committee has the responsibility of recommending the firm to be chosen as independent auditors, overseeing and reviewing the audit results and monitoring the effectiveness of internal audit functions. The Audit Committee has recommended the selection of Spicer, Jefferies & Co. as independent auditors for the year ended March 31, 2000.

     No director or executive officer of the Company is related to any other director or executive officer. None of the Company's officers or directors hold any directorships in any other public company. There are currently two outside directors on the Company's Board of Directors. The Company's compensation committee is comprised of Messrs. Kreloff, Weiner, and Wong. The Company's audit committee is comprised of Messrs. Kreloff, Bonn and Wong.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, and the rules issued thereunder, the Company's directors and executive officers are required to file with the Securities and Exchange commission and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Copies of such reports are required to be furnished to the Company. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that, during the Company's fiscal year ended March 31, 1999, all of its executive officers and directors complied with the requirements of Section 16(a).

DIRECTOR COMPENSATION

     None of the Company's directors received any compensation during the most recent fiscal year for serving in his position as a director.

EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation paid to executive officers of the Company for the three fiscal years ended March 31, 1999.

    NAME AND                                        OTHER ANNUAL
    PRINCIPAL                                       COMPENSATION    RESTRICTED    OPTIONS/     LTIP       ALL OTHER
    POSITION       YEAR    SALARY($)    BONUS($)    STOCK(1)         AWARDS         SARS      PAYOUTS    COMPENSATION(2)
-----------------  ----    ---------    --------    ------------    ----------    --------    -------    ---------------
Mark H.            1999     103,750           --        7,692              --      350,000        --             730
Kreloff, .         1998      39,167       75,000        3,053              --           --        --              --
CEO, Pres., and    1997          --       15,000           --              --           --        --          36,028
Chairman
Michael Weiner, .  1999     103,750           --        8,291              --      290,000        --              --
Exec. V.P.,        1998      39,167       75,000        6,229              --           --        --              --
Sec.-Treas.        1997          --       15,828           --              --           --        --              --
Director
Karyn L.           1999      10,308           --           --              --       35,000        --              --
Miller, .          1998          --           --           --              --           --        --              --
CFO                1997          --           --           --              --           --        --              --

---------------
(1) Mr. Kreloff's other annual compensation is auto allowances in the amount of $7,692 for fiscal year March 31, 1999 and $3,053 for fiscal year March 31, 1998. Mr. Weiner's other annual compensation is auto allowances in the amount of $8,291 for fiscal year March 31, 1999 and $6,229 for fiscal year March 31, 1998.

(2) The amount shown for Mr. Kreloff includes amounts paid for life insurance premiums of $730 in the fiscal year March 31, 1999, and the write-off of certain accounts receivable due to an entity controlled by him during fiscal 1997.

                     STOCK OPTION GRANTS IN MARCH 31, 1999

                          NUMBER OF
                          SECURITIES       % OF TOTAL OPTIONS
                          UNDERLYING           GRANTED TO          EXERCISE OR
                       OPTIONS GRANTED         EMPLOYEES            BASE PRICE       EXPIRATION
        NAME          (# OF SHARES) (1)        IN 3/31/99           (E/SHARE)          DATE
--------------------  ------------------   ------------------   ------------------   ----------
Mark Kreloff........       200,000                18%           $      1.00            11/3/08
Mark Kreloff........       150,000                13%           $      2.50           12/22/08
Michael Weiner......       140,000                12%           $      1.00            11/3/08
Michael Weiner......       150,000                13%           $      2.50           12/22/08
Karyn Miller........        20,000                 2%           $     2.235            2/15/09
Karyn Miller........        15,000                 1%           $      3.45            2/15/02

---------------
(1) These options were granted at fair market value at the time of grant. The options vest as follows: Mr. Kreloff's 200,000 options vest 100% after one year and his 150,000 options vest 33.3% on 12/ 22/99, 33.3% on 12/22/2000, and 33.3% on 12/22/2001. Mr. Weiner's 140,000 options vest 100% after one year and his 150,000 options vest 33.3% on 12/22/99, 33.3% on 12/22/2000, and 33.3% on 12/22/2001. Ms. Miller's 20,000 options vest 100% after one year and her 15,000 options vest 50% on 2/15/2000 and 50% on 2/15/2001.

                        MARCH 31, 1999 OPTION/SAR VALUES

                                                 NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED IN-THE-
                    SHARES                       UNEXERCISED OPTIONS AT YEAR END      MONEY OPTIONS AT YEAR END (1)
                    ACQUIRED ON     VALUE        -------------------------------     -------------------------------
       NAME         EXERCISE        REALIZED     EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
------------------  -----------     --------     ------------     --------------     ------------     --------------
Mark Kreloff......       0              0              0              350,000              0             $933,600
Michael Weiner....       0              0              0              290,000              0             $734,900
Karyn Miller......       0              0              0               35,000              0             $ 54,400

---------------
(1) Assuming a stock price of $4.31 per share, which was the closing price of a share of Common Stock of the Company as reported on NASDAQ on March 31, 1999.

COMPENSATION OF DIRECTORS

     The Company's Board of Directors do not receive any compensation for their services as directors.

EMPLOYMENT AGREEMENTS

     The Company has an Employment Agreement with Mark Kreloff which ends on December 31, 2001. The Agreement provides for the payment of an annual base salary of $115,000 for calendar year 1999, $130,000 for calendar year 2000 and $150,000 for calendar year 2001. The Agreement also provides for an annual incentive bonus equal to: (a) 30% of his annual base salary if the Company's annual earnings before income taxes, depreciation and amortization ("EBITDA") is at least $1 million; (b) 50% of his annual base salary if the Company's EBITDA is at least $2 million, or (c) 100% of his annual base salary if the Company's EBITDA is at least $4 million. The Agreement provides for the one-time issuance of 150,000 nonstatutory options to Mr. Kreloff at the fair market value of the common stock on the date of grant. The options are to vest over three years, except upon a change of control of the Company, as defined in the Agreement, or upon the death or disability of Mr. Kreloff, the discharge of Mr. Kreloff without cause or the resignation of Mr. Kreloff for "good reason", as defined in the Agreement. The Agreement further provides for the payment to Mr.

Kreloff upon the occurrence of any of the above events of a lump sum equal to his annual base salary and bonus. In addition, if the terminating event occurs on or before June 30, 2000, the Company is to pay to Mr. Kreloff an additional $100,000.

     The Company has an Employment Agreement with Michael Weiner which ends on December 31, 2001. The Agreement provides for the payment of an annual base salary of $115,000 for calendar year 1999, $130,000 for calendar year 2000 and $150,000 for calendar year 2001. The Agreement also provides for an annual incentive bonus equal to: (a) 30% of his annual base salary if the Company's EBITDA is at least $1 million; (b) 50% of his annual base salary if the Company's EBITDA is at least $2 million, or (c) 100% of his annual base salary if the Company's EBITDA is at least $4 million. The Agreement provides for the one-time issuance of 150,000 nonstatutory options to Mr. Weiner at the fair market value of the common stock on the date of grant. The options are to vest over three years, except upon a change of control of the Company, as defined in the Agreement, or upon the death or disability of Mr. Weiner, the discharge of Mr. Weiner without cause or the resignation of Mr. Weiner for "good reason", as defined in the Agreement. The Agreement further provides for the payment to Mr. Weiner upon the occurrence of any of the above events of a lump sum equal to his annual base salary and bonus. In addition, if the terminating event occurs on or before June 30, 2000, the Company is to pay to Mr. Weiner an additional $100,000.

LIMITS ON LIABILITY AND INDEMNIFICATION

     The Company's Articles of Incorporation eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Articles of Incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as the beneficial ownership of the Company's Common Stock as of September 8, 1999, by persons known by the Company to own or deemed to own, beneficially 5% or more of the Company's Common Stock.

                                                     NUMBER OF SHARES
               NAME AND ADDRESS OF                   BENEFICIALLY             PERCENT OF
                 BENEFICIAL OWNER                       OWNED                  CLASS
--------------------------------------------------   ----------------         ----------

Columbine Financial Solutions.....................        791,993                  5.8%
     3900 E. Mexico Avenue, Suite 502
     Denver, CO 80210

Pleasure Licensing LLC............................        700,000                  5.1%
     59 Lake Drive
     Hightstown, NJ 08520

BOARD AND MANAGEMENT OWNERSHIP

     The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock as of September 8, 1998 for (i) each director and nominee for election as a director, including Mark H. Kreloff, the Chairman and Chief Executive Officer, and Michael Weiner, the Executive President and Secretary and (ii) all directors, nominees for director and executive officers as a group (3 persons).

                                                     NUMBER OF SHARES
               NAME AND ADDRESS OF                   BENEFICIALLY             PERCENT OF
                 BENEFICIAL OWNER                        OWNED                 CLASS
--------------------------------------------------   ----------------         ----------
Mark H. Kreloff...................................       1,014,000                 7.4%
     5435 Airport Blvd.
     Boulder, CO 80301

Michael Weiner....................................         565,300                 4.1%
     5435 Airport Blvd.
     Boulder, CO 80301

Koung Y. Wong.....................................          12,500                    *
     5435 Airport Blvd.
     Boulder, CO 80301

Edward J. Bonn....................................               0                    *
     15303 Ventura Blvd., Ste. 675
     Sherman Oaks, CA 91403

All officers and directors as a group (3
persons)..........................................       1,591,800                11.6%

---------------
* Represents less than .1% of the outstanding Common Stock

CERTAIN TRANSACTIONS

     On March 2, 1998, the Company loaned Laramie Capital LLC, an entity controlled by Messrs. Mark Kreloff and Michael Weiner, $100,000 in the form of a promissory note receivable. The note bore interest at 8% per annum. In March 1999, the note was repaid.

     The Company leased certain equipment and office space via entities controlled by Mr. Kreloff on a month to month basis. During the years ended March 31, 1999 and 1998 the Company paid $52,425 and $87,033 to these entities relating to these leases. The leases have since been terminated.

                                 PROPOSAL THREE

           APPROVAL OF THE COMPANY'S 1999 INCENTIVE STOCK OPTION PLAN

     On September 3, 1999, the Board of Directors adopted the New Frontier Media, Inc. 1999 Incentive Stock Plan (the "Plan") for officers and key employees of the Company and its subsidiaries. The principal features of the Plan, as amended, are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit C.

     Under the Plan, up to an aggregate of 1,500,000 shares of the Company's Common Stock may be issued pursuant to stock options, subject to adjustment in the case of certain corporate transactions.

     The options may be either options intended to qualify as "incentive stock options", as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options. The per share exercise price of options granted under the Plan may not be less than 100% of the Fair Market Value (as defined below) of a share of the Company's Common Stock on the date of grant. Shares of Common Stock acquired under the Plan may be treasury shares; including shares purchased in the open market for use in the Plan, newly issued shares, or a combination thereof. Fair Market Value, as of any date, means the closing sales price of a share of Common Stock as reported by the National Association of Securities Dealers, Inc.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the Plan to be effective.

     The Board of Directors unanimously recommends that stockholders vote FOR approval of the Plan.

1999 INCENTIVE STOCK PLAN

     The Company has adopted the New Frontier 1999 Incentive Stock Plan to promote the long-term growth and profitability of the Company by (i) providing key directors, officers and employees of the Company and its subsidiaries with incentives to improve shareholder value and contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. As described more fully below, the Plan provides for grants of options to purchase specified numbers of shares of Common Stock at predetermined prices.

     The following discussion represents only a summary of certain of the Plan terms and is qualified in its entirety by reference to the complete Plan, a copy of which is annexed hereto as Exhibit "C".

     Shares Available; Maximum Awards; Participants. A total of 1,500,000 shares of the Company's Common Stock has been reserved for issuance pursuant to options granted pursuant to the Plan. The Plan allows the Company to grant options to employees, officers and directors of the Company and its subsidiaries; provided that only employees of the Company and its subsidiaries may receive incentive stock options under the Plan. As of the date of this proxy statement, the Company has not granted any options under the Plan.

     Stock Option Features. Under the Plan, options to purchase the Company's Common Stock may take the form of incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options ("NQSOs"). As required by Section 422 of the Code, the aggregate fair market value (as defined in the Plan) of shares of Common Stock (determined as of the date of grant of the ISO) with respect to which ISOs granted to an employee may not exceed $100,000 in any calendar year. The foregoing limitation does not apply to NQSOs.

     Initially, each option will be exercisable over a period, determined by the Board of Directors or the Compensation Committee of the Board of Directors of the Company, in its discretion, of up to ten years from the date of grant. Options may be exercisable during the option period at such time, in such amounts, and in accordance with such terms and conditions and subject to such restrictions as are determined by the Board or the Compensation Committee and set forth in option agreements evidencing the grant of such options; provided that no option may be exercisable less than one year from its date of grant.

     The exercise price of options granted pursuant to the Plan is determined by the Board or the Compensation Committee, in its discretion; provided that the exercise price of an ISO may not be less than 100% of the fair market value (as defined in the Plan) of the shares of the Company Common Stock on the date of grant. The exercise price of options granted pursuant to the Plan is subject to adjustment as provided in the Plan to reflect stock dividends, splits, other recapitalizations or reclassifications or changes in the market value of the Company Common Stock. In addition, the Plan provides that, in the event of a proposed change in control of the Company (as defined in the Plan), the Board or the Compensation Committee is to take such actions as it deems appropriate to effectuate the purposes of the Plan and to protect the grantees of options, which action may include (i) acceleration or change of the exercise dates of any option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option; and
(iii) in any case where equity securities other than Common Stock are proposed to be delivered in exchange for or with respect to Common Stock, arrangements providing that any option shall become one or more options with respect to such other equity securities. Further, in the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in the Plan or any grant agreement pursuant thereto (i) each grantee shall have the right to exercise his option at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Board or the Compensation Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option that is so canceled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Board or the Compensation Committee also may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act.

     The shares purchased upon the exercise of an option are to be paid for by the optionee in cash or cash equivalents acceptable to the Compensation Committee.

     Except as permitted pursuant to Rule 16b-3 under the Exchange Act, and in any event in the case of an ISO, an option is not transferable except by will or the laws of descent and distribution. In no case may the options be exercised later than the expiration date specified in the option agreement.

     Plan Administration. The Plan initially will be administered by the Compensation Committee of the Board of Directors, consisting of at least two directors who are "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code.

     The Compensation Committee will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards. The Compensation Committee may interpret the Plan and may at any time adopt such rules and regulations for the Plan as it deems advisable. The Board of Directors may at any time amend or terminate the Plan and change its terms and conditions, except that, without shareholder approval, no such amendment may (i) materially increase the maximum number of shares as to which awards may be granted under the Plan; (ii) materially increase the benefits accruing to Plan participants; or (iii) materially change the requirements as to eligibility for participation in the Plan.

     Accounting Effects. Under current accounting rules, neither the grant of options at an exercise price not less than the current fair market value of the underlying Common Stock, nor the exercise of options under the Plan, is expected to result in any charge to the earnings of the Company.

     Certain Federal Income Tax Consequences. The following is a brief summary of certain Federal income tax aspects of awards under the Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Incentive Stock Options. An optionee will not realize taxable income upon the grant of an ISO. In addition, an optionee will not realize taxable income upon the exercise of an ISO, provided that such exercise occurs no later than three months after the optionee's termination of employment with the Company (one year in the event of a termination on account of disability). However, an optionee's alternative minimum taxable income will be increased by the amount that the fair market value of the shares acquired upon exercise of an ISO, generally determined as of the date of exercise, exceeds the exercise price of the option. If an optionee sells the shares of Common Stock acquired upon exercise of an ISO, the tax consequences of the disposition depend upon whether the disposition is qualifying or disqualifying. The disposition of the shares is qualifying if made more than two years after the date the ISO was granted and more than one year after the date the ISO was exercised. If the disposition of the shares is qualifying, any excess of the sale price of the shares over the exercise price of the ISO would be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is not qualifying, i.e., a disqualifying disposition, the excess of the fair market value of the shares on the date the ISO was exercised over the exercise price would be compensation income taxable to the optionee at the time of the disposition, and any excess of the sale price of the shares over the fair market value of the shares on the date the ISO was exercised would be capital gain.

     Unless an optionee engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. However, if an optionee engages in a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of compensation income taxable to the optionee.

     Non-qualified Stock Options. An optionee will not realize taxable income upon the grant of an NQSO. However, when the optionee exercises the NQSO, the difference between the exercise price of the NQSO and the fair market value of the shares acquired upon exercise of the NQSO on the date of exercise is compensation income taxable to the optionee. The Company generally will be entitled to a deduction equal to the amount of compensation income taxable to the optionee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPANY'S 1999 INCENTIVE STOCK OPTION PLAN.

                                 PROPOSAL FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Although the By-Laws of the Company do not require the submission of the selection of independent auditors to the stockholders for approval, the Board of Directors considers it desirable that its appointment of independent auditors be ratified by the stockholders. Spicer, Jefferies & Co. has been the independent public accountants for the Company since its inception and has been appointed to serve that capacity for the 2000 fiscal year. The Board of Directors will ask the stockholders to ratify the appointment of this firm as independent auditors for the Company at the Annual Meeting.

     A representative of Spicer, Jefferies & Co. will be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SPICER, JEFFERIES & CO. AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 PROPOSAL FIVE

                 RATIFICATION OF CERTAIN PRIOR STOCK ISSUANCES

     The Board of Directors is seeking shareholder ratification of two transactions involving the issuance and sale of securities authorized by the Board of Directors at prices less than market value and each exceeding 20% of the outstanding shares prior to the issuance and sale. The two transactions were approved by the Board of Directors and did not require shareholder approval under Colorado law. The holders of 54% of the Company's outstanding shares indicated in writing that they would have approved the two transactions if their proxies had been solicited. Shareholder ratification now is being sought because the Nasdaq Listing Qualification Panel has determined that the two transactions were effected without the Company obtaining shareholder approval prior to the transactions as required by Nasdaq rules. The Nasdaq staff has indicated that such ratification would not cure or remedy the violation of the Rule.

     The two transactions were authorized by the Board of Directors as part of a plan to increase the net tangible assets, by converting debt to equity, and to increase liquidity to provide necessary working capital, in the best interests of the Company and all its shareholders, during a period after it had received notice that the Nasdaq staff had determined that the Company failed to comply with the net tangible assets/market capitalization/net income requirements for the continued listing of its shares of common stock on the Nasdaq SmallCap Market and the hearing requested by the Company to demonstrate that it satisfied all applicable criteria for continued listing.

     In one transaction, between December 1998 and February 1999, the holders of $1,750,000 in convertible debentures issued in June 1998 converted all of the debentures into more than 20% of the outstanding shares prior to the conversion at a conversion price less than the market price. The conversion reduced liabilities, eliminated interest expense and increased net tangible assets. In the other transaction, in March 1999, the Company issued more than 20% of the outstanding shares prior to the issuance in a $5,200,000 private offering. The issuance increased liquidity, provided necessary working capital and increased net tangible assets.

     The Board of Directors believes that the considerable enhancement of its financial position and condition resulting from the two transactions has been reflected in the recent appreciation in the market price for its shares and has permitted it to propose acquiring the IGallery companies whose aggregate annual revenues exceed $20,000,000. Shareholder approval of the issuance of securities in those proposed acquisitions is sought at this meeting. See Item 1.

     As a result of the two transactions, the Company demonstrated at the hearing that it fully satisfied all applicable continued listing criteria and the Nasdaq Listing Qualifications Panel determined to continue the listing of shares of the Company's common stock on the Nasdaq SmallCap Market. At the hearing, the Company provided documentation that holders of 54% of its outstanding shares would have approved the two transactions if their proxies had been solicited. In view of the time constraints involved, the Company determined to follow an informal procedure recommended by counsel of obtaining that documentation from relatively few, large shareholders rather than incurring the time, effort and expense of a formal proxy solicitation. The Company stated the basis for its determination at the hearing when it provided the documentation and indicated that shareholder ratification would be obtained at the next annual meeting, if necessary, and that shareholder approval also would be obtained prior to any future transaction involving the issuance of more than 20% of the outstanding shares or 20% of the voting power outstanding before the future transaction.

     On July 7, 1999, the Panel issued its decision in favor of the Company continuing its listing on the Nasdaq SmallCap Market. The Panel, however, "was of the opinion that after-the-fact ratification is an inadequate remedy" to a violation of the shareholder approval requirement of the Nasdaq corporate governance rules. By letter dated August 20, 1999, the Company has been informed that the Nasdaq Listing and Hearing and Review Council has called for review of the Panel's decision to determine "whether the Panel's decision . . . was appropriate given that the Panel found that the Company had twice violated the shareholder approval requirement and that the Company had not remedied the violations." The Company will urge the Hearing and Review Council to affirm the Panel's determination to continue the listing of the Company's shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THESE PRIOR STOCK ISSUANCES.

                             SHAREHOLDER PROPOSALS

     All shareholder proposals which are intended to be presented at the 2000 Annual Meeting of Shareholders of the Company must be received by the Company no later than April 11, 2000, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                         Michael Weiner
                                                              Secretary


Dated: September 28, 1999.

                                                                       EXHIBIT A

                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                                EDWARD J. BONN,
                                BRADLEY A. WEBER

                                      AND

                                JERRY D. HOWARD
                                  ("SELLERS")

                                      AND

                           NEW FRONTIER MEDIA, INC.,
                             A COLORADO CORPORATION
                                 ("PURCHASER")

                                AUGUST 19, 1999

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 19th day of August, 1999, by and between Edward J. Bonn, an individual ("Bonn"), Bradley A. Weber, an individual ("Weber"), and Jerry D. Howard, an individual ("Howard"), on the one hand, and New Frontier Media, Inc., a Colorado corporation ("Purchaser"), on the other hand. Mark Kreloff ("Kreloff") and Michael Weiner ("Weiner") are also parties to this Agreement for purposes of
Section 6.1(h) only.

                                  WITNESSETH:

     WHEREAS, Bonn, Weber and Howard (collectively, "Sellers") own and desire to sell, assign and convey to Purchaser (i) all of the issued and outstanding shares of capital stock of Interactive Gallery, Inc., a California corporation ("IGI"), (ii) all of the issued and outstanding shares of capital stock of Interactive Telecom Network, Inc., a California corporation ("ITN"), and (iii) ninety percent (90%) of the issued and outstanding shares of capital stock of Card Transactions, Inc., a California corporation ("CTI"); and

     WHEREAS, Purchaser desires to purchase and acquire the Shares (as hereinafter defined) from Sellers on and subject to the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the respective representations and warranties hereinafter set forth and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     1.1 "Assets" shall mean:

     (a) all cash of the Companies (as hereinafter defined) on hand, in any bank, money market account, mutual fund, unit investment trust, and all certificates of deposit, letters of credit in favor of the Companies and all other readily marketable securities or other cash equivalents of the Companies;

     (b) all accounts receivable, notes receivable and other rights to receive payments from customers of the Companies (the "Receivables");

     (c) all equipment, vehicles, furniture and fixtures, and all other fixed assets owned or leased by the Companies, constituting all such items necessary for the continued operation of the Companies' businesses (the "Fixed Assets");

     (d) all rights and benefits under all contracts, agreements, leases, licenses, purchase commitments and sales orders to which the Companies are a party (collectively, the "Contracts"), constituting all such Contracts which are necessary or beneficial to the operation of the Companies' businesses;

     (e) (i) all patents, patent rights, copyrights, trademarks, trademark rights, trade names, trade name rights and patent, copyright or trademark applications which the Companies own, all as set forth on Schedule 1.1(e)(i) to be attached hereto as of the Closing Date (as hereinafter defined), and (ii) all ideas, knowhow, trade secrets, inventions, technology, designs and any other proprietary rights which the Companies own, including, without limitation, the adult web sites and related URL addresses owned by the Companies, all as set forth on Schedule 1.1(e)(ii) to be attached hereto as of the Closing Date;

     (f) all assets that will be acquired by IGI as of the Closing Date pursuant to the URL Acquisition Agreement between Net Play Media, Inc. and IGI in the form of Exhibit A attached hereto (the "Net Play Assets"); and

     (g) any and all other assets of the Companies not described above and included on the Balance Sheet (as hereinafter defined).

     1.2 "Balance Sheets" shall mean (a) the audited combined balance sheet of IGI and ITN as of December 31, 1998, and the unaudited combined balance sheet of IGI and ITN as of June 30, 1999 and (b) the unaudited balance sheet of CTI as of June 30, 1999.

     1.3 "Bonn Employment Agreement" shall mean the Employment Agreement, dated the Closing Date, by and between ITN and Bonn, in the form attached hereto as Exhibit B-1 attached hereto.

     1.4 "Closing Date" shall mean the date which is one (1) business day after the date on which Purchaser's shareholders approve the transactions contemplated by this Agreement.

     1.5 "Companies" shall mean IGI, ITN and CTI collectively.

     1.6 "Dumas Employment Agreement" shall mean the Employment Agreement, dated the Closing Date, by and Between ITN and Gregory Dumas, in the form attached hereto as Exhibit B-4 attached hereto.

     1.7 "Financial Statements" shall mean (a) the Balance Sheets, (b) the audited combined income statements of IGI and ITN for the years ended December 31, 1998 and 1997 and the unaudited combined income statement of IGI and ITN for the six months ended June 30, 1999 and (c) the unaudited income statement of CTI for the six months ended June 30, 1999.

     1.8 "Howard Employment Agreement" shall mean the Employment Agreement, dated the Closing Date, by and between ITN and Howard, in the form attached hereto as Exhibit B-3 attached hereto.

     1.9 "Schalin Employment Agreement" shall mean the Employment Agreement, dated the Closing Date, by and between ITN and Scott Schalin, in the form attached hereto as Exhibit B-5 attached hereto.

     1.10 "Shares" shall mean (a) all of the issued and outstanding shares of common stock, no par value, of IGI, (b) all of the issued and outstanding shares of common stock, no par value, of ITN; and (c) and ninety percent (90%) of the issued and outstanding shares of common stock, no par value, of CTI, forty-five percent (45%), forty-five percent (45%) and ten percent (10%) of which ninety percent (90%) is owned by Bonn, Weber and Howard, respectively.

     1.11 "Weber Employment Agreement" shall mean the Employment Agreement, dated the Closing Date, by and between ITN and Weber, in the form attached hereto as Exhibit B-2 attached hereto.

                                   ARTICLE II
                          SALE AND PURCHASE OF SHARES

     2.1 Sale and Purchase. Subject to the terms and conditions contained herein, Sellers hereby agree to sell, transfer, assign, convey and deliver to Purchaser, and Purchaser hereby agrees to purchase and accept from Sellers, all of their right, title and interest in and to the Shares, free and clear of any liens, pledges, security interests, claims or encumbrances of any kind. It is the intent of the parties that this transaction will be a tax-free transaction under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     2.2 The Purchase Price. The consideration payable by Purchaser for the Shares to be sold to Purchaser as provided herein shall be 6,000,000 shares of common stock, $.0001 par value, of Purchaser (the "NOOF Shares"), to be allocated among the Sellers as set forth in Schedule 3.3(f) attached hereto.

                                  ARTICLE III
                 CLOSING, CONDITIONS TO CLOSING AND DELIVERIES

     3.1 Closing. The closing of this transaction (the "Closing") shall be held on the Closing Date at or about 10:00 A.M., Mountain Daylight Time, at the offices of Purchaser at 5435 Airport Road, Suite 100, Boulder, Colorado 80301 or at such other time and place upon which the parties shall agree.

     3.2 Conditions to Purchaser's Obligation. Purchaser's obligation hereunder to purchase and pay for the Shares, and Purchaser's obligation to issue the NOOF Shares to Sellers, is subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may be waived, in whole or in part, by Purchaser in its sole discretion, and Sellers shall use their best efforts to cause such conditions to be fulfilled:

     (a) Representations and Warranties Correct, Performance of Covenants and Satisfaction of Conditions. The representations and warranties of Sellers contained in this Agreement (including the Exhibits and Schedules hereto) shall be true, complete and accurate in all material respects as of the Closing Date, and Sellers shall have delivered to Purchaser a certificate signed by them and dated the Closing Date, to such effect. Sellers shall have duly and properly performed, complied with, satisfied and observed each of their covenants, agreements, conditions to closing and obligations contained in this Agreement to be performed, complied with, satisfied and observed on or before the Closing Date, and Sellers shall have delivered to Purchaser a certificate signed by them, dated the Closing Date, to such effect.

     (b) Purchase Permitted by Applicable Laws. The purchase of and payment for the Shares to be purchased by Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation and shall not subject Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

     (c) Proceedings and Receipt of Documents. All corporate and other proceedings taken or required to be taken by Sellers in connection with the transactions contemplated hereby and all documents incident thereto shall have been taken and shall be satisfactory in form and substance to Purchaser and its counsel, and Purchaser shall have received all such information and such counterpart originals or certified or other copies of such documents as Purchaser may reasonably request.

     (d) Delivery of Documents. Sellers shall have delivered, or caused to be delivered, to Purchaser the following:

          (i) corporate and tax good standing certificates of the Companies from the respective jurisdictions in which the Companies are incorporated or transact business;

          (ii) the Shares, with duly executed stock powers and all other documents and signatures necessary or appropriate for their transfer to Purchaser free and clear (subject to restrictions imposed by federal and applicable state securities laws) by delivery;

          (iii) certified copies of the Articles of Incorporation and By-Laws of the Companies;

          (iv) an opinion of Loeb & Loeb, counsel to Sellers, in the form of Exhibit C attached hereto;

          (v) the written resignations of each and every officer and director of the Companies and all documents necessary to elect or appoint the appropriate individuals to such positions in accordance with this Agreement;

          (vi) all documents necessary or appropriate to change the authorized signatories of Companies' bank accounts and to otherwise take possession and full operational control of the Companies and their respective Assets; and

          (vii) all other consents, agreements, schedules, documents and exhibits required by this Agreement to be delivered by Sellers, or reasonably requested by Purchaser, at or before the Closing.

     (e) No Adverse Decision. There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

     (f) Adverse Change. Except as set forth on Schedules 3.2(f) and 8.5 to be attached hereto as of the Closing Date, since June 30, 1999, up to the Closing Date, none of the Companies shall have suffered any material adverse change (whether or not such change is described in the Exhibits or Schedules hereto, other than Schedules 3.2(f) and 8.5, or any supplement to the Exhibits or Schedules) in their respective business, affairs, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations, and Sellers shall have delivered to Purchaser a certificate signed by them and dated the Closing Date, to such effect.

     (g) Securities Law Compliance. All actions and steps necessary to assure compliance with applicable federal and state securities laws in connection with the lawful sale of the Shares pursuant to this Agreement, shall have been duly obtained and shall be effective on and as of the Closing.

     (h) Approvals and Consents. Sellers and Purchaser shall have duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates, or exemptions therefrom, by or of all governmental authorities and non-governmental administrative or regulatory agencies, domestic or foreign, having jurisdiction over the parties hereto, the Companies, their respective assets, this Agreement, the Shares or the transactions contemplated hereby, including, without limitation, the approval of the NASDAQ SmallCap Market and the consents of all third parties pursuant to existing agreements or instruments by which the Companies or any Seller may be bound, which are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, at no cost or other adverse consequence to Purchaser, and all thereof shall be in full force and effect at the time of Closing, and Sellers shall have delivered to Purchaser a certificate signed by them and dated the Closing Date to such effect.

     (i) Employment Agreements. Each of Messrs. Bonn, Weber, Howard, Dumas, and Schalin shall have executed and delivered to ITN their respective Bonn Employment Agreement, Weber Employment Agreement, Howard Employment Agreement, Dumas Employment Agreement and Schalin Employment Agreement in the form of Exhibits B-1 through B-5 attached hereto.

     3.3 Conditions to the Obligation of the Sellers. The obligation of the Sellers to consummate the transactions contemplated hereby are subject to the fulfillment of the following conditions on or prior to the Closing Date, any of which may be waived, in whole or in part, by the Sellers in their sole discretion, and Purchaser shall use its best efforts to cause such conditions to be fulfilled:

     (a) Representations and Warranties Correct; Performance. The representations and warranties of Purchaser in this Agreement (including the Exhibits and Schedules hereto), shall be true, complete and accurate in all material respects both as of the date of this Agreement and as of the Closing Date unless otherwise specified herein, and Purchaser shall have delivered to the Sellers a certificate signed by its President and dated the Closing Date to such effect. Purchaser shall have duly and properly performed, complied with, satisfied and observed its covenants, agreements, conditions to closing and obligations contained in this Agreement to be performed, complied with, satisfied and observed on or before the Closing Date, and Purchaser shall have delivered to the Sellers a certificate signed by its President and dated the Closing Date to such effect.

     (b) Purchase Permitted by Applicable Laws. The purchase of and payment for the NOOF Shares to be purchased by Sellers hereunder shall not be prohibited by any applicable law or governmental regulation and shall not subject Sellers to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

     (c) Proceedings; Receipt of Documents. All corporate and other proceedings taken or required to be taken by Purchaser in connection with the transactions contemplated hereby and all documents incident thereto shall have been taken and shall be satisfactory in form and substance to Sellers and their counsel, and Sellers shall have received all such information and such counterpart originals or certified or other copies of such documents as Sellers may reasonably request.

     (d) No Adverse Decision. There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

     (e) Securities Law Compliance. All actions and steps necessary to assure compliance with applicable federal and state securities laws in connection with the lawful sale of the NOOF Shares pursuant to this Agreement, shall have been duly obtained and shall be effective on and as of the Closing.

     (f) Delivery of NOOF Shares. Purchaser shall have delivered to Sellers certificates for the NOOF Shares registered in the names and for the number of shares shown in Schedule 3.3(f) attached hereto.

     (g) Approvals and Consents. Purchaser shall have duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates, or exemptions therefrom, by or of all governmental authorities and non-governmental administrative or regulatory agencies, domestic or foreign, having jurisdiction over the parties hereto, their respective assets, this Agreement, the NOOF Shares or the transactions contemplated hereby, including, without limitation, the approval of The NASDAQ SmallCap Market and the consents of all third parties pursuant to existing agreements or instruments by which Purchaser is bound, which are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, at no cost or other adverse consequence to Sellers, and all thereof shall be in full force and effect at the time of Closing, and Purchaser shall have delivered to Sellers a certificate signed by its President and dated the Closing Date to such effect.

     (h) Employment Agreements. ITN shall have executed and delivered to each of Messrs. Bonn, Weber, Howard, Dumas and Schalin their respective Bonn Employment Agreement, Weber Employment Agreement, Howard Employment Agreement, Dumas Employment Agreement and Schalin Employment Agreement in the form of Exhibits B-1 through B-5 attached hereto.

     (i) URL Acquisition Agreement. IGI shall have executed and delivered to Net Play Media, Inc. the URL Acquisition Agreement in the form of Exhibit A attached hereto.

     (j) Employment Agreements Guaranty. Purchaser shall have executed and delivered to Bonn, Weber, Howard, Dumas and Schalin the Guaranty in the form of Exhibit E attached hereto, pursuant to which Purchaser shall guarantee the obligations of ITN under the Bonn Employment Agreement, the Weber Employment Agreement, the Howard Employment Agreement, the Dumas Employment Agreement and the Schalin Employment Agreement.

     (k) Adverse Change. Except as set forth on Schedule 3.3(k) to be attached hereto as of the Closing Date, Purchaser shall not have suffered any material adverse change since June 30, 1999 (whether or not such change is described in the Exhibits or Schedules hereto, other than Schedule 3.3(k), or any supplement to the Exhibits or Schedules), in its business, affairs, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations, and Purchaser shall have delivered to Sellers a certificate signed by it and dated the Closing Date, to such effect.

     (l) Delivery of Documents. Purchaser shall have delivered, or caused to be delivered, to Sellers all other consents, agreements, schedules, documents and exhibits required by this Agreement to be delivered by Purchaser, or reasonably requested by Sellers, at or before the Closing.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF SELLERS

     Sellers hereby, jointly and severally, represent and warrant to, and agree with, Purchaser as follows:

     4.1 Organization and Good Standing. Each of the Companies is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has not failed to qualify as a foreign corporation in any other jurisdiction where the failure to so qualify would have a material adverse effect on its business, financial condition, or operations.

     4.2 Authority. Sellers have full authority to execute and to perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions of the Companies' respective Articles of Incorporation, By-Laws or of any material indenture, agreement, judgment, decree or other instrument or restriction to which the Companies or Sellers are a party or by which the Companies, Sellers or any of the assets of the Companies or Sellers may be bound or affected; the execution and delivery of this Agreement have been and, as of the Closing Date, the consummation of the transactions contemplated hereby will have been, duly authorized, and no authorization or approval, whether of the shareholders or directors of the Companies or of governmental bodies or otherwise, will be necessary in order to enable Sellers to enter into and perform same; and this Agreement constitutes a valid and binding obligation enforceable against Sellers in accordance with its terms.

     4.3 Capitalization. The authorized capital stock of IGI consists of 100,000 shares of common stock, no par value, of which 1,000 shares are issued and outstanding. The authorized capital stock of ITN consists of 1,000,000 shares of common stock, no par value, of which 2,000 shares are issued and outstanding. The authorized capital stock of CTI consists of 1,000,000 million shares of common stock, no par value, of which 10,000 shares are issued and outstanding. All of the aforesaid issued and outstanding shares of IGI, ITN and CTI are directly owned of record and beneficially by Sellers, have been duly authorized and validly issued and are fully paid and non-assessable. Schedule 4.3 attached hereto sets forth a true and complete history of the issuance and cancellation, where applicable, of all the shares of capital stock of the Companies and the share certificates evidencing same, which have heretofore been issued by the Companies. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any of Sellers or the Companies for the purchase or acquisition of any shares of the Companies' capital stock, including, without limitation, the Shares. None of the Companies holds any equity interest in any other entity.

     4.4 Title to Assets and Shares

     (a) Except as described in Schedule 4.4(a) attached hereto, the Companies have good and marketable title to all of their Assets, with the exception of (i) the Assets which they lease, in which they have valid leasehold interests, and
(ii) the Net Play Assets, to which the Companies will have good and marketable title as of the Closing Date; and such Assets, and the use thereof, are not (i) subject to any easements or restrictions or to any mortgages, liens, pledges, charges, security interests, encumbrances or encroachments, or to any rights of others of any kind of nature whatsoever (ii) encroaching or infringing on the property or rights of another or (iii) contravening any applicable law or ordinance or any other administrative regulation or violating any restrictive covenant or any provision of law.

     (b) Except as described in Schedule 4.4(b), the Shares are owned free and clear of any and all liens, claims, encumbrances and restrictions, except restrictions imposed on the transfer of the Shares under federal and applicable state securities laws.

     (c) There are no agreements or arrangements between the Companies or Sellers and any third person which have any effect upon the Companies' title to or other rights respecting the Assets or the Shares.

     (d) Weber is not married, by operation of California law or otherwise, and there is no person who can claim any rights to the Shares under California law, including, without limitation, California community property law or domestic relations law, by reason of any relationship that person may have had with Sellers.

     4.5 Condition of Property. To the best of the Sellers' knowledge, all of the Assets are suitable for the purposes for which they are used, are in good operating condition and in reasonable repair, free from any known defects, except for (i) normal wear and tear and such minor defects as do not interfere with the continued use thereof or (ii) defects set forth on Schedule 4.5 attached hereto.

     4.6 Patents, Trademarks, Etc. To the best of the Sellers' knowledge and except as described in Schedule 1.1(e)(i) attached hereto, there are no patents, patent rights, copyrights, trademarks, trademark rights, trade names, trade name rights or patent, copyright or trademark applications, pending or existing, owned by or registered in the name of any of the Companies; and the patents, patent rights, copyrights, trademarks, trademark rights, trade names, trade name rights or patent, copyright or trademark applications, existing or pending, listed in Schedule 1.1(e)(i) hereto are all such items necessary for the present conduct of the Companies' businesses, none of which is being contested or infringed upon; and the present conduct of the businesses of the Companies does not infringe upon or violate the patents, trademarks, trade names, trade secrets or copyrights of anyone, nor have the Companies or Sellers received any notice of any infringement thereof.

     4.7 Compliance With Law. Neither IGI nor ITN nor CTI is in violation of any laws, governmental orders, rules or regulations to which IGI or ITN or CTI or any of their respective properties or businesses are subject which violation would have a material adverse effect on the businesses or operations of any of them.

     4.8 Agreements. Schedule 4.8 to be attached hereto contains a true and complete list of all contracts, instruments, commitments and agreements, whether oral or written, excluding routine subscription agreements with customers and agreements involving either less than $10,000 or terminable by the Companies or any Seller without penalty upon notice of thirty (30) days or less, and directly relating to one or both of the Companies to which the Companies or any Seller is a party or to which the Companies, any Seller or any of their respective properties, the Shares or the Assets is subject, including, without limitation, the following:

     (a) any plan or contract or arrangement, oral or written, providing for employment or consulting services, bonuses, commissions, pensions, stock purchase or stock option or other stock rights, deferred compensation, retirement or severance payments, profit sharing, or the like;

     (b) any instrument or arrangement evidencing or relating in any way to (i) indebtedness for borrowed money by way of direct loan, purchase money obligation, conditional sale, lease purchase arrangement, guarantee or otherwise, (ii) confession of judgment or agreed judgment, (iii) liens, encumbrances or security interests, (iv) guaranties or indemnification or (v) investments in any person;

     (c) any contract containing provisions limiting the freedom of the Companies to engage in any business, compete in any line of business or market any particular type of product, in any geographic area or with or to any person;

     (d) any license, sublicense, lease or sublease agreement, whether as licensor, sublicensor, licensee, sublicensee, lessor, sublessor, lessee, sublessee or otherwise, or any agreements with dealers, vendors, customers, suppliers, sales representatives, any governmental entity, fund or university, or any agents, marketing representatives, brokers or distributors;

     (e) any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses, or any joint or other technology development, cooperation or ex-change contract or arrangement;

     (f) agreements providing for disposition of the businesses or any assets or shares of the capital stock of the Companies; agreements of merger or consolidation to which the Companies are a party; or any letters of intent with respect to the foregoing; and

     (g) contracts requiring the performance of consulting services, software development or modification or other services.

     Each such agreement is a valid and subsisting agreement and in full force and effect, all payments due to or from the Companies thereunder have been made, there are no disputes or suits or actions at law or otherwise pending or threatened thereunder and such agreements are the only agreements or arrangements of this nature. True, complete and correct copies of each such agreement have been supplied to Purchaser prior to the date hereof.

     4.9 Financial Statements. Attached hereto as Schedule 4.9 is a copy of the Financial Statements. The Financial Statements have been prepared on a consistent basis in accordance with generally accepted accounting principles, consistently applied, and fairly present the consolidated financial position and results of operations of the Companies for the periods covered thereby. The books and records respectively maintained by the Companies upon which the Financial Statements are based are true and correct in all material respects and accurately reflect the businesses of the Companies. Except to the extent reflected or reserved against in the Balance Sheets, the Companies have no material liability of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes for any period prior to such date, other than as incurred in the ordinary course of business. Except as described in detail on Schedule 4.9, none of the Companies has taken any of the actions prohibited by Article VII of this Agreement.

     4.10 Litigation. Except as set forth on Schedule 4.10 to be attached hereto as of the Closing Date, there are no actions, suits, proceedings or investigations (including any purportedly on behalf of any of the Companies) pending or threatened against or affecting the businesses or properties of any of the Companies whether at law or in equity or admiralty or before or by any governmental department, commission, board, agency, court or instrumentality, domestic or foreign; nor are any of the Companies operating under, subject to, in violation of or in default with respect to, any judgment, order, writ, injunction or degree of any court or other governmental department, commission, board, agency or instrumentality, domestic or foreign. No written inquiries or oral inquiries of which any of the Sellers is aware have been made directly to any of the Companies or any of Sellers by any governmental agency which might form the basis of any such action, suit, proceeding or investigation, or which might require any of the Companies to undertake a course of action which would involve any expense. No filings have been made by any present or former employee of any of the Companies with the Equal Employment Opportunity Commission or any governmental agency, asserting any claim based on alleged race, gender (including, without limitation, sexual harassment), age or other type of discrimination on the part of the Companies.

     4.11 Salaries. Schedule 4.11 to be attached hereto as of the Closing Date sets forth a true and complete list of all of the persons who are employed by the Companies, together with their current compensation, fringe benefits and bonuses paid or to be paid or the methods of computing such compensation and bonuses, for the current fiscal year.

     4.12 Taxes. Except as set forth on Schedule 4.12 to be attached hereto as of the Closing Date, the Companies have filed, or caused to be filed, with all appropriate governmental agencies all required tax and information returns and have paid, caused to be paid or accrued all taxes (including, without limitation, all income, franchise, sales, excise and use taxes), assessments, charges, penalties and interest shown to be due and payable, unless such returns are on extension under applicable laws, rules or regulations. The Companies have no liability, contingent or otherwise, for any taxes, assessments, charges, penalties or interest, other than amounts adequately reserved for. Except as set forth on
Schedule 4.12 to be attached hereto, none of the Companies has received directly or indirectly notice of, nor is it otherwise aware of an audit or examination; none of the Companies is a party directly or indirectly to any action or proceeding by any governmental authority for assessment or collection of taxes, charges, penalties or interest; nor has any claim for assessment and collection been asserted against any of the Companies directly or indirectly; nor have any of the Companies executed a waiver of any statute of limitations with respect thereto. The Companies have paid, or caused to be paid, or adequately reserved for, all applicable corporate franchise taxes, unemployment taxes, payroll taxes, social security taxes, occupation taxes, ad valorem taxes, property taxes, excise taxes and imposts, sales and use taxes, and all other taxes of every kind, character or description required to be paid to the date hereof, and have received no notices and are not otherwise aware, of any deficiencies, adjustments or changes in assessments with respect to any such taxes. Except as set forth on Schedule 4.12, the Companies have duly filed, or caused to be filed, all reports or returns relating to or covering any such taxes or other charges which are due or required to be filed, unless such reports or returns are on extension under applicable laws, rules or regulations, and no extensions of time are in effect for the assessment of deficiencies for such taxes in respect of any fiscal period.

     4.13 Absence of Changes. Except as set forth on Schedule 4.13 to be attached hereto as of the Closing Date, since June 30, 1999, the Companies have been operated in the ordinary course and there has not been:

     (a) any declaration, setting aside or payment of any dividend or other distribution of any assets of any kind whatsoever with respect to any shares of the capital stock of the Companies other than in the ordinary course of business, distributions of profits as a result of the Companies being S corporations under applicable laws, rules or regulations, or due to repayments of prior advances by shareholders of the Companies or any direct or indirect redemption, purchase or other acquisition of any such shares of the capital stock of the Companies or any issuance of securities or any rights whatsoever to acquire securities;

     (b) any difficulty with their labor relations adversely affecting the businesses of the Companies;

     (c) any license, sale, transfer, pledge, lien, security interest, mortgage or other disposition of any tangible or intangible assets other than in the ordinary course of business;

     (d) any write-down or write-up of the value of any asset of the Companies or any portion thereof;

     (e) any change in the accounting methods or practices followed by the Companies, in depreciation or amortization policies or rates theretofore adopted by the Companies;

     (f) any single capital expenditure or commitment therefor by the Companies in excess of $10,000, or such capital expenditures in the aggregate in excess of $25,000, for additions to property, plant or equipment of the Companies, other than capital expenditures or commitments therefor made in the ordinary course of business;

     (g) any changes in the manner in which the Companies extend discounts or credit or otherwise deal with customers, vendors, suppliers, distributors or sales representatives other than in the ordinary course of business;

     (h) any agreement or commitment relating to the sale by the Companies of any fixed assets;

     (i) any outstanding contract or commitment which will result in any loss to the Companies upon completion of performance thereof, or any outstanding contract, bid or sale or service proposal quoting prices which will not result in a normal profit in the ordinary course of business;

     (j) any grant by the Companies of any power of attorney (whether revocable or irrevocable) to any person that is or may hereafter be in force for any purpose whatsoever;

     (k) the creation of any lien of record or guaranty, or any investment in any person other than in the ordinary course of business; or

     (l) any commitment to do any of the acts or things specified in items (a) though (k) of this Section 4.13.

     4.14 Insurance. To the best of Sellers' knowledge, the Companies each maintain adequate insurance against all ordinary and insurable risks with respect to all property, real, personal and mixed, owned or leased by them.
Schedule 4.14 attached hereto contains a complete list of all policies of insurance held by the Companies, showing for each policy (i) the owner, (ii) the coverage, (iii) the amount of premium properly allocable thereto, (iv) the name of the insurer, (v) the termination date of the policy and (vi) all claims made thereunder. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. None of the Companies has failed to give any notice or present any claim thereunder in a due and timely fashion.

     4.15 ERISA. Schedule 4.15 contains a complete list of each Employee Benefit Plan (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), established or maintained, or to which contributions have been made, by or for the Companies. With respect to all such Employee Benefit Plans, none of the Companies has engaged in a transaction which could subject it to any material tax, penalty or liability for prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Code which is not reflected in the Companies' Financial Statements. None of the Companies nor any director or employee of the Companies has breached any of the responsibilities or obligations imposed upon such person as a fiduciary under Title I of ERISA with respect to any Employee Benefit Plan which could result in a material liability to the Companies. No Employee Benefit Plan which is subject to Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code has an accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived. With respect to any Employee Benefit Plan which is a defined benefit pension plan, as of the last day of the most recent plan year the current value of plan assets exceeds the actuarial present value of Benefit Commitments (as that term is used in Section 3 of ERISA) (as determined on the basis of the actuarial assumptions contained in the Employee Benefit Plan's most recent actuarial valuation). No liability (other than the annual payment of insurance premiums) to the Pension Benefit Guaranty Corporation ("PBGC") has been or is expected to be incurred by any of the Companies with respect to any Employee Benefit Plan. None of the Companies has incurred or expects to incur any withdrawal liability to any Multiemployer Plan (as that term is used in Section 3 of ERISA). All Employee Benefit Plans have been administered in material compliance with ERISA and the Code. With respect to each Employee Benefit Plan that is intended to qualify under Section 401(a) of the Code, the Employee Benefit Plan is covered by a determination letter from the Internal Revenue Service which opines that such Employee Benefit Plan complies in form with the requirements under Section 401(a) of the Code and nothing has occurred subsequent to the issuance of any such letter that adversely affects any such prior determination by the Internal Revenue Service. Complete and correct copies of all Employee Benefit Plans have been furnished to Purchaser.

     4.16 Brokers. There has been no broker or finder involved in any manner in the negotiations leading up to the execution of this Agreement or the consummation of any transactions contemplated hereby, and Sellers, jointly and severally, agree to indemnify Purchaser against and hold Purchaser harmless from any claim made by any party for a broker's or finder's fee or other similar payment based upon any agreements, arrangements or understanding made by Sellers.

     4.17 Transactions with Affiliates. Except as described in Schedule 4.17 attached hereto, there are no loans, leases, royalty agreements, employment contracts or any other agreement or arrangement, oral or written, between the Companies, on the one hand, and any past or present shareholder or director of the Companies (or any member of the immediate family of such shareholder or director, on the other hand.

     4.18 Acquisition of Securities.

     (a) Sellers are acquiring the NOOF Shares for their own account for investment only and not with a view toward the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

     (b) Each of Bonn and Howard is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 1933, as amended (the "Securities Act"), and each of Sellers is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of his business and financial experience of and the business and financial experience of his professional advisors (if any) to protect his own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of their investment in the NOOF Shares.

     (c) All subsequent offers and sales of the NOOF Shares by Sellers shall be made pursuant to registration of the NOOF Shares under the Securities Act or pursuant to an exemption from registration.

     (d) Sellers acknowledge that the NOOF Shares are being offered and sold to them in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that NOOF is relying upon the truth and accuracy of, and Sellers' compliance with, the representations, warranties, agreements, acknowledgments and understandings of Sellers set forth herein in order to determine the availability of such exemptions and the eligibility of Sellers to acquire the NOOF Shares.

     (e) Sellers and their advisors, if any, have been furnished with materials relating to the business, finances and operations of Purchaser and materials relating to the offer and sale of the NOOF Shares which have been requested by Sellers. Sellers and their advisors, if any, have been afforded the opportunity to ask questions of Purchaser and have received complete and satisfactory answers to any such inquiries.

     (f) Sellers understand that their investment in the NOOF Shares involves a high degree of risk.

     (g) Sellers understand that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the NOOF Shares.

     (h) Sellers acknowledge that: (i) the NOOF Shares have not been and are not being registered under the provisions of the Securities Act and may not be transferred unless (A) subsequently registered thereunder or (B) Sellers shall have delivered to Purchaser an opinion of counsel, reasonably satisfactory in form, scope and substance to Purchaser, to the effect that the NOOF Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (ii) any sale of the NOOF Shares made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such NOOF Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission ("SEC") promulgated thereunder.

     (i) Sellers acknowledge and agree that until such time as the NOOF Shares have been registered under the Securities Act, the NOOF Shares shall bear a restrictive legend in substantially the following form:

          THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.19 No Untrue Representation or Warranty. No representation or warranty made by Sellers contained in this Agreement or any attachment, statement, schedule, exhibit, certificate or instrument furnished or to be furnished to Purchaser by Sellers pursuant hereto, or otherwise furnished in writing by Sellers in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

     4.20 Year 2000 Compliance. To the best of Sellers' knowledge (i) all software, hardware, firmware, equipment, goods and systems of Sellers and (ii) all software, hardware, firmware, equipment, goods and systems of all customers, suppliers and vendors that are material to the business of Sellers will be Year 2000 Compliant in a timely manner. Such acts will include, without limitation, performing a review and assessment of such software, hardware, firmware, goods and systems and adopting a plan for the remediation, monitoring and testing of the same.

                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to the Sellers as follows:

     5.1 Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has not failed to qualify as a foreign corporation in any other jurisdiction where the failure to so qualify would have a material adverse effect on its business, financial condition, or operations. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has not failed to qualify as a foreign corporation in any other jurisdiction where the failure to so qualify would have a material adverse effect on its business, financial condition, or operations.

     5.2 Corporate Authority. Purchaser has full authority to execute and to perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions of Purchaser's Articles of Incorporation, Bylaws or of any indenture, agreement, judgment, decree or other instrument or restriction to which Purchaser is a party or by which Purchaser may be bound or affected; the execution and delivery of this Agreement have been and, as of the closing Date, the consummation of the transactions contemplated hereby will have been, duly authorized, and no authorization or approval, whether of the stockholders or directors of the Companies or of governmental bodies or otherwise, will be necessary in order to enable Purchaser to enter into and perform same; and this Agreement constitutes a valid and binding obligation enforceable against Purchaser in accordance with its terms.

     5.3 Capitalization. The authorized capital stock of Purchaser consists of 50,000,000 shares of common stock, $.0001 par value (the "NOOF Common Stock"), and 5,000,000 shares of preferred stock, $.10 par value (the "NOOF Preferred Stock"). As of the date hereof, there are issued and outstanding (i) 12,539,517 shares of NOOF Common Stock; (ii) stock options to purchase 2,912,166 shares of NOOF Common Stock (of which options to purchase an aggregate of 1,031,666 shares are exercisable); (iii) warrants to purchase 2,790,000 shares of NOOF Common Stock; and (iv) no shares of NOOF Preferred Stock. The NOOF Shares to be issued to Sellers hereunder will be duly authorized, validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof. The copies of the Articles of Incorporation and By-Laws of Purchaser heretofore provided to Sellers are true and complete in all respects.

     5.4 SEC Documents and Financial Statements. The NOOF Common Stock (as hereinafter defined) is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and listed for quotation on The NASDAQ SmallCap Market under the symbol

"NOOF". Purchaser has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or both registration statements and amendments thereto heretofore filed by Purchaser with the SEC under the Securities Act (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the "SEC Documents"). Purchaser has delivered to the Sellers true and complete copies of the SEC Documents (except for exhibits and incorporated documents).

     As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Purchaser included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Purchaser as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     5.5 No Material Adverse Change. Since the date of the most recently filed SEC Documents, no event has occurred or exists with respect to Purchaser or any of its subsidiaries which would be likely to have, or has had, a material adverse effect on Purchaser and its subsidiaries taken as a whole.

     5.6 Compliance With Law. Purchaser is not in violation of any laws, governmental orders, rules or regulations to which Purchaser or any of its properties or businesses are subject which violation would have a material adverse effect on the business or operations of any of them.

     5.7 Brokers. There has been no broker or finder involved in any manner in the negotiations leading up to the execution of this Agreement or the consummation of any transactions contemplated hereby, and Purchaser agrees to indemnify Sellers against and hold Sellers harmless from any claim made by any party for a broker's or finder's fee or other similar payment based upon any agreements, arrangements or understanding made by Purchaser.

     5.8 No Untrue Representation or Warranty. No representation or warranty made by Purchaser contained in this Agreement or any attachment, statement, schedule, exhibit, certificate or instrument furnished or to be furnished to Sellers by Purchaser pursuant hereto, or otherwise furnished in writing by Purchaser in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

     5.9 Organization of Companies. Purchaser acknowledges that the Companies are S corporations organized in accordance with Sections 1361 through 1379 of the Code and the income tax returns of the Companies are prepared on a cash basis.

                                   ARTICLE VI

                                   COVENANTS

     6.1 Corporate Governance Matters. The parties hereto agree as follows:

     (a) For a period of two (2) years from and after the Closing Date, Sellers, and any affiliate to whom they transfer their NOOF Shares in a private transaction, shall vote for the election of Kreloff and Weiner to the board of directors of Purchaser so long as Kreloff and Weiner have been nominated as directors by the Nominating Committee of the board of directors of Purchaser. Any transfer by Sellers of the NOOF Shares in a private transaction to an affiliate of Sellers shall be subject to such transferee agreeing to the provisions of this Section 6.1(a) in writing.

     (b) For a period of five (5) years from and after the Closing Date, the board of directors of ITN and IGI shall consist of four (4) members, of which one (1) shall be designated by Bonn, one (1) shall be designated by Weber and two (2) shall be designated by Purchaser. If either Bonn or Weber shall become unwilling or unable to designate his respective member of the board of directors of ITN and IGI, the other shall have the right to designate two (2) members to each of the board of directors of ITN and IGI.

     (c) For a period of three (3) years from and after the Closing Date, the board of directors of CTI shall consist of four (4) members, one (1) shall be designated by Bonn and one (1) shall be designated by Weber and two (2) shall be designated by Purchaser. If either Bonn or Weber shall become unwilling or unable to designate his respective member of the board of directors of CTI, the other shall have the right to designate two (2) directors to the board of directors of CTI.

     (d) For a period of two (2) years from and after the Closing Date, Bonn and Weber shall have the right to designate the senior management of ITN and IGI.

     (e) For a period of three (3) years from and after the Closing Date, the board of directors of CTI shall have the right to appoint the senior management of CTI.

     (f) For a period of two (2) years from and after the Closing Date, Purchaser will not issue any equity securities or any options, warrants, rights or debt of any kind convertible, exchangeable or exercisable for any equity securities without the approval of the directors of Purchaser designated by Bonn and Weber; provided, however, that Purchaser can issue additional equity securities and any options, warrants, rights or debt of any kind convertible, exchangeable or exercisable for any equity securities or convertible debt securities for cash so long as the aggregate amount on a fully diluted basis of all such equity securities, options, warrants, rights or debt of any kind convertible, exchangeable or exercisable for any equity securities does not exceed 4,000,000 shares of equity securities.

     (g) For a period of three (3) years from and after the Closing Date, CTI will not issue any equity securities or any options, warrants, rights or debt of any kind convertible, exchangeable or exercisable for any equity securities without the unanimous approval of the board of directors of CTI.

     (h) For a period of two (2) years from and after the Closing Date, the board of directors of Purchaser shall consist of not more than seven (7) members, and Bonn and Weber shall each have the right to designate one (1) member to the board of directors of Purchaser. If either Bonn or Weber shall become unwilling or unable to designate his respective member to the board of directors of Purchaser, the other shall have the right to designate two (2) members to the board of directors of Purchaser. Kreloff and Weiner will use their best efforts, including, without limitation, voting any shares of NOOF Common Stock they own or have control over, to nominate and elect Bonn and Weber to the board of directors of Purchaser.

     (i) For a period of three (3) years from and after the Closing Date, the board of directors of Purchaser shall have a Nominating Committee and a Compensation Committee, each of which shall have three (3) members, one (1) of whom shall in each case be Bonn.

     (j) For a period of two (2) years from and after the Closing Date, Purchaser shall not effect a merger or sale of Purchaser, ITN, IGI or CTI or a sale of all or substantially all of the assets of Purchaser, ITN, IGI or CTI without the approval of the two (2) directors of Purchaser designated by Bonn and Weber.

     (k) For a period of two (2) years from and after the Closing Date, the operating and capital budgets of each of ITN and IGI will be set by its respective board of directors, subject to the approval of the board of directors of Purchaser, which approval shall include the two (2) directors of Purchaser designated by Bonn and Weber.

     (l) For a period of three (3) years from and after the Closing Date, the operating and capital budgets of CTI will be set by its board of directors, subject to the approval of the board of directors of Purchaser, which approval shall include the two (2) directors of Purchaser designated by Bonn and Weber.

     (m) For a period of two (2) years from and after the Closing Date, any employment or consulting contracts or agreements for Purchaser or its subsidiaries which involve an aggregate cash compensation exceeding $250,000 a year must be approved by the two (2) directors of Purchaser designated by Bonn and Weber.

     (n) Purchaser shall use its best efforts to provide all financing needed by CTI, as set forth in the operating and capital budgets of CTI, including, without limitation, $500,000 within ten (10) days of the Closing Date and an additional $2,000,000 over the next six (6) to twelve (12) months (the "Financing"). The Financing shall be in form of capital contributions.

     (o) The ten percent (10%) of the issued and outstanding shares of capital stock of CTI which is not owned by Purchaser will not be subject to any dilution. If CTI shall issue additional shares of CTI capital stock or issue or grant any other securities or rights of any kind which could result in the issuance of additional shares of the capital stock of CTI, Purchaser shall issue additional shares of CTI capital stock to Sellers at a consideration of $.0001 per share such that the Sellers shall maintain their ten percent (10%) interest of the issued and outstanding shares of capital stock of CTI on a fully diluted basis.

     6.2 Cooperation. The parties shall cooperate with each other fully with respect to actions required or requested to be undertaken with respect to tax audits, administrative actions or proceedings, litigation and any other matters that may occur after the Closing Date, and each party shall maintain and make available to the other party upon request all corporate, tax and other records reasonably required or requested in connection with such matters.

     6.3 Publicity. The parties hereto agree that no publicity release or announcement concerning the transactions contemplated hereby shall be issued without the advance approval of the form and substance thereof by the parties, except, with respect to Purchaser, as may be required by law, rule or regulation.

     6.4 Indemnification of Bonn. Purchaser shall indemnify and hold harmless Bonn, Cynthia Bonn, Response Telemedia, Inc. and Regal Results, Inc., against and from any and all liabilities, claims, costs and expenses (including actual attorneys' fees and court costs) directly or indirectly arising out of any obligation of Bonn or any co-lessee under the leases listed on Schedule 6.4 to be attached hereto as of the Closing Date or any guaranties given by Bonn in connection with or relating to the Companies' businesses.

     6.5 Registration Rights. For a period of three (3) years from and after the Closing Date, whenever Purchaser shall file any registration statement under the Securities Act, covering any of the shares of the NOOF Common Stock owned by Kreloff and/or Weiner, PURCHASER shall include in such registration statement any of the NOOF Shares requested to be included by the Sellers or any of them, on the same terms and conditions on which the shares of NOOF Common Stock of Kreloff and/ or Weiner are included.

     6.6 Assignment and Assumption of Automobile Leases. ITN shall assign to Bonn all of its rights in, to and under those certain automobile leases listed on Schedule 6.6 attached hereto, and Bonn shall assume all of the obligations of ITN thereunder.

                                  ARTICLE VII

                    CONDUCT OF BUSINESS PENDING THE CLOSING

     Between the date hereof and the Closing, and except as otherwise expressly consented to in writing in advance or approved in writing in advance by
Purchaser:

     7.1 Regular Course of Business. Sellers will cause the Companies to carry on their respective businesses diligently and substantially in the same manner as heretofore conducted, and shall not permit them to institute any new methods of management, accounting or operation or engage in any transaction or activity, enter into any agreement or make any commitment, except in the usual and ordinary course of business and consistent with past practice as limited by the more restrictive provisions of this Agreement, where applicable, or as otherwise specifically contemplated by this Agreement and not in violation thereof.

     7.2 Organization. Sellers shall preserve the corporate existence and business organization of the Companies intact, keep available to Purchaser the key employees of the Companies, and preserve for Purchaser their relationships with suppliers, customers, agents and others having business relations with the Companies. In addition, and not in limitation of the foregoing, Sellers will cause the Companies to maintain and update the web sites listed on Schedule 1.1(e)(ii).

     7.3 Certain Changes. Except as permitted by this Agreement or unless consistent with the ordinary course of business, without the prior written consent of Purchaser, Sellers will not permit the Companies to:

     (a) borrow or agree to borrow any funds or incur, or assume or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability (absolute or contingent);

     (b) pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities or obligations reflected or reserved against in the Balance Sheet or thereafter incurred in accordance with this Agreement; provided, that the between the date hereof and the Closing, the Companies may pay off the $700,000 indebtedness owed to Bonn without the prior consent of Purchaser;

     (c) prepay any obligation having a fixed maturity of more than ninety (90) days from the date such obligation was issued or incurred;

     (d) permit or allow any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any lien;

     (e) cancel any debts or waive any claims or rights or sell, transfer, or otherwise dispose of any of its properties or assets;

     (f) grant any increase in the compensation of officers or employees, institute or amend any sales compensation plan, severance plan or other arrangement for its officers or employees, or enter into any plan or agreement with respect thereto;

     (g) make any capital expenditures or commitments for additions to or replacement of property, plant, equipment or intangible capital assets;

     (h) pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into agreement or arrange with, any of its employees, officers or directors or any affiliate thereof, except for directors' fees and compensation to employees, officers or directors at rates not exceeding the rates of compensation set forth in Schedule 4.11;

     (i) issue, or grant any options with respect to the issuance of, any shares of their capital stock, or purchase shares of capital stock or make any equity investment in, or agree to purchase or make any equity investment in, any other entity, corporate or otherwise;

     (j) declare, set aside or pay any dividend or other distribution of any assets of any kind whatsoever with respect to any shares of the capital stock of the Companies, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of the capital stock of the Companies; or

     (k) agree, whether in writing or otherwise, to do any of the foregoing.

     7.4 Contracts. Sellers will not permit the Companies to enter into any contract or commitment, or purchase any supplies or services or sell any assets, except normal contracts or commitments for the purchase of, and normal purchases of, supplies or services made in the usual and ordinary course of business, consistent with the past practice of the Companies, and not in violation of any other more restrictive provision of this Article VII. In addition, and not in limitation of the foregoing, Sellers shall not permit the Companies to take any actions to modify or amend any of the documents comprising the Assets without the express prior written consent of Purchaser.

     7.5 Insurance and Property. Sellers will cause the Companies to maintain adequate insurance against all ordinary and insurable risks with respect to all property, real, personal and mixed, owned or leased by them; and all such property shall be used, operated, maintained and repaired in a careful and reasonably efficient manner.

     7.6 No Default. Sellers shall not do any act or omit to do any act, and shall cause the Companies not to do any act or omit to do any act, which will cause a breach of any contract or commitment of the Companies or any of their subsidiaries or which would cause the breach of any representation, warranty or covenant made hereunder.

     7.7 Compliance With Laws. Sellers will cause the Companies to comply with all laws applicable to them and their properties, operations, business and employees.

     7.8 Tax Returns. Sellers will cause the Companies to prepare and file all federal, state, local and foreign tax returns and amendments thereto required to be filed by them. Purchaser shall have a reasonable opportunity to review each such return and amendment prior to the filing thereof.

     7.9 Maintain Books. Sellers will cause the Companies to maintain their books, accounts and records in accordance with generally accepted accounting principles applied on a basis consistent with prior years.

     7.10 Consents and Waivers Without Any Condition. Sellers shall not make, or permit the Companies to make, any agreement or understanding, not earlier approved in writing by Purchaser, as a condition for obtaining any consent or waiver contemplated by Section 3.2(h).

     7.11 Purchaser Personnel On-Site. Sellers agree to permit, and cause the Companies to permit, Purchaser from and after the date hereof to station one or both of its officers at the Companies' premises to monitor the Companies' compliance with the provisions of this Article VII.

                                  ARTICLE VIII

                          SURVIVAL AND INDEMNIFICATION

     8.1 Survival of Representations and Warranties. The representations and warranties set forth in Sections 4.3 and 4.4(b) shall forever survive and remain in effect following the Closing Date; the representations and warranties set forth in Section 4.12 shall survive and remain in effect through and until the expiration of the applicable statute of limitations period relating thereto; and all other representations and warranties set forth in Articles IV and V shall survive and remain in effect through and until the date which is one (1) year after the Closing Date.

     8.2 Indemnity Against Claims. The Sellers, jointly and severally, shall indemnify, defend and hold harmless Purchaser from any and all liabilities, damages, expenses, losses or other claims (including, without limitation, reasonable attorneys' fees and expenses) ("Losses") directly or indirectly, suffered or paid that arise out of or relate to (i) the failure of any representation or warranty made by such Seller hereunder to be true and correct in all material respects as of the date of this Agreement and as of the Closing Date unless otherwise specified herein or (ii) any breach by any Seller of any of such Seller's covenants or agreements contained herein; and Purchaser shall indemnify, defend and hold harmless Sellers from any and all Losses directly or indirectly, suffered or paid that arise out of or relate to (i) the failure of any representation or warranty made by Purchaser hereunder to be true and correct in all material respects as of the date of this Agreement and as of the Closing Date unless otherwise specified herein or (ii) any breach by Purchaser of any of Purchaser's covenants or agreements contained herein.

     8.3 Indemnification Procedure. If any claim for which the party from whom indemnification is sought (an "Indemnifying Party") is asserted by any third party against or sought to be collected from any party indemnified hereunder (an "Indemnified Party"), such Indemnified Party shall promptly give the Indemnifying Party written notice thereof, which notice shall specify in reasonable detail, if known, the entire amount or an estimate of the amount of the liability arising therefrom and the basis of the claim. Such notice shall be a condition precedent to any liability of the Indemnifying Party for indemnification hereunder, but the failure of the Indemnified Party to give prompt notice of a claim shall not adversely affect the Indemnified Party's right to indemnification hereunder unless the defense of that claim is materially prejudiced by such failure.

     8.4 Defense of Claims.

     (a) In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by third parties, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding
(i) if it acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to all elements of such claim (subject to any limitations on such liability contained in this Agreement) and
(ii) if it provides assurances, reasonably satisfactory to the Indemnified Party, that it will be financially able to satisfy such claims in full if the same are decided adversely. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, it may use counsel of its choice to prosecute such defense, subject to the approval of such counsel by the Indemnified Party, which approval shall not be unreasonably withheld or delayed. The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel and at its own expense; provided, however, that if the Indemnified Party, in its sole discretion, determines that there exists a conflict of interest between the Indemnifying Party (or any constituent party thereof) and the Indemnified Party, the Indemnified Party (or any constituent party thereof) shall have the right to engage separate counsel, the reasonable costs and expenses of which shall be paid by the Indemnifying Party, but in no event shall the Indemnifying Party be liable for the costs and expenses of more than one such separate counsel. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, the Indemnifying Party shall take all steps necessary to pursue the resolution thereof in a prompt and diligent manner. The Indemnifying Party shall be entitled to consent to a settlement of, or the stipulation of any judgment arising from, any such claim or legal proceeding, with the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that no such consent shall be required from the Indemnified Party if (i) the Indemnifying Party pays or causes to be paid all Losses arising out of such settlement or judgment concurrently with the effectiveness thereof (as well as all other Losses theretofore incurred by the Indemnified Party which then remain unpaid or unreimbursed), (ii) in the case of a settlement, the settlement is conditioned upon a complete release by the claimant of the Indemnified Party and (iii) such settlement or judgment does not require the encumbrance of any asset of the Indemnified Party or impose any restriction upon its conduct of business.

     (b) If the Indemnifying Party does not assume the defense of any such claim or legal proceeding, the Indemnified Party may defend against such claim or legal proceeding and settle or compromise the same, after giving notice thereof to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and the Indemnifying Party shall be entitled to participate in (but not control) such defense with its own counsel and at its own expense. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder, unless such suit shall have been instituted against it and the Indemnifying Party shall not have assumed the defense of such suit after notification as provided in Section 8.3.

     8.5 Limitations Upon Indemnification.

     (a) Notwithstanding anything to the contrary in this Article VIII, Sellers shall not be liable for any Losses of the Purchaser until the amount of such Losses for which indemnification is sought equals $100,000 in the aggregate, after which the Indemnifying Party shall be required to provide indemnity as set forth in this Article VIII for all of the Losses incurred by the Indemnified Party in excess of said $100,000. Sellers shall in no event be liable for any individual Loss of Purchaser that does not exceed $1,000.

     (b) Notwithstanding anything to the contrary in this Article VIII, Sellers shall not be liable for any Losses of the Purchaser with respect to any matters relating in any way to credit cards or credit card processing. Purchaser acknowledges receipt of Schedule 8.5 attached hereto.

     8.6 Maximum Liability. Under no circumstances whatsoever shall Sellers' obligation to indemnify Purchaser with respect to all Losses exceed in the aggregate the Market Price (as defined below) of the NOOF Shares as of the Closing Date. "Market Price" of the NOOF Shares shall be the product of (i) the last reported sale price on the Closing Date of the NOOF Common Stock on The NASDAQ SmallCap Market and (ii) 6,000,000.

     8.7 Computation of Losses. For purposes of calculating any Losses suffered by an Indemnified Party pursuant to Section 8.2, the amount of the Losses suffered by the Indemnified Party shall be the net amount of damage so suffered after giving effect to any insurance proceeds recovered with respect to such matter and each Loss shall bear interest at a rate equal to two percent (2%) above the applicable prime rate of Citibank, N.A. from the date incurred to the date the indemnification payment with respect thereto is made.

     8.8 Sole Remedy. Absent material evidence of fraud or misconduct by Sellers, Purchaser's right to indemnification under this Article VIII shall be Purchaser's sole and exclusive remedy for any breach of any representation or warranty or covenant or agreement of Sellers under this Agreement.

                                   ARTICLE IX

                          TERMINATION AND ABANDONMENT

     9.1 Methods of Termination. The transactions contemplated herein may be terminated and/or abandoned at any time, but not later than the Closing:

     (a) By mutual written agreement of Purchaser and Sellers;

     (b) By Purchaser or Sellers, if the Closing shall not have occurred on or prior to November 30, 1999, through no fault of the terminating party;

     (c) By Purchaser, if its shareholders shall not have approved the transactions contemplated herein at a meeting called for the purpose of considering same or if The NASDAQ SmallCap Market shall have objected to said transactions;

     (d) By Purchaser if the Companies shall have suffered since June 30, 1999, any material adverse change (whether or not such change is described in the Schedules hereto or any supplement to the Schedules) in their respective business, affairs, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations; or

     (e) By Sellers if Purchaser shall have suffered since June 30, 1999, any material adverse change (whether or not such change is described in the Schedules hereto or any supplement to the Schedules) in its respective business, affairs, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations.

     9.2 Procedure upon Termination. In the event of termination and abandonment pursuant to Section 9.1, written notice thereof shall forthwith be given to the other parties hereto and the transactions contemplated by this Agreement shall be terminated and/or abandoned, without further action by Purchaser or Sellers. If the transactions contemplated by this Agreement are terminated and/or abandoned as provided herein, each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same. No party hereto who shall have satisfied in full all of the obligations of such party under this Agreement which were to have been satisfied by such party prior to the Closing and who shall have not breached any representation, warranty, covenant or agreement of such party contained in this Agreement shall have any liability or further obligation to any other party to this Agreement.

                                   ARTICLE X

                               GENERAL PROVISIONS

     10.1 Further Assurances. At any time and from time to time after the Closing, each of the parties shall execute and deliver such further agreements, assignments and other documents and instruments and shall use their best efforts to perform such further acts (including, without limitation, amendments to the bylaws and other charter documents of Purchaser, Purchaser and the Companies), as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated herein (including, without limitation, Sections 6.1(a) through (p)).

     10.2 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally, sent by telex or facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or when sent by facsimile transmission or, if mailed by certified or registered mail, ten (10) days after the date of deposit in the United States mail, postage prepaid, if addressed:

     (a) in the case of Sellers to the Designated Representative (as defined below):

         Edward J. Bonn
         15303 Ventura Boulevard, Suite 675
         Sherman Oaks, California 91403
         Facsimile: (818) 501-1166

         with a copy to:

         Kenneth Benbassat, Esq.
         Loeb & Loeb LLP
         1000 Wilshire Blvd., Suite 1800
         Los Angeles, California 90017-2475
         Facsimile: (213) 688-3460

     (b) in the case of Purchaser to:

         New Frontier Media, Inc.
         5435 Airport Road, Suite 100
         Boulder, Colorado 80301
         Attn: Michael Weiner, Executive Vice President
         Facsimile: (303) 413-1553
         with a copy to:

         Hank Gracin, Esq.
         Lehman & Eilen LLP
         50 Charles Lindbergh Blvd., Suite 505
         Uniondale, New York 11553
         Facsimile: (516) 222-0948

or to such other address or to such other person as Purchaser or Bonn, as the Designated Representative, shall have last designated by written notice given as herein provided.

     10.3 Modification. This Agreement and the Exhibits and Schedules attached hereto contain the entire agreement between the parties hereto and there are no agreements, warranties or representations which are not set forth herein. All prior negotiations, representations, warranties, agreements and understandings are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto and dated on or subsequent to the date hereof.

     10.4 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado applicable to agreements made and to be performed entirely within the State. Sellers hereby irrevocably consent to the jurisdiction of any Colorado State or Federal court located in Boulder, Colorado over any action or proceeding arising out of any dispute between Sellers and Purchaser, and irrevocably agree, in this regard, not to commence any action or proceeding arising out of any dispute between Sellers and Purchaser in any other jurisdiction. Sellers further irrevocably consent to the service of process in any such action or proceeding by the mailing of a copy of such process to Bonn, as the Designated Representative (as defined below), at the address set forth in Section 10.2.

     10.5 Designated Representative. Sellers hereby irrevocably appoint Bonn as their agent and attorney-in-fact to take all actions on their behalf as contemplated by this Agreement, including, without limitation, to accept indemnification notices pursuant to Section 8.3 and to accept service of process pursuant to Section 10.4, in each case on their behalf (the "Designated Representative"). In the event of the Bonn's death or resignation as the Designated Representative, Sellers (or their heirs, executors or successors, as the case may be) shall promptly irrevocably appoint a successor Designated Representative and give Purchaser written notice of such appointment within one business day following such death or resignation. Until such time as Purchaser is notified of the appointment of such successor Designated Representative, Weber shall act in that capacity on behalf of Sellers, and Purchaser shall be entitled to rely for all purposes on Weber's authority to act as the Designated Representative, as herein contemplated. In the event Weber shall be unable to act as the Designated Representative, Howard shall act in that capacity on behalf of Sellers, and Purchaser shall be entitled to rely for all purposes on Howard's authority to act as the Designated Representative, as herein contemplated.

     10.6 Binding Effect and Assignment. This Agreement shall be binding upon the parties and inure to the benefit of the successors and assigns of the respective parties hereto; provided, however, that this Agreement and any and all rights hereunder may not be assigned by either Sellers or Purchaser except with the prior written consent of the other, which may be withheld for any reason.

     10.7 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     10.8 Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

     10.9 Transaction Expenses. Notwithstanding anything else in this Agreement to the contrary, the Companies shall be responsible for the payment of (and shall indemnify and hold the parties hereto harmless against) any and all of the Sellers' expenses, including without limitation the fees and expenses of counsel, accountants and other advisers, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement (the "Expenses"), whether or not such transactions are consummated in whole or in part, and Purchaser shall be responsible for the payment of (and shall indemnify and hold the Sellers harmless against) any and all of its own Expenses, whether or not such transactions are consummated in whole or in part.

     10.10 Waiver. The waiver of one breach or default hereunder shall not constitute the waiver of any other or subsequent breach or default.

     10.11 No Agency. This Agreement shall not constitute any party the legal representative or agent of the other, nor shall any party have the right or authority to assume, create, or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                        SELLERS:

                                        /s/ Edward J. Bonn
                                        ----------------------------------------
                                        Edward J. Bonn

                                        /s/ Bradley A. Weber
                                        ----------------------------------------
                                        Bradley A. Weber

                                        /s/ Jerry D. Howard
                                        ----------------------------------------
                                        Jerry D. Howard

                                        PURCHASER:

                                        NEW FRONTIER MEDIA, INC.

                                        By: /s/ Mark Kreloff
                                        ----------------------------------------

                                        Name: Mark Kreloff
                                        ----------------------------------------

                                        Title: Chairman & CEO
                                        ----------------------------------------

                                        FOR PURPOSES OF SECTION 6.1(H) ONLY:

                                        /s/ Mark Kreloff
                                        ----------------------------------------
                                        Mark Kreloff

                                        /s/ Michael Weiner
                                        ----------------------------------------
                                        Michael Weiner

                                                                       EXHIBIT B

                                    CONTENTS

                           DECEMBER 31, 1998 AND 1997

                                                                                      PAGE
                                                                                     ------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS................................    B-3

FINANCIAL STATEMENTS

     Combined Balance Sheet.......................................................    B-4

     Combined Statements of Operations............................................    B-5

     Combined Statements of Shareholders' Deficit.................................    B-6

     Combined Statements of Cash Flows............................................    B-7

     Notes to Combined Financial Statements.......................................    B-8

                                 MARCH 31, 1999

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS................................    B-16

FINANCIAL STATEMENTS

     Combined Balance Sheet.......................................................    B-17

     Combined Statements of Operations............................................    B-18

     Combined Statement of Shareholders' Deficit..................................    B-19

     Combined Statements of Cash Flows............................................    B-20

     Notes to Combined Financial Statements.......................................    B-21

                                 JUNE 30, 1999

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS................................    B-29

FINANCIAL STATEMENTS

     Combined Balance Sheet.......................................................    B-30

     Combined Statement of Operations.............................................    B-31

     Combined Statement of Shareholders' Deficit..................................    B-32

     Combined Statement of Cash Flows.............................................    B-33

     Notes to Combined Financial Statements.......................................    B-34

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                         COMBINED FINANCIAL STATEMENTS
                              FOR THE YEARS ENDED
                           DECEMBER 31, 1998 AND 1997

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders
Interactive Gallery, Inc.
Interactive Telecom Network, Inc.

     We have audited the accompanying combined balance sheet of Interactive Gallery, Inc. and Interactive Telecom Network, Inc. as of December 31, 1998, and the related combined statements of operations, shareholders' deficit, and cash flows for each of the two years in the period ended December 31, 1998. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Interactive Gallery, Inc. and Interactive Telecom Network, Inc. as of December 31, 1998, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
August 11, 1999

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                             COMBINED BALANCE SHEET
                               DECEMBER 31, 1998

                                     ASSETS

CURRENT ASSETS
     Cash, including restricted cash of $620,860............................     $1,020,180
     Accounts receivable....................................................        463,192
     Other receivables......................................................         13,693
     Prepaid expenses.......................................................        577,652
                                                                                 ----------
          Total current assets..............................................      2,074,717
FURNITURE AND EQUIPMENT, net................................................      1,369,935
OTHER ASSETS................................................................        310,393
                                                                                 ----------
               TOTAL ASSETS.................................................     $3,755,045
                                                                                 ----------
                                                                                 ----------

                     LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
     Current portion of capital lease obligations...........................     $  390,064
     Accounts payable.......................................................        230,680
     Due to related parties.................................................      2,068,855
     Accrued guaranteed payments............................................        317,535
     Reserve for credits and chargebacks....................................        580,658
     Royalties payable......................................................        145,999
     Deferred revenue.......................................................        685,525
     Accrued expenses and other liabilities.................................        262,938
                                                                                 ----------
          Total current liabilities.........................................      4,682,254
NOTE PAYABLE--RELATED PARTY.................................................        700,000
CAPITAL LEASE OBLIGATIONS, NET OF CURRENT PORTION...........................        328,381
                                                                                 ----------
               TOTAL LIABILITIES............................................      5,710,635
                                                                                 ----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT
     Common stock...........................................................          3,000
     Contributed capital....................................................      3,135,608
     Accumulated deficit....................................................     (5,094,198)
                                                                                 ----------
     Total shareholders' deficit............................................     (1,955,590)
                                                                                 ----------
               TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT..................     $3,755,045
                                                                                 ----------
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                       COMBINED STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   1998              1997
                                                                -----------       -----------
REVENUES
     Sales..................................................    $17,105,544       $ 9,002,241
COST OF SALES...............................................     10,280,535         5,298,729
                                                                -----------       -----------
GROSS PROFIT................................................      6,825,009         3,703,512
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES...............      5,264,915         4,018,731
                                                                -----------       -----------
INCOME (LOSS) FROM OPERATIONS...............................      1,560,094          (315,219)
                                                                -----------       -----------
OTHER INCOME (EXPENSE)
     Interest expense.......................................       (146,661)         (146,515)
     Interest income........................................          6,927             2,922
                                                                -----------       -----------
          TOTAL OTHER INCOME (EXPENSE)......................       (139,734)         (143,593)
                                                                -----------       -----------
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES.............      1,420,360          (458,812)
PROVISION FOR INCOME TAXES..................................         14,160             2,655
                                                                -----------       -----------
NET INCOME (LOSS)...........................................    $ 1,406,200       $  (461,467)
                                                                -----------       -----------
                                                                -----------       -----------
BASIC INCOME (LOSS) PER SHARE...............................    $    468.73       $   (153.82)
                                                                -----------       -----------
                                                                -----------       -----------
DILUTED INCOME (LOSS) PER SHARE.............................    $    468.73       $   (153.82)
                                                                -----------       -----------
                                                                -----------       -----------
WEIGHTED-AVERAGE SHARES OUTSTANDING.........................          3,000             3,000
                                                                -----------       -----------
                                                                -----------       -----------

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                  COMBINED STATEMENTS OF SHAREHOLDERS' DEFICIT
                        FOR THE YEARS ENDED DECEMBER 31,

                                             STOCK
                                       -----------------     CONTRIBUTED     ACCUMULATED
                                       SHARES     AMOUNT       CAPITAL         DEFICIT          TOTAL
                                       ------     ------     -----------     -----------     -----------
Balance, December 31, 1996..........   3,000      $3,000     $ 3,135,608     $(3,830,983)    $  (692,375)
Net loss............................                                            (461,467)       (461,467)
                                       ------     ------     -----------     -----------     -----------
Balance, December 31, 1997..........   3,000      3,000        3,135,608      (4,292,450)     (1,153,842)
Distribution to shareholders........                                          (2,207,948)     (2,207,948)
Net income..........................                                           1,406,200       1,406,200
                                       ------     ------     -----------     -----------     -----------
Balance, December 31, 1998..........   3,000      $3,000     $ 3,135,608     $(5,094,198)    $ (1,955,59)
                                       ------     ------     -----------     -----------     -----------
                                       ------     ------     -----------     -----------     -----------

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                       COMBINED STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         1998           1997
                                                                      ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss).............................................   $1,406,200     $ (461,467)
     Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities
          Depreciation and amortization............................      616,867        495,055
     (Increase) decrease in
          Accounts receivable......................................      220,538       (403,392)
          Prepaid expenses.........................................     (417,778)      (159,874)
          Other receivables........................................      (10,142)        23,025
          Other assets.............................................     (203,560)        18,966
     Increase (decrease) in
          Accounts payable.........................................      (96,739)      (145,680)
          Accrued guaranteed payments..............................      162,338        (45,192)
          Reserve for credits and chargebacks......................      374,895         25,492
          Royalties payable........................................       32,444        113,555
          Deferred revenue.........................................      550,628         84,256
          Accrued expenses and other liabilities...................      217,468        (98,964)
                                                                      ----------     ----------
               Net cash provided by (used in) operating
                  activities.......................................    2,853,159       (554,220)
                                                                      ----------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of furniture and equipment...........................     (231,429)      (308,796)
                                                                      ----------     ----------
               Net cash used in investing activities...............     (231,429)      (308,796)
                                                                      ----------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES
     Principal payments on capital lease obligations...............     (352,876)      (321,392)
     Net borrowings from related parties...........................      288,774      1,351,570
     Distribution to shareholders..................................   (2,207,948)            --
                                                                      ----------     ----------
               Net cash provided by (used in) financing
                  activities.......................................   (2,272,050)     1,030,178
                                                                      ----------     ----------
                    Net increase in cash...........................      349,680        167,162
CASH, BEGINNING OF YEAR............................................      670,500        503,338
                                                                      ----------     ----------
CASH, END OF YEAR..................................................   $1,020,180     $  670,500
                                                                      ----------     ----------
                                                                      ----------     ----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
     INTEREST PAID.................................................   $  124,606     $  146,515
                                                                      ----------     ----------
                                                                      ----------     ----------
     INCOME TAXES PAID.............................................   $   14,160     $    2,622
                                                                      ----------     ----------
                                                                      ----------     ----------

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

During the years ended December 31, 1998 and 1997, the Companies entered into capital lease obligations of $312,593 and $324,841, respectively, for the use of computer equipment.

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

NOTE 1--BUSINESS ACTIVITY

     Interactive Gallery, Inc. ("IGI") was incorporated under the laws of the State of California on July 29, 1996. In 1996, IGI commenced the design and development of various Internet websites and services. IGI's on-line service provides customers with a wide variety of adult content that is available 24 hours a day, seven days a week. As of December 31, 1998, IGI had over 69,000 registered Internet members. IGI is a leading provider of high quality, interactive live and recorded adult-related content to webmasters maintaining adult-content websites. IGI offers productivity-based click-thru and affiliate programs. IGI pays webmasters for each paid membership and is able to track activity on a real-time basis.

     Interactive Telecom Network, Inc. ("ITN") was incorporated under the laws of the State of California on July 29, 1993. ITN is responsible for processing all Internet activity for IGI and audio-text activity for a related company.

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF COMBINATION

     The accompanying combined financial statements include the accounts of IGI and ITN (the "Companies"). All intercompany transactions and balances have been eliminated in the combination. The Companies are presented on a combined basis since they are under common control.

CASH

     The Companies maintain cash deposits at numerous banks in Southern California. Deposits at each bank are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. As of December 31, 1998, uninsured portions at those banks aggregated to $1,301,387. In addition, the Companies hold funds in financial institutions located outside of the United States. As of December 31, 1998, these cash deposits amounted to $20,796 and are not insured by the FDIC. The Companies have not experienced any losses in such accounts and believes they are not exposed to any significant risk on cash. The Companies have several merchant accounts, which require the Companies to maintain reserve accounts. These reserve accounts are restricted from the Companies' daily operations. As of December 31, 1998, the reserve accounts totaled $620,860.

ACCOUNTS RECEIVABLE

     Accounts receivable consist primarily of amounts due from customers for the sale of services. Management believes amounts are fully collectible.

FURNITURE AND EQUIPMENT

     Furniture and equipment are stated at cost. The cost of maintenance and repairs is charged to operations as incurred, and significant additions and betterments are capitalized. The Companies provide for depreciation and amortization using the straight-line method over the estimated useful lives of the assets of three to five years.

REVENUE RECOGNITION

     Internet membership fees are recognized over the life of the membership. Other revenues are recognized at the completion of each month. The Companies provide an allowance for refunds based on expected membership cancellations, credits, and chargebacks. A significant portion of the

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

Companies' Internet sales are from the United States. International sales are approximately $1,700,000 for the year ended December 31, 1998 and are minimal for the year ended December 31, 1997. Revenue for processing fees is recorded in the period services are rendered.

COST OF SALES

     Costs related to services provided consist of direct costs incurred in the production of content that is subsequently sold to third parties.

ADVERTISING AND PROMOTIONAL EXPENSES

     Advertising and promotional expenses are charged to expense as incurred. Advertising and promotional expenses for the years ended December 31, 1998 and 1997 were $326,819 and $298,071, respectively.

INCOME TAXES

     Under the provisions of the Internal Revenue Code, the Companies have elected to be taxed as "S" corporations, whereby the Companies' taxable income or loss and tax credits are passed through to their shareholders. In addition, there is a minimal franchise tax on the Companies' taxable income for state purposes.

ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Companies measure their financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Companies' financial instruments, including cash, accounts receivable, accounts payable, and accrued expenses and other liabilities, the carrying amounts approximate fair value due to their short maturities. The amounts shown for note payable--related party also approximate fair value because current interest rates offered to the Companies for debt of similar maturities are substantially the same.

CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the Companies to significant credit risks consist of cash and accounts receivable. The Companies place their cash with high-credit, quality financial institutions.

OTHER RISKS AND UNCERTAINTIES

     To remain competitive, the Companies must continue to enhance and improve the responsiveness, functionality, and features of the Companies' websites. The Internet and the on-line commerce industry are characterized by rapid technological changes, changes in user and customer requirements and preferences, frequent new service and membership introductions embodying new technologies, and the emergence of new industry standards and practices that could render the Companies' existing

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

website and proprietary technology and systems obsolete. The Companies' success will depend, in part, on their ability to license leading technologies useful in their business, enhance their existing services, develop new services and technology that address the increasingly sophisticated and varied needs of their prospective customers, and respond to technological advances and emerging industry standards and practices on a cost-effective and timely basis.

     A significant barrier to on-line commerce and communications is the secure transmission of confidential information over public networks. On a minority of the Companies' websites, the Companies do not provide the security and authentication necessary to effectively secure transmission of confidential information, such as customer credit card numbers; however, they do provide extensive fraud control measures in their processing, including negative database lookup and real-time risk analysis.

     The Companies rely on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information for those websites providing secure transmissions. Furthermore, there can be no assurance that advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments will result in a compromise or breach of the algorithms used by the Companies to protect customer transaction data.

     The on-line commerce market, particularly over the Internet, is new, rapidly evolving, and intensely competitive. The Companies currently or potentially compete with a variety of other companies.

COMPREHENSIVE INCOME

     For the year ended December 31, 1998, the Companies adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Companies' financials statements since the Companies did not have any of the items of comprehensive income in any period presented.

EARNINGS (LOSS) PER SHARE

     For the year ended December 31, 1998, the Companies adopted SFAS No. 128, "Earnings per Share." Basic earnings (loss) per share is computed by dividing the net income (loss) by the weighted-average number of common shares available. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Since the Companies had no common stock equivalents, basic earnings (loss) per share and diluted earnings (loss) per share are the same.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In February 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Post-Retirement Benefits." The Companies do not

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

expect adoption of SFAS No. 132 to have a material impact, if any, on their financial position or results of operations.

     SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," is effective for financial statements with fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. This statement is not applicable to the Companies.

     SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," is effective for financial statements with the first fiscal quarter beginning after December 15, 1998. This statement is not applicable to the Companies.

     SFAS No. 135, "Rescission of FASB Statement No. 75 and Technical Corrections," is effective for financial statements with fiscal years beginning February 1999. This statement is not applicable to the Companies.

NOTE 3--FURNITURE AND EQUIPMENT

     Furniture and equipment at December 31, 1998 consisted of the following:

          Furniture, fixtures, and equipment................................     $   37,377
          Software..........................................................        139,949
          Licenses..........................................................         41,592
          Computer equipment................................................        930,493
          Capitalized leased equipment......................................      1,540,213
          Capitalized costs.................................................        125,000
          Leasehold improvements............................................         19,835
                                                                                 ----------
                                                                                  2,834,459
          Less accumulated deprecation and amortization (including $646,271
           for capitalized leases)..........................................      1,464,524
                                                                                 ----------
               TOTAL........................................................     $1,369,935
                                                                                 ----------
                                                                                 ----------

Depreciation and amortization expense for the years ended December 31, 1998 and 1997 was $616,867 and $495,055, respectively.

NOTE 4--ACCRUED GUARANTEED PAYMENTS

     The Companies have made on-line arrangements with various webmasters, which guarantee variable payments based on the percentage of total converted sales and fixed payments, which are based on the amount of traffic sent to the Companies' various websites. At December 31, 1998, the amount due was $317,535.

NOTE 5--DUE TO RELATED PARTIES

     Related party amounts due for the year ended December 31, 1998 aggregated to $2,068,855. These amounts due are non-interest-bearing and are payable on demand.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

NOTE 6--NOTE PAYABLE--RELATED PARTY

     At December 31, 1998, the Companies had one unsecured note payable in the amount of $700,000 to a shareholder. The note bears interest at 4% per annum and has no stated maturity date. As of December 31, 1998, accrued and unpaid interest amounted to $28,000.

NOTE 7--COMMITMENTS AND CONTINGENCIES
LEASES

     The Companies' office leases provide for minimum annual base rents and payment of certain defined operating expenses. Certain leases are guaranteed by the Companies' majority shareholder. The leases expire through January 31, 2003. At December 31, 1998, future minimum annual commitments under non-cancelable operating lease obligations are as follows:

       YEAR ENDING
       DECEMBER 31,
       ------------
          1999..............................................................     $  359,970
          2000..............................................................        372,081
          2001..............................................................        165,566
          2002..............................................................        164,362
          2003..............................................................         16,409
                                                                                 ----------
               TOTAL........................................................     $1,078,388
                                                                                 ----------
                                                                                 ----------

     Rent expense for the years ended December 31, 1998 and 1997 was $133,140 and $127,902, respectively.

     Long-term debt at December 31, 1998 consisted of capital lease obligations, which are collateralized by applicable equipment with an original cost of $1,540,201. The capitalized lease obligations are payable in monthly installments of $46,462, including interest at 10% to 30% per annum.

     The following is a schedule by year of payments under capital lease obligations:

       YEAR ENDING
       DECEMBER 31,
       ------------
          1999...............................................................     $490,322
          2000...............................................................      234,644
          2001...............................................................      139,731
          2002...............................................................       15,870
                                                                                  --------
          Total payments.....................................................      880,567
          Less amount representing interest..................................      162,122
                                                                                  --------
                                                                                   718,445
          Less current portion...............................................      390,064
                                                                                  --------
          LONG-TERM PORTION..................................................     $328,381
                                                                                  --------
                                                                                  --------

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

LITIGATION

     In the normal course of their business, the Companies are subject to various lawsuits and claims. The Companies believe that the final outcomes of these matters, either individually or in the aggregate, will not have a material effect on their financial statements.

EMPLOYMENT AGREEMENTS

     In February 1998, the Companies entered into employment agreements with certain key employees of the Companies. The agreements require aggregate monthly payments of $30,000.

ROYALTIES

     In the normal course of business, the Companies entered into an agreement under which they are obligated to pay royalties. The royalties are based on an agreed-upon amount. Royalty expense for the years ended December 31, 1998 and 1997 was $216,887 and $113,555, respectively.

NOTE 8--COMMON STOCK

     The Companies' no par value common stock as of December 31, 1998 was as follows:

                                                                           SHARES
                                                            SHARES        ISSUED AND       COMMON
                                                          AUTHORIZED      OUTSTANDING       STOCK
                                                          -----------     ------------     -------
          IGI..........................................      100,000          1,000        $ 1,000
          ITN..........................................    1,000,000          2,000          2,000
                                                                                           -------
          Total........................................                                    $ 3,000
                                                                                           -------
                                                                                           -------

NOTE 9--DEFERRED COMPENSATION PLAN

     For the year ended December 31, 1998, the Companies initiated a 401(k) retirement plan. The plan covers substantially all eligible employees. Employee contributions to the plan are elective, and the Companies match 100% of employee contributions up to 10% of the employee's compensation. All contributions by the Companies are vested over a five-year period. Contributions by the Companies for the year ended December 31, 1998 were $89,793.

NOTE 10--YEAR 2000 ISSUE

     The Companies are conducting a comprehensive review of their computer systems to identify the systems that could be affected by the Year 2000 Issue and are developing an implementation plan to resolve the Issue.

     The Issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail. The Companies are dependent on computer processing in the conduct of their business activities.

     Based on the review of the computer systems, management does not believe the cost of implementation will be material to the Companies' financial position and results of operations.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

NOTE 11--SEGMENT INFORMATION

     For internal reporting purposes, management desegregates the Companies into two divisions: 1) the Internet Division and 2) the Processing Division. Most corporate expenses, such as internal administrative costs, legal expenses, and debt issuance costs, are included in the Internet Division.

     The following table summarizes the results of the two segments:

                                                               DECEMBER 31, 1998
                                            --------------------------------------------------------
                                             INTERNET      PROCESSING
                                             DIVISION       DIVISION     ELIMINATIONS     COMBINED
                                            -----------    ----------    ------------    -----------
     Sales to customers..................   $16,852,806    $  404,495    $   (151,757)   $17,105,544
     Operating income....................   $ 1,190,213    $  369,881    $         --    $ 1,560,094
     Identifiable assets.................   $ 2,824,504    $3,413,534    $ (2,482,993)   $ 3,755,045
     Capital expenditures................   $   125,000    $  106,429    $         --    $   231,429
     Depreciation and amortization.......   $    25,000    $  591,867    $         --    $   616,867

                                                               DECEMBER 31, 1997
                                            --------------------------------------------------------
                                             INTERNET      PROCESSING
                                             DIVISION       DIVISION     ELIMINATIONS     COMBINED
                                            -----------    ----------    ------------    -----------
     Sales to customers..................   $ 8,778,456    $  308,882    $    (85,097)   $ 9,002,241
     Operating income (loss).............   $  (596,255)   $  281,036    $         --    $  (315,219)
     Identifiable assets.................   $   400,434    $3,145,417    $   (478,583)   $ 3,067,268
     Capital expenditures................   $        --    $  308,796    $         --    $   308,796
     Depreciation and amortization.......   $        --    $  495,055    $         --    $   495,055

NOTE 12--SUBSEQUENT EVENTS

CAPITAL LEASE OBLIGATIONS

     The Companies entered into several capital lease obligations in 1999, which are collateralized by applicable equipment with an original cost of approximately $751,000. The obligations are payable in aggregate monthly installments of $27,000, including interest ranging from 13% to 22%. The leases expire through June 2002.

CARD TRANSACTIONS, INC.

     On January 20, 1999, the shareholders of IGI and ITN, along with an additional shareholder, incorporated under the laws of the State of California an affiliate company named Card Transactions, Inc. ("CTI").

     CTI has authorized 1,000,000 shares of common stock, no par value, of which 10,000 shares are issued and outstanding.

DEFINITIVE AGREEMENT

     In August 1999, New Frontier Media, Inc. signed a Definitive Agreement to acquire 100% of the common stock of IGI, 100% of the common stock of ITN, and 90% of the common stock of CTI for 6,000,000 shares of common stock of New Frontier Media, Inc. The transaction is subject to shareholder and regulatory approval.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                         COMBINED FINANCIAL STATEMENTS
                           FOR THE THREE MONTHS ENDED
                            MARCH 31, 1999 AND 1998

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders
Interactive Gallery, Inc.
Interactive Telecom Network, Inc.
Card Transactions, Inc.

     We have reviewed the accompanying combined balance sheet of Interactive Gallery, Inc., Interactive Telecom Network, Inc., and Card Transactions, Inc. as of March 31, 1999, and the related combined statements of operations, shareholders' deficit, and cash flows for the three months ended March 31, 1999 and 1998. These combined financial statements are the responsibility of the Companies' management.

     We conducted our review in accordance with the standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the accompanying combined financial statements referred to above for them to be in conformity with generally accepted accounting principles.

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
August 11, 1999

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                             COMBINED BALANCE SHEET
                                 MARCH 31, 1999

                                     ASSETS

CURRENT ASSETS
     Cash, including restricted cash of $419,686............................     $1,283,497
     Accounts receivable....................................................        304,275
     Other receivables......................................................         20,572
     Prepaid expenses.......................................................        492,747
                                                                                 ----------
          Total current assets..............................................      2,101,091
FURNITURE AND EQUIPMENT, NET................................................      1,818,113
OTHER ASSETS................................................................        441,673
                                                                                 ----------
               TOTAL ASSETS.................................................     $4,360,877
                                                                                 ----------
                                                                                 ----------

                     LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
     Current portion of capital lease obligations...........................     $  473,935
     Accounts payable.......................................................        652,219
     Due to related parties.................................................        846,073
     Accrued guaranteed payments............................................        286,517
     Reserve for credits and chargebacks....................................        698,187
     Royalties payable......................................................        129,777
     Deferred revenue.......................................................        744,477
     Accrued expenses and other liabilities.................................        372,135
                                                                                 ----------
          Total current liabilities.........................................      4,203,320
NOTE PAYABLE--RELATED PARTY.................................................        700,000
CAPITAL LEASE OBLIGATIONS, NET OF CURRENT PORTION...........................        625,950
                                                                                 ----------
          Total liabilities.................................................      5,529,270
                                                                                 ----------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' DEFICIT
     Common stock...........................................................         13,000
     Contributed capital....................................................      3,135,608
     Accumulated deficit....................................................     (4,317,001)
                                                                                 ----------
          Total shareholders' deficit.......................................     (1,168,393)
                                                                                 ----------
               TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT..................     $4,360,877
                                                                                 ----------
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                       COMBINED STATEMENTS OF OPERATIONS
                      FOR THE THREE MONTHS ENDED MARCH 31,

                                                                     1999             1998
                                                                  ----------       ----------
REVENUES
     Sales....................................................    $6,605,694       $2,877,009
COST OF SALES.................................................     4,008,865        1,635,375
                                                                  ----------       ----------
GROSS PROFIT..................................................     2,596,829        1,241,634
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES.................     1,793,874          754,103
                                                                  ----------       ----------
INCOME FROM OPERATIONS........................................       802,955          487,531
                                                                  ----------       ----------
OTHER INCOME (EXPENSE)
     Interest expense.........................................       (31,960)         (37,409)
     Interest income..........................................         8,202              495
                                                                  ----------       ----------
          Total other income (expense)........................       (23,758)         (36,914)
                                                                  ----------       ----------
INCOME BEFORE PROVISION FOR INCOME TAXES......................       779,197          450,617
PROVISION FOR INCOME TAXES....................................         2,000            1,600
                                                                  ----------       ----------
NET INCOME....................................................    $  777,197       $  449,017
                                                                  ----------       ----------
                                                                  ----------       ----------
BASIC INCOME PER SHARE........................................    $    70.73       $   149.67
                                                                  ----------       ----------
                                                                  ----------       ----------
DILUTED INCOME PER SHARE......................................    $    70.73       $   149.67
                                                                  ----------       ----------
                                                                  ----------       ----------
WEIGHTED-AVERAGE SHARES OUTSTANDING...........................        10,989            3,000
                                                                  ----------       ----------
                                                                  ----------       ----------

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                  COMBINED STATEMENTS OF SHAREHOLDERS' DEFICIT
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999

                                        COMMON STOCK
                                     ------------------     CONTRIBUTED     ACCUMULATED
                                     SHARES     AMOUNT        CAPITAL         DEFICIT          TOTAL
                                     ------     -------     -----------     -----------     -----------
Balance, December 31, 1998........    3,000     $ 3,000     $ 3,135,608     $(5,094,198)    $(1,955,590)
Issuance of common stock upon
  incorporation of Card
  Transactions, Inc...............   10,000      10,000                                          10,000
Net income........................                                              777,197         777,197
                                     ------     -------     -----------     -----------     -----------
Balance, March 31, 1999...........   13,000     $13,000     $ 3,135,608     $(4,317,001)    $(1,168,393)
                                     ------     -------     -----------     -----------     -----------
                                     ------     -------     -----------     -----------     -----------

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                       COMBINED STATEMENTS OF CASH FLOWS
                      FOR THE THREE MONTHS ENDED MARCH 31,

                                                                         1999           1998
                                                                      ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income....................................................   $  777,197     $  449,017
     Adjustments to reconcile net income to net cash provided by operating activities
          Depreciation and amortization............................      157,278        153,069
     (Increase) decrease in
          Accounts receivable......................................      158,917         89,289
          Prepaid expenses.........................................       84,905         49,660
          Other receivables........................................       (6,880)         3,550
          Other assets.............................................     (131,280)        (6,691)
     Increase (decrease) in
          Accounts payable.........................................      421,538        303,805
          Accrued guaranteed payments..............................      (31,018)        11,678
          Reserve for credits and chargebacks......................      117,529         45,533
          Royalties payable........................................      (16,222)        24,333
          Deferred revenue.........................................       58,953        150,730
          Accrued expenses and other liabilities...................      109,198        117,231
                                                                      ----------     ----------
               Net cash provided by operating activities...........    1,700,115      1,391,204
                                                                      ----------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of furniture and equipment...........................     (115,898)       (51,782)
                                                                      ----------     ----------
     Net cash used in investing activities.........................     (115,898)       (51,782)
                                                                      ----------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES
     Principal payments on capital lease obligations...............     (108,118)       (78,370)
     Net borrowings from related parties...........................   (1,222,782)      (238,284)
     Issuance of common stock......................................       10,000             --
                                                                      ----------     ----------
          Net cash used in financing activities....................   (1,320,900)      (316,654)
                                                                      ----------     ----------
               Net increase in cash................................      263,317      1,022,768
CASH, BEGINNING OF PERIOD..........................................    1,020,180        670,501
                                                                      ----------     ----------
CASH, END OF PERIOD................................................   $1,283,497     $1,693,269
                                                                      ----------     ----------
                                                                      ----------     ----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
     INTEREST PAID.................................................   $   24,960     $   30,383
                                                                      ----------     ----------
                                                                      ----------     ----------
     INCOME TAXES PAID.............................................   $    2,000     $    1,600
                                                                      ----------     ----------
                                                                      ----------     ----------

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

During the three months ended March 31, 1999 and 1998, the Companies entered into capital lease obligations of $489,560 and $0, respectively, for the use of computer equipment.

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 MARCH 31, 1999

NOTE 1--BUSINESS ACTIVITY

     Interactive Gallery, Inc. ("IGI") was incorporated under the laws of the State of California on July 29, 1996. In 1996, IGI commenced the design and development of various Internet websites and services. IGI's on-line service provides customers with a wide variety of adult content that is available 24 hours a day, seven days a week. As of March 31, 1999, IGI had over 75,000 registered Internet members. IGI is a leading provider of high quality, interactive live and recorded adult-related content to webmasters maintaining adult-content websites. IGI offers productivity-based click-thru and affiliate programs. IGI pays webmasters for each paid membership and is able to track activity on a real-time basis.

     Interactive Telecom Network, Inc. ("ITN") was incorporated under the laws of the State of California on July 29, 1993. ITN is responsible for processing all Internet activity for IGI and audio-text activity for a related company.

     Card Transactions, Inc. ("CTI") was incorporated, under the laws of the State of California, on January 20, 1999. CTI has no operations.

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF COMBINATION

     The accompanying combined financial statements include the accounts of IGI, ITN, and CTI (collectively, the "Companies"). All intercompany transactions and balances have been eliminated in the combination. The Companies are presented on a combined basis since they are under common control.

CASH

     The Companies maintain cash deposits at numerous banks in Southern California. Deposits at each bank are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. As of March 31, 1999, uninsured portions at those banks aggregated to $1,187,589. In addition, the Companies hold funds in financial institutions located outside of the United States. As of March 31, 1999, these cash deposits amounted to $182,380 and are not insured by the FDIC. The Companies have not experienced any losses in such accounts and believes they are not exposed to any significant risk on cash. The Companies have several merchant accounts, which require the Companies to maintain reserve accounts. These reserve accounts are restricted from the Companies' daily operations. As of March 31, 1999, the reserve accounts totaled $419,686.

ACCOUNTS RECEIVABLE

     Accounts receivable consist primarily of amounts due from customers for the sale of services. Management believes amounts are fully collectible.

FURNITURE AND EQUIPMENT

     Furniture and equipment are stated at cost. The cost of maintenance and repairs is charged to operations as incurred, and significant additions and betterments are capitalized. The Companies provide for depreciation and amortization using the straight-line method over the estimated useful lives of the assets of three to five years.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1999

REVENUE RECOGNITION

     Internet membership fees are recognized over the life of the membership. Other revenues are recognized at the completion of each month. The Companies provide an allowance for refunds based on expected membership cancellations, credits, and chargebacks. A significant portion of the Companies' Internet sales are from the United States. International sales were approximately $975,000 and $136,000 for the three months ended March 31, 1999 and 1998, respectively. Revenue for processing fees is recorded in the period services are rendered.

COST OF SALES

     Costs related to services provided consist of direct costs incurred in the production of content that is subsequently sold to third parties.

ADVERTISING AND PROMOTIONAL EXPENSES

     Advertising and promotional expenses are charged to expense as incurred. Advertising and promotional expenses for the three months ended March 31, 1999 and 1998 were $343,985 and $37,209, respectively.

INCOME TAXES

     Under the provisions of the Internal Revenue Code, the Companies have elected to be taxed as "S" corporations, whereby the Companies' taxable income or loss and tax credits are passed through to their shareholders. In addition, there is a minimal franchise tax on the Companies' taxable income for state purposes.

ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Companies measure their financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Companies' financial instruments, including cash, accounts receivable, accounts payable, and accrued expenses and other liabilities, the carrying amounts approximate fair value due to their short maturities. The amounts shown for note payable--related party also approximate fair value because current interest rates offered to the Companies for debt of similar maturities are substantially the same.

CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the Companies to significant credit risks consist of cash and accounts receivable. The Companies place their cash with high-credit, quality financial institutions.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1999

OTHER RISKS AND UNCERTAINTIES

     To remain competitive, the Companies must continue to enhance and improve the responsiveness, functionality, and features of the Companies' websites. The Internet and the on-line commerce industry are characterized by rapid technological changes, changes in user and customer requirements and preferences, frequent new service and membership introductions embodying new technologies, and the emergence of new industry standards and practices that could render the Companies' existing website and proprietary technology and systems obsolete. The Companies' success will depend, in part, on their ability to license leading technologies useful in their business, enhance their existing services, develop new services and technology that address the increasingly sophisticated and varied needs of their prospective customers, and respond to technological advances and emerging industry standards and practices on a cost-effective and timely basis.

     A significant barrier to on-line commerce and communications is the secure transmission of confidential information over public networks. On a minority of the Companies' websites, the Companies do not provide the security and authentication necessary to effectively secure transmission of confidential information, such as customer credit card numbers; however, they do provide extensive fraud control measures in their processing, including negative database lookup and real-time risk analysis.

     The Companies rely on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information for those websites providing secure transmissions. Furthermore, there can be no assurance that advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments will result in a compromise or breach of the algorithms used by the Companies to protect customer transaction data. The on-line commerce market, particularly over the Internet, is new, rapidly evolving, and intensely competitive. The Companies currently or potentially compete with a variety of other companies.

COMPREHENSIVE INCOME

     The Companies adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Companies' financials statements since the Companies did not have any of the items of comprehensive income in any period presented.

EARNINGS PER SHARE

     The Companies adopted SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing the net income by the weighted-average number of common shares available. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Since the Companies had no common stock equivalents, basic earnings per share and diluted earnings per share are the same.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1999

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In February 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Post-Retirement Benefits." The Companies do not expect adoption of SFAS No. 132 to have a material impact, if any, on their financial position or results of operations.

     SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," is effective for financial statements with fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. This statement is not applicable to the Companies.

     SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," is effective for financial statements with the first fiscal quarter beginning after December 15, 1998. This statement is not applicable to the Companies.

     SFAS No. 135, "Rescission of FASB Statement No. 75 and Technical Corrections," is effective for financial statements with fiscal years beginning February 1999. This statement is not applicable to the Companies.

NOTE 3--FURNITURE AND EQUIPMENT

     Furniture and equipment at March 31, 1999 consisted of the following:

          Furniture, fixtures, and equipment................................     $   37,377
          Software..........................................................        139,949
          Licenses..........................................................         50,817
          Computer equipment................................................        965,931
          Capitalized leased equipment......................................      2,029,774
          Capitalized costs.................................................        201,165
          Leasehold improvements............................................         23,859
                                                                                 ----------
                                                                                  3,448,872
          Less accumulated deprecation and amortization (including $737,905
           for capitalized leases)..........................................      1,630,759
                                                                                 ----------
               TOTAL........................................................     $1,818,113
                                                                                 ----------
                                                                                 ----------

     Depreciation and amortization expense for the three months ended March 31, 1999 and 1998 was $157,278 and $153,069, respectively.

NOTE 4--ACCRUED GUARANTEED PAYMENTS

     The Companies have made on-line arrangements with various webmasters, which guarantee variable payments based on the percentage of total converted sales and fixed payments, which are based on the amount of traffic sent to the Companies' various websites. At March 31, 1999, the amount due was $286,517.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1999

NOTE 5--DUE TO RELATED PARTIES

     Related party amounts due for the three months ended March 31, 1999 aggregated to $846,073. These amounts due are non-interest-bearing and are payable on demand.

NOTE 6--NOTE PAYABLE--RELATED PARTY

     At March 31, 1999, the Companies had one unsecured note payable in the amount of $700,000 to a shareholder. The note bears interest at 4% per annum and has no stated maturity date. As of March 31, 1999 accrued and unpaid interest amounted to $35,000.

NOTE 7--COMMITMENTS AND CONTINGENCIES

LEASES

     The Companies' office leases provide for minimum annual base rents and payment of certain defined operating expenses. Certain leases are guaranteed by the Companies' majority shareholder. The leases expire through January 31, 2003. At March 31, 1999, future minimum annual commitments under non-cancelable operating lease obligations are as follows:

      PERIOD ENDING
        MARCH 31,
      -------------
          2000..............................................................     $  389,633
          2001..............................................................        316,798
          2002..............................................................        164,362
          2003..............................................................        137,462
                                                                                 ----------
               TOTAL........................................................     $1,008,255
                                                                                 ----------
                                                                                 ----------

     Rent expense for the three months ended March 31, 1999 and 1998 was $54,574 and $43,942, respectively.

     Long-term debt at March 31, 1999 consisted of capital lease obligations, which are collateralized by applicable equipment with an original cost of $2,029,774. The capitalized lease obligations are payable in monthly installments of $70,949, including interest at 10% to 30% per annum.

     The following is a schedule by year of payments under capital lease obligations:

      PERIOD ENDING
        MARCH 31,
      -------------
          2000..............................................................     $  740,890
          2001..............................................................        541,290
          2002..............................................................        399,166
          2003..............................................................          4,074
                                                                                 ----------
          Total payments....................................................      1,685,420
          Less amount representing interest.................................        585,535
                                                                                 ----------
                                                                                  1,099,885
          Less current portion..............................................        473,935
                                                                                 ----------
          LONG-TERM PORTION.................................................     $  625,950
                                                                                 ----------
                                                                                 ----------

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1999

LITIGATION

     In the normal course of their business, the Companies are subject to various lawsuits and claims. The Companies believe that the final outcomes of these matters, either individually or in the aggregate, will not have a material effect on their financial statements.

EMPLOYMENT AGREEMENTS

     In February 1998, the Companies entered into employment agreements with certain key employees of the Companies. The agreements require aggregate monthly payments of $30,000.

ROYALTIES

     In the normal course of business, the Companies entered into an agreement under which they are obligated to pay royalties. The royalties are based on an agreed-upon amount. Royalty expense for the three months ended March 31, 1999 and 1998 was $37,931 and $66,119, respectively.

NOTE 8--COMMON STOCK

     The Companies' no par value common stock as of March 31, 1999 was as follows:

                                                                        SHARES
                                                       SHARES          ISSUED AND         COMMON
                                                     AUTHORIZED        OUTSTANDING         STOCK
                                                     -----------       ------------       -------
          IGI....................................       100,000            1,000          $ 1,000
          ITN....................................     1,000,000            2,000            2,000
          CTI....................................     1,000,000           10,000           10,000
                                                                                          -------
          Total..................................                                         $13,000
                                                                                          -------
                                                                                          -------

NOTE 9--DEFERRED COMPENSATION PLAN

     During the year ended December 31, 1998, the Companies initiated a 401(k) retirement plan. The plan covers substantially all eligible employees. Employee contributions to the plan are elective, and the Companies match 100% of employee contributions up to 10% of the employee's compensation. All contributions by the Companies are vested over a five-year period. Contributions by the Companies for the three months ended March 31, 1999 and 1998 were $53,708 and $12,645, respectively.

NOTE 10--YEAR 2000 ISSUE

     The Companies are conducting a comprehensive review of their computer systems to identify the systems that could be affected by the Year 2000 Issue and are developing an implementation plan to resolve the Issue.

     The Issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail. The Companies are dependent on computer processing in the conduct of their business activities.

     Based on the review of the computer systems, management does not believe the cost of implementation will be material to the Companies' financial position and results of operations.

NOTE 11--SEGMENT INFORMATION

     For internal reporting purposes, management desegregates the Companies into three divisions: 1) the Internet Division, 2) the Processing Division, and 3) the Other Division. Most corporate expenses, such as internal administrative costs, legal expenses, and debt issuance costs, are included in the Internet Division.

     The following table summarizes the results of the two segments:

                                                    THREE MONTHS ENDED MARCH 31, 1999
                                  ----------------------------------------------------------------------
                                   INTERNET      PROCESSING      OTHER
                                   DIVISION       DIVISION      DIVISION     ELIMINATIONS     COMBINED
                                  -----------    ----------    ----------    ------------    -----------
Sales to customers..............  $ 6,543,043    $  122,884    $       --    $    (60,233)   $ 6,605,694
Operating income (loss).........  $   819,334    $  107,201    $ (123,580)   $         --    $   802,955
Identifiable assets.............  $ 3,836,407    $3,980,036    $   46,000    $ (3,501,566)   $ 4,360,877
Capital expenditures............  $    41,165    $   39,733    $   35,000    $         --    $   115,898
Depreciation and amortization...  $    13,644    $  143,634    $       --    $         --    $   157,278


                                                    THREE MONTHS ENDED MARCH 31, 1998
                                  ----------------------------------------------------------------------
                                   INTERNET      PROCESSING      OTHER
                                   DIVISION       DIVISION      DIVISION     ELIMINATIONS     COMBINED
                                  -----------    ----------    ----------    ------------    -----------
Sales to customers..............  $ 2,819,965    $   82,528    $       --    $    (25,484)   $ 2,877,009
Operating income................  $   367,638    $  119,893    $       --    $         --    $   487,531
Identifiable assets.............  $ 1,069,259    $3,702,946    $       --    $   (919,264)   $ 3,852,941
Capital expenditures............  $        --    $   51,782    $       --    $         --    $    51,782
Depreciation and amortization...  $        --    $  153,069    $       --    $         --    $   153,069

NOTE 12--SUBSEQUENT EVENTS

CAPITAL LEASE OBLIGATIONS

     The Companies entered into several capital lease obligations subsequent to March 31, 1999, which are collateralized by applicable equipment with an original cost of approximately $261,000. The obligations are payable in aggregate monthly installments of $9,000, including interest ranging from 13% to 22%. The leases expire throughout June 2002.

DEFINITIVE AGREEMENT

     In August 1999, New Frontier Media, Inc. signed a Definitive Agreement to acquire 100% of the common stock of IGI, 100% of the common stock of ITN, and 90% of the common stock of CTI for 6,000,000 shares of common stock of New Frontier Media, Inc. The transaction is subject to shareholder and regulatory approval.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                         COMBINED FINANCIAL STATEMENTS
                            FOR THE SIX MONTHS ENDED
                                 JUNE 30, 1999

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders
Interactive Gallery, Inc.
Interactive Telecom Network, Inc.
Card Transactions, Inc.

     We have reviewed the accompanying combined balance sheet of Interactive Gallery, Inc., Interactive Telecom Network, Inc., and Card Transactions, Inc. as of June 30, 1999, and the related combined statements of operations, shareholders' deficit, and cash flows for the six months ended June 30, 1999. These combined financial statements are the responsibility of the Companies' management.

     We conducted our review in accordance with the standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the accompanying combined financial statements referred to above for them to be in conformity with generally accepted accounting principles.

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
August 25, 1999

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                             COMBINED BALANCE SHEET
                                 JUNE 30, 1999

                                     ASSETS

CURRENT ASSETS
     Cash, including restricted cash of $548,941............................     $1,609,768
     Accounts receivable....................................................        290,349
     Due from related parties...............................................        153,190
     Other receivables......................................................         31,747
     Prepaid expenses.......................................................        284,762
                                                                                 ----------
          Total current assets..............................................      2,369,816
FURNITURE AND EQUIPMENT, NET................................................      1,705,615
OTHER ASSETS................................................................        347,340
                                                                                 ----------
               TOTAL ASSETS.................................................     $4,422,771
                                                                                 ----------
                                                                                 ----------

                     LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
     Current portion of capital lease obligations...........................     $  409,804
     Accounts payable.......................................................        652,832
     Accrued guaranteed payments............................................        188,378
     Reserve for credits and chargebacks....................................        665,126
     Royalties payable......................................................        129,777
     Deferred revenue.......................................................        717,973
     Accrued expenses and other liabilities.................................        378,993
                                                                                 ----------
          Total current liabilities.........................................      3,142,883
NOTE PAYABLE--RELATED PARTY.................................................        700,000
CAPITAL LEASE OBLIGATIONS, NET OF CURRENT PORTION...........................        606,076
                                                                                 ----------
               Total liabilities............................................      4,448,959
                                                                                 ----------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' DEFICIT
     Common stock...........................................................         13,000
     Contributed capital....................................................      3,135,608
     Accumulated deficit....................................................     (3,174,796)
                                                                                 ----------
          Total shareholders' deficit.......................................        (26,188)
                                                                                 ----------
               TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT..................     $4,422,771
                                                                                 ----------
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                        COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

REVENUES
     Sales.................................................................     $13,659,689
COST OF SALES..............................................................       7,930,799
                                                                                -----------
GROSS PROFIT...............................................................       5,728,890
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES..............................       3,741,901
                                                                                -----------
INCOME FROM OPERATIONS.....................................................       1,986,989
OTHER EXPENSE..............................................................         (63,987)
                                                                                -----------
INCOME BEFORE PROVISION FOR INCOME TAXES...................................       1,923,002
PROVISION FOR INCOME TAXES.................................................           3,600
                                                                                -----------
NET INCOME.................................................................     $ 1,919,402
                                                                                -----------
                                                                                -----------
BASIC INCOME PER SHARE.....................................................     $    159.80
                                                                                -----------
                                                                                -----------
DILUTED INCOME PER SHARE...................................................     $    159.80
                                                                                -----------
                                                                                -----------
WEIGHTED-AVERAGE SHARES OUTSTANDING........................................          12,011
                                                                                -----------
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                  COMBINED STATEMENT OF SHAREHOLDERS' DEFICIT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                        COMMON STOCK
                                     ------------------     CONTRIBUTED     ACCUMULATED
                                     SHARES     AMOUNT        CAPITAL         DEFICIT          TOTAL
                                     ------     -------     -----------     -----------     -----------
Balance, December 31, 1998........    3,000     $ 3,000     $ 3,135,608     $(5,094,198)    $(1,955,590)
Issuance of common stock upon
  incorporation of Card
  Transactions, Inc...............   10,000      10,000                                          10,000
Net income........................                                            1,919,402       1,919,402
                                     ------     -------     -----------     -----------     -----------
Balance, June 30, 1999............   13,000     $13,000     $ 3,135,608     $(3,174,796)    $   (26,188)
                                     ------     -------     -----------     -----------     -----------
                                     ------     -------     -----------     -----------     -----------

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARD TRANSACTIONS, INC.

                        COMBINED STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income.............................................................     $1,919,402
     Adjustments to reconcile net income to net cash provided by operating activities
          Depreciation and amortization.....................................        351,642
     (Increase) decrease in
          Accounts receivable...............................................        172,843
          Prepaid expenses..................................................        292,891
          Other receivables.................................................        (18,055)
          Other assets......................................................        (36,947)
     Increase (decrease) in
          Accounts payable..................................................        422,151
          Accrued guaranteed payments.......................................       (129,157)
          Reserve for credits and chargebacks...............................         84,468
          Royalties payable.................................................        (16,222)
          Deferred revenue..................................................         32,448
          Accrued expenses and other liabilities............................        116,056
                                                                                 ----------
               Net cash provided by operating activities....................      3,191,520
                                                                                 ----------
CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of furniture and equipment....................................       (149,779)
                                                                                 ----------
               Net cash used in investing activities........................       (149,779)
                                                                                 ----------
CASH FLOWS FROM FINANCING ACTIVITIES
     Principal payments on capital lease obligations........................       (300,018)
     Net payments to related parties........................................     (2,162,135)
     Issuance of common stock...............................................         10,000
                                                                                 ----------
               Net cash used in financing activities........................     (2,452,153)
                                                                                 ----------
                    Net increase in cash....................................        589,588
CASH, BEGINNING OF PERIOD...................................................      1,020,180
                                                                                 ----------
CASH, END OF PERIOD.........................................................     $1,609,768
                                                                                 ----------
                                                                                 ----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
     INTEREST PAID..........................................................     $   63,987
                                                                                 ----------
                                                                                 ----------
     INCOME TAXES PAID......................................................     $    4,200
                                                                                 ----------
                                                                                 ----------

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

During the six months ended June 30, 1999, the Companies entered into capital lease obligations of $597,453 for the use of computer equipment.

   The accompanying notes are an integral part of these financial statements.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 JUNE 30, 1999

NOTE 1--BUSINESS ACTIVITY

     Interactive Gallery, Inc. ("IGI") was incorporated under the laws of the State of California on July 29, 1996. In 1996, IGI commenced the design and development of various Internet websites and services. IGI's on-line service provides customers with a wide variety of adult content that is available 24 hours a day, seven days a week. As of June 30, 1999, IGI had over 76,000 registered Internet members. IGI is a leading provider of high quality, interactive live and recorded adult-related content to webmasters maintaining adult-content websites. IGI offers productivity-based click-thru and affiliate programs. IGI pays webmasters for each paid membership and is able to track activity on a real-time basis.

     Interactive Telecom Network, Inc. ("ITN") was incorporated under the laws of the State of California on July 29, 1993. ITN is responsible for processing all Internet activity for IGI and audio-text activity for a related company.

     Card Transactions, Inc. ("CTI") was incorporated, under the laws of the State of California, on January 20, 1999. CTI has no operations.

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF COMBINATION

     The accompanying combined financial statements include the accounts of IGI, ITN, and CTI (collectively, the "Companies"). All intercompany transactions and balances have been eliminated in the combination. The Companies are presented on a combined basis since they are under common control.

CASH

     The Companies maintain cash deposits at numerous banks in Southern California. Deposits at each bank are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. As of June 30, 1999, uninsured portions at those banks aggregated to $1,312,453. In addition, the Companies hold funds in financial institutions located outside of the United States. As of June 30, 1999, these cash deposits amounted to $235,441 and are not insured by the FDIC. The Companies have not experienced any losses in such accounts and believes they are not exposed to any significant risk on cash. The Companies have several merchant accounts, which require the Companies to maintain reserve accounts. These reserve accounts are restricted from the Companies' daily operations. As of June 30, 1999, the reserve accounts totaled $548,941.

ACCOUNTS RECEIVABLE

     Accounts receivable consist primarily of amounts due from customers for the sale of services. Management believes amounts are fully collectible.

FURNITURE AND EQUIPMENT

     Furniture and equipment are stated at cost. The cost of maintenance and repairs is charged to operations as incurred, and significant additions and betterments are capitalized. The Companies provide for depreciation and amortization using the straight-line method over the estimated useful lives of the assets of three to five years.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999

REVENUE RECOGNITION

     Internet membership fees are recognized over the life of the membership. Other revenues are recognized at the completion of each month. The Companies provide an allowance for refunds based on expected membership cancellations, credits, and chargebacks. A significant portion of the Companies' Internet sales are from the United States. International sales were approximately $1,265,000 for the six months ended June 30, 1999. Revenue for processing fees is recorded in the period services are rendered.

COST OF SALES

     Costs related to services provided consist of direct costs incurred in the production of content that is subsequently sold to third parties.

ADVERTISING AND PROMOTIONAL EXPENSES

     Advertising and promotional expenses are charged to expense as incurred. Advertising and promotional expenses for the six months ended June 30, 1999 were $687,932.

INCOME TAXES

     Under the provisions of the Internal Revenue Code, the Companies have elected to be taxed as "S" corporations, whereby the Companies' taxable income or loss and tax credits are passed through to their shareholders. In addition, there is a minimal franchise tax on the Companies' taxable income for state purposes.

ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Companies measure their financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Companies' financial instruments, including cash, accounts receivable, accounts payable, and accrued expenses and other liabilities, the carrying amounts approximate fair value due to their short maturities. The amounts shown for note payable--related party also approximate fair value because current interest rates offered to the Companies for debt of similar maturities are substantially the same.

CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the Companies to significant credit risks consist of cash and accounts receivable. The Companies place their cash with high-credit, quality financial institutions.

OTHER RISKS AND UNCERTAINTIES

     To remain competitive, the Companies must continue to enhance and improve the responsiveness, functionality, and features of the Companies' websites. The Internet and the on-line commerce

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999

industry are characterized by rapid technological changes, changes in user and customer requirements and preferences, frequent new service and membership introductions embodying new technologies, and the emergence of new industry standards and practices that could render the Companies' existing website and proprietary technology and systems obsolete. The Companies' success will depend, in part, on their ability to license leading technologies useful in their business, enhance their existing services, develop new services and technology that address the increasingly sophisticated and varied needs of their prospective customers, and respond to technological advances and emerging industry standards and practices on a cost-effective and timely basis.

     A significant barrier to on-line commerce and communications is the secure transmission of confidential information over public networks. On a minority of the Companies' websites, the Companies do not provide the security and authentication necessary to effectively secure transmission of confidential information, such as customer credit card numbers; however, they do provide extensive fraud control measures in their processing, including negative database lookup and real-time risk analysis.

     The Companies rely on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information for those websites providing secure transmissions. Furthermore, there can be no assurance that advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments will result in a compromise or breach of the algorithms used by the Companies to protect customer transaction data.

     The on-line commerce market, particularly over the Internet, is new, rapidly evolving, and intensely competitive. The Companies currently or potentially compete with a variety of other companies.

COMPREHENSIVE INCOME

     The Companies adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Companies' financials statements since the Companies did not have any of the items of comprehensive income in any period presented.

EARNINGS PER SHARE

     The Companies adopted SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing the net income by the weighted-average number of common shares available. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Since the Companies had no common stock equivalents, basic earnings per share and diluted earnings per share are the same.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In February 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Post-Retirement Benefits." The Companies do not expect adoption of SFAS No. 132 to have a material impact, if any, on their financial position or results of operations.

     SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," is effective for financial statements with fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. This statement is not applicable to the Companies.

     SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," is effective for financial statements with the first fiscal quarter beginning after December 15, 1998. This statement is not applicable to the Companies.

     SFAS No. 135, "Rescission of FASB Statement No. 75 and Technical Corrections," is effective for financial statements with fiscal years beginning February 1999. This statement is not applicable to the Companies.

NOTE 3--DUE FROM RELATED PARTIES

     Related party amounts due for the six months ended June 30, 1999 aggregated to $153,190. These amounts due are non-interest-bearing and are payable on demand.

NOTE 4--FURNITURE AND EQUIPMENT

     Furniture and equipment at June 30, 1999 consisted of the following:

          Furniture, fixtures, and equipment................................     $   37,377
          Software..........................................................        139,949
          Licenses..........................................................         50,817
          Computer equipment................................................        921,489
          Capitalized leased equipment......................................      2,137,666
          Capitalized costs.................................................        201,165
          Leasehold improvements............................................         33,769
                                                                                 ----------
                                                                                  3,522,232
          Less accumulated deprecation and amortization (including $867,626
           for capitalized leases)..........................................      1,816,617
                                                                                 ----------
               TOTAL........................................................     $1,705,615
                                                                                 ----------
                                                                                 ----------

     Depreciation and amortization expense for the six months ended June 30, 1999 was $351,642.

NOTE 5--ACCRUED GUARANTEED PAYMENTS

     The Companies have made on-line arrangements with various webmasters, which guarantee variable payments based on the percentage of total converted sales and fixed payments, which are

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999

based on the amount of traffic sent to the Companies' various websites. At June 30, 1999, the amount due was $188,378.

NOTE 6--NOTE PAYABLE--RELATED PARTY

     At June 30, 1999, the Companies had one unsecured note payable in the amount of $700,000 to a shareholder. The note bears interest at 4% per annum and has no stated maturity date. As of June 30, 1999 accrued and unpaid interest amounted to $42,000.

NOTE 7--COMMITMENTS AND CONTINGENCIES

LEASES

     The Companies' office leases provide for minimum annual base rents and payment of certain defined operating expenses. Certain leases are guaranteed by the Companies' majority shareholder. The leases expire through January 31, 2003. At June 30, 1999, future minimum annual commitments under non-cancelable operating lease obligations are as follows:

      PERIOD ENDING
         JUNE 30,
      -------------
          2000...............................................................     $388,643
          2001...............................................................      260,311
          2002...............................................................      164,362
          2003...............................................................       97,111
                                                                                  --------
               TOTAL.........................................................     $910,427
                                                                                  --------
                                                                                  --------

     Rent expense for the six months ended June 30, 1999 was $167,025.

     Long-term debt at June 30, 1999 consisted of capital lease obligations, which are collateralized by applicable equipment with an original cost of $2,137,667. The capitalized lease obligations are payable in monthly installments of $71,036, including interest at 10% to 30% per annum.

     The following is a schedule by year of payments under capital lease obligations:

      PERIOD ENDING
         JUNE 30,
      -------------
          2000..............................................................     $  662,507
          2001..............................................................        565,832
          2002..............................................................        317,412
                                                                                 ----------
          Total payments....................................................      1,545,751
          Less amount representing interest.................................        529,871
                                                                                 ----------

                                                                                  1,015,880
          Less current portion..............................................        409,804
                                                                                 ----------
               LONG-TERM PORTION............................................     $  606,076
                                                                                 ----------
                                                                                 ----------

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999

LITIGATION

     In the normal course of their business, the Companies are subject to various lawsuits and claims. The Companies believe that the final outcomes of these matters, either individually or in the aggregate, will not have a material effect on their financial statements.

EMPLOYMENT AGREEMENTS

     In February 1998, the Companies entered into employment agreements with certain key employees of the Companies. The agreements require aggregate monthly payments of $30,000.

ROYALTIES

     In the normal course of business, the Companies entered into an agreement under which they are obligated to pay royalties. The royalties are based on an agreed-upon amount. Royalty expense for the six months ended June 30, 1999 was $80,148.

NOTE 8--COMMON STOCK

     The Companies' no par value common stock as of June 30, 1999 was as follows:

                                                                        SHARES
                                                       SHARES          ISSUED AND         COMMON
                                                     AUTHORIZED        OUTSTANDING         STOCK
                                                     -----------       ------------       -------
          IGI....................................       100,000            1,000          $ 1,000
          ITN....................................     1,000,000            2,000            2,000
          CTI....................................     1,000,000           10,000           10,000
                                                                                          -------
          Total..................................                                         $13,000
                                                                                          -------
                                                                                          -------

NOTE 9--DEFERRED COMPENSATION PLAN

     During the year ended December 31, 1998, the Companies initiated a 401(k) retirement plan. The plan covers substantially all eligible employees. Employee contributions to the plan are elective, and the Companies match 100% of employee contributions up to 10% of the employee's compensation. All contributions by the Companies are vested over a five-year period. Contributions by the Companies for the six months ended June 30, 1999 were $101,577.

NOTE 10--YEAR 2000 ISSUE

     The Companies are conducting a comprehensive review of their computer systems to identify the systems that could be affected by the Year 2000 Issue and are developing an implementation plan to resolve the Issue.

     The Issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail. The Companies are dependent on computer processing in the conduct of their business activities.

     Based on the review of the computer systems, management does not believe the cost of implementation will be material to the Companies' financial position and results of operations.

                           INTERACTIVE GALLERY, INC.
                       INTERACTIVE TELECOM NETWORK, INC.
                            CARDS TRANSACTIONS, INC.

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1999

NOTE 11--SEGMENT INFORMATION

     For internal reporting purposes, management desegregates the Companies into three divisions: 1) the Internet Division, 2) the Processing Division, and 3) the Other Division. Most corporate expenses, such as internal administrative costs, legal expenses, and debt issuance costs, are included in the Internet Division.

     The following table summarizes the results of the two segments:

                                                      SIX MONTHS ENDED JUNE 30, 1999
                                  ----------------------------------------------------------------------
                                   INTERNET      PROCESSING      OTHER
                                   DIVISION       DIVISION      DIVISION     ELIMINATIONS     COMBINED
                                  -----------    ----------    ----------    ------------    -----------
Sales to customers..............  $13,546,827    $  232,644    $       --    $   (119,782)   $13,659,689
Operating income (loss).........  $ 1,979,070    $  168,620    $ (160,701)   $         --    $ 1,986,989
Identifiable assets.............  $ 3,819,760    $5,322,852    $   46,000    $ (4,765,841)   $ 4,422,771
Capital expenditures............  $    41,165    $   73,614    $   35,000    $         --    $   149,779
Depreciation and amortization...  $    18,608    $  333,034    $       --    $         --    $   351,642

NOTE 12--SUBSEQUENT EVENTS

CAPITAL LEASE OBLIGATIONS

     The Companies entered into several capital lease obligations subsequent to June 30, 1999, which are collateralized by applicable equipment with an original cost of approximately $165,000. The obligations are payable in aggregate monthly installments of $5,800, including interest ranging from 13% to 22%. The leases expire throughout June 2002.

DEFINITIVE AGREEMENT

     In August 1999, New Frontier Media, Inc. signed a Definitive Agreement to acquire 100% of the common stock of IGI, 100% of the common stock of ITN, and 90% of the common stock of CTI for 6,000,000 shares of common stock of New Frontier Media, Inc. The transaction is subject to shareholder and regulatory approval.

                                                                       EXHIBIT C


                            NEW FRONTIER MEDIA, INC.
                           1999 INCENTIVE STOCK PLAN

1. ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

     New Frontier Media, Inc. hereby establishes the NEW FRONTIER MEDIA, INC. 1999 INCENTIVE STOCK PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of New Frontier Media, Inc. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options, including non-qualified stock options and incentive stock options qualifying under Section 422 of the Code, in any combination (collectively, "Options").

2. DEFINITIONS

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a) "Board" shall mean the Board of Directors of the Corporation.

     (b) "Change in Control" shall mean (i) any sale, exchange or other disposition of substantially all of the Corporation's assets; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Corporation is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

     (e) "Common Stock" shall mean shares of the Corporation's common stock, $.0001 par value.


     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.



     (g) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system established by the National Association of Securities Dealers, Inc. ("Nasdaq System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.



     (h) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.



     (i) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.



     (j) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.



     (k) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.



     (l) "Securities Act" shall mean the Securities Exchange Act of 1933, as amended.



     (m) "Subsidiary" and "Subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.


3. ADMINISTRATION

     (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

     Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Rule 16b-3 Requirements. The members of the Committee shall be both "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code. The Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

     (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i) determine the eligible persons to whom, and the time or times at which Options shall be granted,

          (ii) determine the types of Options to be granted,

          (iii) determine the number of shares to be covered by each Option,

          (iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate,

          (v) modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would adversely affect the grantee without the grantee's consent, and

          (vi) accelerate or otherwise change the time in which an Option may be exercised, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any grantee's employment.

     The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

     (e) Indemnification. To the maximum extent permitted by law, the members of the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (f) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4. SHARES AVAILABLE FOR THE PLAN: MAXIMUM AWARDS

     Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 1,500,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options to be awarded under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option shall thereafter be available for further Options under the Plan unless such shares would not be deemed available for future Options pursuant to Section 16 of the Exchange Act.

     The maximum number of shares of Common Stock subject to Options of any combination that may be granted during any 12 consecutive month period to any one individual shall be limited to 250,000 shares. To the extent required by
Section 162(m) of the Code, shares of Common Stock subject to the foregoing limit with respect to which the related Option is terminated, surrendered or canceled shall not again be available for grant under this limit.

5. PARTICIPATION


     Participation in the Plan shall be open to all employees, officers and directors of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or
Section 162(m) of the Code is applicable to the Plan or an Option awarded thereunder, Committee members shall not be eligible to participate in the Plan while members of the Committee.


     Options may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

6. STOCK OPTIONS

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants non-qualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

     (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

     (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

     (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Options.

     The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee. In no event shall an Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

     (e) Restrictions on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or another plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options (taking Options into account in the order in which they were granted) shall be treated as non-qualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.


     The exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.


     (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

7. WITHHOLDING OF TAXES

     The Corporation may require, as a condition to any exercise of an Option under the Plan or a Grant Agreement (hereinafter referred to as a "taxable event"), that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

8. TRANSFERABILITY

     To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option, no Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

9. ADJUSTMENTS; BUSINESS COMBINATIONS

     In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement (i) each grantee shall have the right to exercise his Option at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.


10. TERMINATION AND MODIFICATION OF THE PLAN

     The Board, without further approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval would be required for continued compliance with Rule 16b-3.

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended. No modification may be made that would materially adversely affect any Option previously made under the Plan without the approval of the grantee.

11. NON-GUARANTEE OF EMPLOYMENT

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

12. TERMINATION OF EMPLOYMENT

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Options, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

13. WRITTEN AGREEMENT

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

14. NON-UNIFORM DETERMINATIONS

     The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

15. LIMITATION ON BENEFITS

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

16. LISTING AND REGISTRATION

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any Nasdaq system or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

17. COMPLIANCE WITH SECURITIES LAWS


     The Corporation may require that a grantee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq system upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.


18. GOVERNING LAW

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Colorado, without regard to its conflict of laws rules and principles.


19. PLAN SUBJECT TO ARTICLES OF INCORPORATION AND BY-LAWS


     This Plan is subject to the Articles of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

20. EFFECTIVE DATE; TERMINATION DATE

     The Plan is effective as of September 3, 1999, the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months of such date. Unless previously terminated, the Plan shall terminate on the close of business on September 3, 2009, ten years from the effective date. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

P R O X Y
                            NEW FRONTIER MEDIA, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    The undersigned, revoking all previous proxies, hereby constitutes and appoints Mark Kreloff and Michael Weiner, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Common Stock of New Frontier Media, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders to be held on October 27, 1999, at 5435 Airport Blvd., Suite 100, Boulder, Colorado 80301, at 10:00 a.m., Mountain Daylight Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 2 AND "FOR" ITEMS 1 AND 3 - 5. The         I plan to attend
shares represented by this proxy will be voted as directed by the stockholder. If no direction is given          the meeting
when the duly executed proxy is returned, such shares will be voted "FOR ALL Nominees" in Item 2 and                  / /
"FOR" Items 1 and 3 - 5.

ITEM 1 -- Approval of the IGallery Stock Purchase Agreement and Share Issuance.          FOR            AGAINST          ABSTAIN
                                                                                         / /              / /              / /

ITEM 2 -- Election of four (4) Directors
      Nominees: Mark H. Kreloff, Michael Weiner, Koung Y. Wong, Edward J. Bonn.

            FOR ALL NOMINEES                  WITHHOLD AUTHORITY               Withheld for the following only:
          with exceptions noted                FOR ALL NOMINEES                (Write the name(s) of the Nominee(s) in the space
                  / /                                / /                       below)
                                                                               -------------------------------------------------

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

ITEM 3 -- Approval of 1999 Incentive Stock Option        FOR        AGAINST     ABSTAIN
Plan.                                                    / /          / /         / /

ITEM 4 -- Ratification of appointment of Spicer,         FOR        AGAINST     ABSTAIN
Jefferies & Co. as Independent auditors for              / /          / /         / /
the 2000 fiscal year.


ITEM 5 -- Ratification of two transactions involving     FOR        AGAINST     ABSTAIN
the issuance and sale of more than                       / /          / /         / /
20% of the Company's outstanding shares of common
stock.



If you plan to attend the Annual Meeting check the box above.

DATED: ___________________________________________________________________, 1999

---------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

---------------------------------------------------------------------------
                                     TITLE

Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

           Please mark your choice like this / / in blue or black ink.